SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.                       )

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HASBRO, INC.

(Name of Registrant as Specified In Its Charter)

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“Our updated proxy statement design underscores our continued commitment to give you the information that you need in a format that is easy to follow.”

Dear Fellow Shareholders,

I’m pleased to invite you to join me, our Board of Directors, senior management team and your fellow shareholders at the Company’s 2014 Annual Meeting to be held at our headquarters in Pawtucket, Rhode Island on Thursday, May 22, 2014 at 11:00 AM ET. The attached Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with the information regarding the business to be conducted.

At our Annual Shareholder meeting last year, shareholders representing approximately 64% of the votes cast were in favor of our executive compensation program. While this represented majority support for our compensation program, these results were below what the Board considers satisfactory. In response, the Company reached out to and offered to speak with our largest investors, including firms representing approximately 93% of the shares held by our top 25 institutional investors and approximately 55% of our outstanding shares as of year-end 2013, to gain a better understanding of our shareholders’ views. A combination of our Compensation Committee Chair, members of senior management and I have spoken with twelve of our largest institutional shareholders, representing 41 million shares, or about 42% of the institutional voting authority as of year-end. We found these discussions extremely informative and valuable, and we are very appreciative of the time that our investors took to speak with us.

In response, we undertook several initiatives, which are described in this Proxy Statement on page 27. A key initiative that I would like to highlight is our commitment to simplify and more effectively explain the matters to be addressed at our Annual Meeting. Our updated proxy statement design underscores our continued commitment to give you the information that you need in a format that is easy to follow. You will see several improvements in how we present information to you about our Board of Director nominees, corporate governance practices and executive compensation programs. To begin with, we now have included a Proxy Statement Highlights section starting on page i that provides highlights of the detailed information included elsewhere in this Proxy Statement. We have also further enhanced our Compensation Discussion and Analysis section, providing you with more information regarding the decisions the Compensation Committee made with respect to our executive compensation programs and how those decisions are linked to performance and shareholder value. We hope you find these changes beneficial.

Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, we encourage you to vote promptly. You may vote by telephone or over the Internet, or by completing, signing, dating and returning the enclosed proxy card or voting instruction card if you requested to receive the printed proxy materials.

As stewards of your Company, the Board is keenly focused on the successful execution of our Branded-Play Strategy, the delivery of long-term profitable growth and enhanced total shareholder return. Thank you for the trust that you have placed in Hasbro and for your investment in our business.

April 7, 2014

Alfred J. Verrecchia

Chairman of the Board

HASBRO, INC.

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Time:	11:00 a.m. local time

Date:	Thursday, May 22, 2014

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Purpose:

•    Elect fourteen directors.

•    Conduct an advisory vote on the compensation of the Company’s named executive officers.

•    Approve the 2014 Senior Management Annual Performance Plan (the “2014 Performance Plan”).

•    Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

•    Transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

Other Important Information:

•    The Company’s Board of Directors recommends that you vote your shares “FOR” each of the nominees for director, “FOR” advisory approval of the Company’s compensation for its named executive officers, “FOR” approval of the 2014 Performance Plan, and “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2014.

•    Shareholders of record of the Company’s common stock at the close of business on March 26, 2014 may vote at the meeting.

•    You are cordially invited to attend the meeting to vote your shares in person, to hear from our senior management, and to ask questions. If you are not able to attend the meeting in person, you may vote by Internet, by telephone or by mail. See the Proxy Statement for specific instructions. Please vote your shares.

•    On or about April 7, 2014 we will begin mailing a Notice of Internet Availability of Hasbro’s Proxy Materials to shareholders informing them that this Proxy Statement, our 2013 Annual Report to Shareholders and voting instructions are available online. As is more fully described in that Notice, all shareholders may choose to access our proxy materials on the Internet or may request to receive paper copies of the proxy materials.

By Order of the Board of Directors

Barbara Finigan

Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 7, 2014

PROXY STATEMENT HIGHLIGHTS

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2013 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 29, 2013.

Annual Meeting of Shareholders

Date:	Thursday, May 22, 2014

Time:	11:00 a.m. local time

Place:	Hasbro, Inc. Corporate Offices 1027 Newport Avenue Pawtucket, Rhode Island 02861

Record date:	March 26, 2014

Meeting Agenda and Voting Recommendations

Agenda Item	Board Vote Recommendation	Page Reference for More Information
Proposal 1: Election of Fourteen Director Nominees	FOR each director nominee	4
Proposal 2: Advisory Approval of the Compensation of the Company’s Named Executive Officers	FOR	62
Proposal 3: Approval of the 2014 Senior Management Annual Performance Plan	FOR	67
Proposal 4: Ratification of KPMG as Independent Registered Public Accounting Firm for 2014	FOR	75

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Board Nominees

Name	Age	Director Since	Principal Occupation	Independent Director	Committee Memberships
Basil L. Anderson	68	2002	Former Vice Chairman of Staples, Inc.	✓	Compensation, Nominating, Governance and Social Responsibility
Alan R. Batkin	69	1992	Chairman and Chief Executive Officer of Converse Associates, Inc.	✓	Audit, Finance
Frank J. Biondi, Jr.	69	2002	Senior Managing Director of WaterView Advisors LLC	✓	Compensation, Nominating, Governance and Social Responsibility
Kenneth A. Bronfin	54	2008	Senior Managing Director of Hearst Ventures	✓	Finance (Chair), Compensation, Executive
John M. Connors, Jr.	71	2004	Chairman Emeritus of Hill Holliday	✓	Compensation (Chair), Executive, Nominating, Governance and Social Responsibility
Michael W.O. Garrett	71	2005	Retired Executive Vice President of Nestlé S.A.	✓	Audit, Finance
Lisa Gersh	55	2010	Formerly Chief Executive Officer of Martha Stewart Living Omnimedia, Inc.	✓	Audit, Nominating, Governance and Social Responsibility
Brian D. Goldner	50	2008	President and Chief Executive Officer of Hasbro, Inc.		Executive
Jack M. Greenberg	71	2003	Chairman of The Western Union Company and InnerWorkings, Inc.	✓	Nominating, Governance and Social Responsibility (Chair), Finance, Executive
Alan G. Hassenfeld	65	1978	Retired Chairman and Chief Executive Officer of Hasbro, Inc.	✓	Executive (Chair), Finance
Tracy A. Leinbach	54	2008	Retired Executive Vice President and Chief Financial Officer of Ryder Systems, Inc.	✓	Audit (Chair), Finance, Executive
Edward M. Philip	48	2002	Chief Operating Officer of Partners in Health	✓	Compensation, Nominating, Governance and Social Responsibility
Richard S. Stoddart	51	2014	Chief Executive Officer of Leo Burnett North America	✓	Joined Board of Directors in March 2014
Alfred J. Verrecchia	71	1992	Chairman of the Board of Hasbro, Inc.	✓	Executive

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Corporate Governance Highlights

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:
Our Board is composed of a significant majority of independent directors;
We have an Independent Presiding Director;
Our entire Board is elected annually;
We do not have a shareholder rights plan;
We have adopted a Clawback Policy;
We have a longstanding commitment to Corporate Sustainability;
In 2012 we adopted a policy prohibiting the pledging or hedging of Company stock on a prospective basis;
Long-term incentive compensation granted on and after April 2013 is subject to a double-trigger change in control provision;
We have a written Code of Conduct and Corporate Governance Principles; and
We have share ownership policies applicable to our Board members, our executive officers and designated other members of management and a new share retention policy.

2013 Shareholder Outreach.    At our 2013 Annual Shareholders Meeting, the Company’s shareholders were presented with an advisory vote asking for approval of the Company’s 2012 compensation program for its Named Executive Officers, commonly known as the “Say on Pay” proposal. Our 2011 and 2012 Say on Pay proposals were overwhelmingly supported by shareholders with a favorable vote of approximately 94% of votes cast each year. At our 2013 Annual Meeting, approximately 64% of the votes cast were voted in favor of our executive compensation program as disclosed in our 2013 Proxy Statement. While representing majority support for our Named Executive Officer compensation, these results were well below what we consider satisfactory. Our Compensation Committee and our full Board of Directors carefully consider the outcome of shareholder votes on the Company’s executive compensation programs in reviewing and establishing future programs and in determining whether changes should be made to our executive compensation programs.

Following our 2013 Say on Pay result, the Company reached out to and offered to speak with its largest investors, including firms representing approximately 93% of shares held by our top 25 institutional investors and approximately 55% of our outstanding shares as of year-end 2013. A combination of our Compensation Committee Chair, our Board Chairman and members of senior management have spoken with twelve of our largest institutional shareholders, representing 41 million shares or about 42% of the institutional voting authority as of year-end.

Additionally, our Compensation Committee Chair and members of our senior management spoke with representatives from the proxy advisory service firm Institutional Shareholder Services, Inc. (ISS) and our Board Chairman, Compensation Committee Chair and members of our senior management spoke with representatives from the proxy advisory service firm Glass Lewis & Co., LLC (Glass Lewis) to discuss our compensation programs and philosophies, our 2013 shareholder outreach program and what we have done or plan to do based on the feedback that we received from our investors. We also gave these advisory firms the opportunity to ask questions and offer their viewpoint on our executive compensation programs.

The Company found these discussions extremely informative and valuable, and we are very appreciative of the time that our investors and the advisory firms took to speak with us. Through these engagements, the Company learned that shareholders were looking for additional explanation and clarification relating to the Amended and Restated Employment Agreement with Brian Goldner, the Company’s Chief Executive Officer, which was entered into in October 2012. Specifically, they wanted to understand why the Compensation Committee structured the compensation package the way that it did and the Committee’s thinking behind the various components of the agreement. The frequently asked questions from these engagements, and the Company’s responses to those questions, are outlined beginning on page 24 of this Proxy Statement. The Compensation Committee has also taken specific actions in response to this shareholder feedback, which are outlined on page 27.

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Executive Compensation Highlights

Hasbro’s Transformation into a Global Branded-Play Company.    Hasbro’s senior management team, led by our Chief Executive Officer Brian Goldner, has been and continues to be critical to our transformation from a traditional toy and game manufacturer into a global branded-play organization through the successful execution of our branded-play strategy. Since 2000, the Company has conceptualized and implemented its branded-play strategy, imagining and re-imagining core Hasbro brands globally, identifying Hasbro’s Franchise Brands (TRANSFORMERS, NERF, MY LITTLE PONY, MAGIC: THE GATHERING, LITTLEST PET SHOP, MONOPOLY and PLAY-DOH) and developing new ways to express Hasbro’s brands through entertainment, digital media and lifestyle licensing.

Hasbro has successfully executed brands such as TRANSFORMERS, G.I. JOE and BATTLESHIP as major motion pictures, expanded into television by forming Hasbro Studios and entered into a joint venture with Discovery Communications to run the Hub Network, a children’s and family cable television network, in the U.S. Today, Hasbro television programming airs in more than 180 territories globally.

Finally, Hasbro has succeeded in building a global brand organization, establishing teams to grow its brands in markets around the world. This includes opening offices in key emerging markets, including Russia, China and Brazil, since 2008. At that time, emerging markets revenue was approximately $150 million and by year-end 2013, emerging markets revenue had grown at a 5-year compound annual growth rate of 30% to $575 million and represented 14% of Hasbro’s total revenues. The timeline on page 20 of this Proxy Statement highlights significant milestones that the Company has achieved in its transformative journey into a global branded-play organization.

2013 Business Highlights.

•	15% revenue growth for our Franchise Brands as a group, with six of the seven brands growing;

•	Grew Girls category revenues grew 26% to reach a record $1 billion in revenues for the first time in the Company’s history;

•	Executed our business plan globally by leveraging our investments in new and emerging markets, resulting in 5% growth in our International segment and 25% growth year-over-year in emerging markets;

•	Grew the Games category 10%, including growth in the category even absent the contribution of our games Franchise Brands MAGIC: THE GATHERING and MONOPOLY;

•

Delivered the 13th consecutive year of growth in underlying earnings per share, with our full-year 2013 earnings per diluted share increasing from $2.81 in 2012, to $2.83 in 2013, (such EPS excluding the charges and benefits set forth in the diluted earnings per share chart on page 22 of this Proxy Statement);

•	Strengthened our mobile gaming expertise and capabilities with the purchase of a 70% majority interest in mobile game developer Backflip Studios;

•	Furthered relationships with certain of our key partners, including expanding our relationship with The Walt Disney Company for the MARVEL and STAR WARS franchises;

•	Executed the first full year of the multi-year cost-savings initiative designed to deliver $100 million in underlying annual cost savings by the end of 2015;

•	Delivered a one-year total shareholder return of 57%, a three-year average total shareholder return of 9% annually, and a five-year average total shareholder return of 17% annually; and

•

Returned $258.6 million to our shareholders, in the form of $156.1 million in dividends (the quarterly dividend historically paid annually in February was accelerated and paid in December 2012 and not included in this total) and the repurchase of $102.5 million of our stock.

Reported and Realized Compensation for Mr. Goldner.    At Hasbro, pay for performance is critical. A key compensation philosophy of the Company is that a large majority of an executive’s overall compensation opportunity should be at risk and based upon the performance of the Company in meeting its financial objectives and upon delivering total return to the Company’s shareholders. The Company believes that the primary responsibility of the senior management team is to drive the financial and business performance of the Company and create value for the Company’s shareholders.

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The following table presents the reported and realized compensation for the Company’s Chief Executive Officer over the prior three years. The table illustrates that the reported compensation often exceeds the actual, realized compensation for the executive, and this divergence can become greater as the percentage of the executive’s compensation composed of performance-based elements increases. A detailed discussion on Reported and Realized Compensation can be found beginning on page 33 of this Proxy Statement.

CEO Reported vs. Realized Pay

*	Indexed Total Shareholder Return (TSR) tracks an assumed investment of $100 at the end of 2010 in the Company’s Common Stock, assuming full reinvestment of dividends and no payment of brokerage or other commissions or fees.

Key Compensation Actions for 2013.    Each year, the Compensation Committee reviews the Company’s incentive plans and their underlying goals and targets. For 2013, the Committee took the following steps to maintain the strong linkage between pay and performance across the Company’s incentive plans. These items are described in more detail beginning on page 34 of this Proxy Statement.

•

Challenging Performance Objectives for the 2013 Contingent Stock Performance Awards.    The Compensation Committee established challenging three-year performance objectives for the 2013 Contingent Stock Performance Awards, modifying the performance targets to require that a minimum of 90% of targeted cumulative earnings per share be achieved for payout, regardless of revenue achievement. The Compensation Committee also modified the EPS and Revenue metric weightings for the Company’s contingent stock performance awards. For the 2013 contingent stock performance awards, the Company’s achievement against its EPS metric is weighted 60% and the Company’s achievement against the Revenues metric is weighted 40% for purposes of earning shares under the award. These metrics were previously weighted evenly.

•

No Payment of Shares Under the 2011 Contingent Stock Performance Awards.    No payment of shares under the contingent stock performance awards granted in 2011 were made since the Company did not achieve at least 90% of the challenging three-year cumulative net revenue and earnings per share targets to earn payouts under the awards. This is the second year in a row that no payouts have been made under the contingent stock performance awards.

•

Enhanced Rigor Relating to the 2013 Bonus Determinations under the Company’s 2009 Senior Management Annual Performance Plan.    As part of establishing the annual cash incentive awards, the Compensation Committee established a more rigorous process for exercising negative discretion in making participant bonus calculations working within the requirements of Code Section 162(m).

•

Revised Peer Group.    In 2013 the Compensation Committee assessed the criteria used and companies included in the core peer group in order to determine whether the companies included were appropriate due to the Company’s transformation from a traditional toy and game manufacturer into a global branded-play organization with a robust portfolio of brands. The Compensation Committee approved certain changes to the peer group that were effective for Mr. Goldner’s pay for performance comparison in 2013.

•

Engaged in Extensive Shareholder Outreach Program.    Following our 2013 Say on Pay result, where approximately 64% of votes cast were voted in favor of our executive compensation program, as disclosed in our 2013 Proxy Statement, the Company reached out to and offered to speak with its largest investors, including institutional investors representing approximately 93% of shares held by our top 25 institutional investors and approximately 55% of our outstanding shares as of year-end 2013. A combination of the Company’s Compensation Committee Chair, Board Chairman and members of senior management have spoken with twelve of our largest institutional shareholders, representing 41 million shares or about 42% of the institutional voting authority as of year-end. We also spoke with representatives from the proxy advisory service firms ISS and Glass Lewis to

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discuss our compensation programs and philosophies, our 2013 shareholder outreach program, what we have done or plan to do based upon the feedback we received from investors and their questions. Based on feedback received in these discussions, the Company has taken or will take certain actions that are described on page 27 of this Proxy Statement.

Please see the Compensation Discussion and Analysis and Executive Compensation sections beginning on page 19 of this Proxy Statement for a detailed description of our executive compensation programs, philosophy and design.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why are these materials being made available to me?

A:	The Board of Directors (the “Board”) of Hasbro, Inc. (the “Company” or “Hasbro”) is making these proxy materials available to you on the Internet, or sending printed proxy materials to you in certain situations, including upon your request, beginning on or about April 7, 2014, in connection with Hasbro’s 2014 Annual Meeting of Shareholders (the “Meeting”), and the Board’s solicitation of proxies in connection with the Meeting. The Meeting will take place at 11:00 a.m. local time on Thursday, May 22, 2014 at Hasbro’s corporate offices, 1027 Newport Avenue, Pawtucket, Rhode Island 02861. The information included in this Proxy Statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of Hasbro’s named executive officers and Hasbro’s directors, and certain other information. Hasbro’s 2013 Annual Report to Shareholders is also available to shareholders on the Internet and a printed copy will be mailed to shareholders upon their request.

Q:	What proposals will be voted on at the Meeting?

A:	There are four proposals scheduled to be voted on at the Meeting:

•	Election of fourteen directors.

•	An advisory vote on the compensation of the Company’s named executive officers.

•	Approval of the 2014 Senior Management Annual Performance Plan (the “2014 Performance Plan”).

•	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2014.

Q:	Why did I receive a Notice of the Internet Availability of Hasbro’s Proxy Materials, instead of a full set of printed proxy materials?

A:	Rules adopted by the Securities and Exchange Commission allow us to provide access to our proxy materials over the Internet instead of mailing a full set of such materials to every shareholder. We have sent a Notice of Internet Availability of Hasbro’s Proxy Materials (the “Notice”) to our shareholders who have not requested to receive a full set of the printed proxy materials. Because of certain legal requirements, shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan were still mailed a full set of proxy materials this year. Our other shareholders may access our proxy materials over the Internet using the directions set forth in the Notice. In addition, by following the instructions in the Notice, a shareholder may request that a full set of printed proxy materials be sent to them.

We have chosen to send the Notice to shareholders, instead of automatically sending a full set of printed copies to all shareholders, to reduce the impact of printing our proxy materials on the environment and to save on the costs of printing and mailing incurred by the Company.
Q:	How do I access Hasbro’s proxy materials online?

A:	The Notice provides instructions for accessing the proxy materials for the Meeting over the Internet, and includes the Internet address where those materials are available. Hasbro’s Proxy Statement for the Meeting and 2013 Annual Report to Shareholders can be viewed on Hasbro’s website at http://investor.hasbro.com/annual-proxy.cfm.

Q:	How do I request a paper copy of the proxy materials?

A:	Paper copies of Hasbro’s proxy materials will be made available at no cost to you, but they will only be sent to you if you request them. To request a paper copy of the proxy materials follow the instructions on the Notice that you received. You will be able to submit your request for copies of the proxy materials by sending an email to the email address set forth in the Notice, by going to the Internet address set forth in the Notice or by calling the phone number provided in the Notice.

Q:	What shares owned by me can be voted?

A:	All shares of the Company’s common stock, par value $.50 per share (“Common Stock”) owned by you as of the close of business on March 26, 2014, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Hasbro’s Dividend Reinvestment and Cash Stock Purchase Program and (2) held for you as the beneficial owner through a broker, bank or other nominee.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Hasbro shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the shareholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Hasbro’s Transfer Agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you have the right to grant your voting proxy directly to Hasbro or to vote in person at the Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the shareholder of record. As the

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	1

beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Meeting and vote in person, please contact your broker or nominee to obtain a legal proxy or follow the instructions on the Notice or voting instruction card that you received.

Effect of Not Casting Your Vote

If you hold your shares in street name in a brokerage account, it is critical that you cast your vote if you want it to count in the election of Directors (Proposal No. 1 in this Proxy Statement), in the shareholder advisory vote on compensation of the Company’s named executive officers (Proposal No. 2), and in the approval of the 2014 Performance Plan (Proposal No. 3). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate. Regulatory changes removed the ability of your broker to vote your uninstructed shares in the election of Directors on a discretionary basis, and brokers do not have any discretionary ability to vote shares on the election of Directors, the advisory vote with respect to the compensation of the Company’s named executive officers or on the vote to approve the 2014 Performance Plan. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of Directors, the advisory vote on the compensation of the Company’s named executive officers or the vote on the 2014 Performance Plan, no votes will be cast on your behalf on those matters. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 4).

If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Meeting.

Q:	How can I attend the Meeting?

A:	You may attend the Meeting if you are listed as a shareholder of record as of the close of business on March 26, 2014 and bring proof of your identification. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of March 26, 2014, or a legal proxy if you wish to vote your shares in person at the Meeting. In addition to the items mentioned above, you should bring proof of your identification.

Q:	How can I vote my shares in person at the Meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the Meeting. Please bring proof of your identification to the meeting. Shares beneficially owned may be voted by you if you receive and present at the Meeting a proxy from your broker or nominee, together with proof of identification. Even if you plan to attend the Meeting, we recommend that you also vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Meeting or are otherwise unable to attend.

Q:	How can I vote my shares without attending the Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have Internet access, you may submit your proxy from any location by following the Internet voting instructions on the Notice you received or by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that for Hasbro shareholders, other than those shareholders holding their shares through the Hasbro 401(k) Retirement Savings Plan who are all being mailed a printed set of proxy materials, you will only be mailed a printed set of the proxy materials, including a printed proxy card or printed voting instruction card, if you request that such printed materials be sent to you. You may request a printed set of proxy materials by following the instructions in the Notice.

Please note that you cannot vote by marking up the Notice of Internet Availability of the Proxy Materials and mailing that Notice back. Any votes returned in that manner will not be counted.

Q:	How are votes counted?

A:	Each share of Common Stock entitles its holder to one vote on all matters to come before the Meeting, including the election of Directors. In the election of Directors, for each of the nominees you may vote “FOR” such nominee or your vote may be “WITHHELD” with respect to such nominee. For proposals two, three and four, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you “ABSTAIN”, it has the same effect as a vote “AGAINST” the proposal.

If you properly sign and return your proxy card or complete your proxy via the Internet or telephone, your shares will be voted as you direct. If you sign and submit your proxy card or

2	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of the Board.

If you are a shareholder of record and do not either vote via the Internet, via telephone, return a signed proxy card or vote in person at the Meeting, your shares will not be voted.

If you are a beneficial shareholder and do not vote via the Internet, telephone, in person at the Meeting or by returning a signed voting instruction card, your shares may only be voted in situations where brokers have discretionary voting authority over the shares. Discretionary voting authority is only permitted on the proposal for the ratification of the selection of KPMG as the Company’s independent registered public accounting firm for 2014.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your proxy instructions at any time prior to the vote at the Meeting. For shares held directly in your name, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to the Secretary of the Company or by attending the Meeting and voting in person. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice or more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all Notices or proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will publish final voting results in a Current Report on Form 8-K within a few days following the Meeting.

Q:	What is the quorum for the Meeting?

A:	Holders of record of the Common Stock at the close of business on March 26, 2014 are entitled to vote at the Meeting or any adjournments thereof. As of that date there were 130,458,933 shares of Common Stock outstanding and entitled to vote and a majority of the outstanding shares will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted as present at the Meeting for purposes of determining whether there is a quorum at the Meeting. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

Q:	What happens if I have previously consented to electronic delivery of the Proxy Statement and other annual meeting materials?

A:	If you have previously consented to electronic delivery of the annual meeting materials you will receive an email notice with instructions on how to access the Proxy Statement, notice of meeting and annual report on the Company’s website, and the proxy card for registered shareholders and voting instruction card for beneficial or “street name” shareholders, on the voting website. The notice will also inform you how to vote your proxy over the Internet. You will receive this email notice at approximately the same time paper copies of the Notice, or annual meeting materials are mailed to shareholders who have not consented to receive materials electronically. Your consent to receive the annual meeting materials electronically will remain in effect until you specify otherwise.

Q:	If I am a shareholder of record how do I consent to receive my annual meeting materials electronically?

A:	Shareholders of record who choose to vote their shares via the Internet will be asked to choose a current and future delivery preference prior to voting their shares. After entering the access information requested by the electronic voting site, click “Submit” and then respond as to whether you would like to receive current proxy material electronically or by mail. There will be a link to your current meeting materials so that you can view them electronically. If you already have access to the materials, choose that option and click the “Continue” button. On the following screen, choose whether you would like to receive future proxy materials by e-mail (and enter and verify your e-mail address), by mail or make no change or no preference and click “Continue.” During the year, shareholders of record may sign up to receive their future annual meeting materials electronically over the Internet by going to the website www.computershare.com/investor. Shareholders of record with multiple Hasbro accounts will need to consent to electronic delivery for each account separately.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	3

ELECTION OF DIRECTORS (Proposal No. 1)

Fourteen directors are to be elected at the Meeting. All of the directors elected at the Meeting will serve until the 2015 Annual Meeting of Shareholders (the “2015 Meeting”), and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Board has recommended as nominees for election as directors, to serve until the 2015 Meeting, the persons named below. All of the nominees are currently directors of the Company. The proxies cannot be voted for more than fourteen directors at the Meeting.

Unless otherwise specified in your voting instructions, the shares voted pursuant thereto will be cast for the persons named below as nominees for election as directors. If, for any reason, any of the nominees named below should be unable to serve as a director, it is intended that such proxy will be voted for the election, in his or her place, of a substituted nominee who would be recommended by the Board. The Board, however, has no reason to believe that any nominee named below will be unable to serve as a director.

In considering candidates for election to the Board, the Board, the Nominating, Governance and Social Responsibility Committee of the Board, and the Company consider a number of factors, including employment and other experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to the Company’s business, business ethics and professional reputation, other Board service, business, financial and strategic judgment, and the desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. Each of the nominees for election to the Board at the meeting has served in senior positions at complex organizations and has demonstrated a successful track record of strategic, business and financial planning, execution and operating skills in these positions. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a large multinational company.

The following information set forth below as to each director nominee includes: (i) his or her age; (ii) all positions and offices with the Company; (iii) principal occupation or employment during the past five years; (iv) current directorships of publicly-held companies or investment companies; (v) other previous directorships of publicly-held companies or investment companies during the past five years; (vi) period of service as a director of the Company; and (vii) particular experience, qualifications, attributes or skills, beyond those described above, which led the Company’s Board to conclude that the nominee should serve as a director of the Company. Except as otherwise indicated, each person has had the same principal occupation or employment during the past five years.

Nominees for Election As Directors

Basil L. Anderson

Age: 68

Basil L. Anderson served as Vice Chairman of Staples, Inc. (office supply company) from September 2001 until March 2006. Prior thereto, he was Executive Vice President — Finance and Chief Financial Officer of Campbell Soup Company (consumer products company) since 1996. Mr. Anderson also previously served as Chief Financial Officer of Scott Paper Company from 1993 to 1996. Mr. Anderson is a director of Becton, Dickinson and Company, Moody’s Corporation and Staples, Inc. He previously served on the Board of CRA International, Inc. from 2004 until January 2010. Mr. Anderson has been a director of the Company since 2002.

The Board has nominated Mr. Anderson for election as a director because of his more than 30 years of business experience, including years of experience as an operating executive, a chief financial officer and as a board member of major multinational public companies. In the Board’s view Mr. Anderson possesses strategic, business, financial planning and operations expertise; corporate finance expertise; particular knowledge, expertise and perspective regarding financial reporting and accounting issues for multinational public companies; experience from service on four public company audit committees; expertise in corporate governance and board and committee best practices; and international business expertise.

4	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

Alan R. Batkin

Age: 69

Alan R. Batkin is Chairman and Chief Executive Officer of Converse Associates, Inc. (a strategic advisory firm). From 2007 to 2012, he was the Vice Chairman of Eton Park Capital Management, L.P. (global, multi-disciplinary investment firm). Prior thereto, he was the Vice Chairman of Kissinger Associates, Inc. (strategic consulting firm) from 1990 until 2006. He is a director of Cantel Medical Corp., Pattern Energy Group, Inc. and Omnicom Group, Inc. Mr. Batkin served on the Board of Overseas Shipholding Group, Inc. from 1999 to 2012. Mr. Batkin has been a director of the Company since 1992.

The Board has nominated Mr. Batkin for election as a director because of his more than 40 years of business experience and financial expertise spanning his work in public accounting as a CPA, investment banking and international strategic consulting. Mr. Batkin has extensive experience advising multinational companies on global business and political issues, and he has served as a director for numerous public companies. The Board believes Mr. Batkin possesses expertise in corporate finance and asset management; expertise in strategic planning and international business operations; particular knowledge, expertise and perspective regarding financial reporting and accounting matters for multinational public companies; and expertise in corporate governance and board and committee best practices.

Frank J. Biondi, Jr.

Age: 69

Frank J. Biondi, Jr. is Senior Managing Director of WaterView Advisors LLC (private equity fund specializing in media), serving in this role since 1999. Mr. Biondi is a director of Amgen, Inc., Cablevision Systems Corporation, Seagate Technology PLC and RealD Inc. Mr. Biondi previously served on the board of directors of Yahoo! Inc. from 2008 until 2010. Mr. Biondi has been a director of the Company since 2002.

The Board has nominated Mr. Biondi for election as a director because of his more than 40 years of business experience, including years of experience as an operating executive and as a chief executive officer of a number of television, film, media and other diversified entertainment companies, including Universal Studios, Viacom Inc., Coca-Cola Television and Home Box Office. Most recently, Mr. Biondi has spent fourteen years serving as the senior managing director of an investment advisory firm specializing in television, entertainment and media. Mr. Biondi has also served on the boards of over 15 public companies during his career. The Board believes Mr. Biondi possesses particular knowledge, expertise and perspective regarding the television, entertainment and media industries; corporate finance and strategic planning expertise; as well as expertise in corporate governance and board and committee best practices.

Kenneth A. Bronfin

Age: 54

Kenneth A. Bronfin is Senior Managing Director of Hearst Ventures (the strategic investment arm of diversified media company Hearst Corporation), serving in this role since 2013. Prior thereto, he was President of Hearst Interactive Media since 2002. Prior thereto, he was Deputy Group Head of Hearst Interactive Media since 1996. From 2002 until 2006, Mr. Bronfin served on the Board of iVillage Inc. Mr. Bronfin has been a director of the Company since 2008.

The Board has nominated Mr. Bronfin for election as a director because of his extensive expertise and experience in operational and executive roles in the media and digital services sectors. Mr. Bronfin’s experience includes serving in a number of executive positions where he was in charge of leading interactive media and digital businesses and where he led new business ventures, strategic investments and acquisitions in the digital content and media sectors. Mr. Bronfin also has experience serving on a number of private and public company boards of directors. The Board believes Mr. Bronfin possesses particular knowledge, expertise and experience in the media and digital services businesses, including international media; advertising and marketing, and consumer trends in media and digital technology; as well as expertise in strategic planning and corporate finance.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	5

John M. Connors, Jr.

Age: 71

John M. Connors, Jr. was a founding partner of Hill Holliday Connors Cosmopulos Inc., a full-service marketing, advertising and communications company based in Boston, Massachusetts. He served as Chairman, CEO and President for many years before selling the company in 1998 to the Interpublic Group (IPG). He continued to serve as Chairman, CEO and President of the company following the sale until 2003 and as Chairman until 2006, and he currently serves as Chairman Emeritus. From 2004 to 2013, Mr. Connors served on the Board of Covidien PLC. He has been a director of the Company since 2004.

The Board has nominated Mr. Connors for election as a director because of his more than 40 years of business experience, which includes co-founding and developing one of the top advertising and marketing communications firms in the United States and advising many of the top branded companies in the world. Mr. Connors has also served on the boards of dozens of entities, including public companies, private companies, hospitals and colleges. The Board believes that Mr. Connors possesses particular knowledge, expertise and perspectives regarding the marketing, advertising and communications fields; brand management, brand building and brand research and development; and expertise in corporate governance and board and committee best practices.

Michael W.O. Garrett

Age: 71

Michael W.O. Garrett served in a number of positions with Nestlé S.A. (international food and beverage company), most recently as Executive Vice President of Nestlé S.A. responsible for Asia, Africa, the Middle East and Oceania until 2005. He serves as a board member of the Nestlé Company in India and non-executive director on the boards of Gottex Fund Management Holdings Ltd. and the Bobst Group in Switzerland. From 2004 to 2013 Mr. Garrett served on the Board of Prudential PLC, UK. Mr. Garrett has been a director of the Company since 2005.

The Board has nominated Mr. Garrett for election as a director because of his more than 40 years of experience with Nestlé S.A., which involved service in operating and executive positions of increasing responsibility, including management of large international operations and responsibility for developing and managing businesses in new and emerging markets in many global regions, including Asia Pacific, Africa and the Middle East. Mr. Garrett also has extensive experience serving on the boards of large multinational companies. The Board believes Mr. Garrett possesses particular knowledge, expertise and perspectives regarding international business operations and expansion, including operations in new and emerging markets; corporate finance and international operating and tax matters; organizational issues involving large, multinational consumer-focused companies; strategic planning expertise; and expertise in board and committee best practices.

Lisa Gersh

Age: 55

Lisa Gersh served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc. (integrated media and merchandising company) until 2013. Prior thereto, she served as President and Chief Operating Officer of Martha Stewart Living Omnimedia, Inc. from 2011 to 2012. She served as President, Strategic Initiatives at NBC News, an operating subsidiary of NBC Universal (media company) from 2007 until January 2011. Ms. Gersh also served as General Managing Director of the Weather Channel companies for NBC Universal from 2007 until 2009. Prior thereto, she was a co-founder and the President and Chief Operating Officer of Oxygen Media (media company) from 1998 until 2007, when it was acquired by NBC News. Ms. Gersh served as a director of Martha Stewart Living Omnimedia, Inc. from 2011 to 2013 and served on the board of directors of The Knot, Inc. (now XO Group Inc.) from 2005 until 2010. Ms. Gersh has been a director of the Company since 2010.

The Board has nominated Ms. Gersh for election as a director because of her extensive experience in the media and entertainment industries, including television, digital entertainment and publishing. These roles involved operating and executive positions with multiple leading media companies, including her most recent role as President and Chief Executive Officer of Martha Stewart Living Omnimedia and her role in leading NBC Universal’s acquisition of the Weather Channel companies as the executive in charge of the investment. The Board believes Ms. Gersh possesses particular knowledge, expertise and perspectives regarding the media and entertainment industries, including the cable television and digital industries; marketing and branding expertise; and expertise in media trends and strategic planning.

6	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

Brian D. Goldner

Age: 50

Brian D. Goldner has served as the President and Chief Executive Officer of Hasbro, Inc. since 2008. Prior thereto, Mr. Goldner served as the Chief Operating Officer of Hasbro from 2006 to 2008 and as President, U.S. Toys Segment from 2003 to 2006. Prior to joining Hasbro in 2000, Mr. Goldner held a number of management positions in the family entertainment and advertising industries, including as Executive Vice President and Chief Operating Officer of Bandai America, Worldwide Director in charge of the Los Angeles Office of J. Walter Thompson and as a Vice President and Account Director of Leo Burnett Advertising. Mr. Goldner serves on the Board of Molson

Coors Brewing Company. Mr. Goldner has been a director of the Company since 2008.

The Board has nominated Mr. Goldner for election as a director because of his success in senior leadership roles at Hasbro, culminating in his appointment as the Company’s Chief Executive Officer in 2008, and his extensive experience and expertise in branded-play entertainment industries and expertise in marketing, brand development and brand building. Mr. Goldner is the chief architect of the Company’s branded-play strategy and brand blueprint and has led the Company’s transformation from a traditional toy and game manufacturer into a global branded-play organization. Since 2000, under Mr. Goldner’s leadership, the Company has conceptualized and implemented its branded-play strategy, imagining and re-imagining core Hasbro brands globally, identifying Hasbro’s Franchise Brands and developing new ways to express Hasbro’s brands through entertainment, digital media and lifestyle licensing. Mr. Goldner has been a key driver behind the Company’s use of immersive brand-driven entertainment experiences, including motion pictures and television based on the Company’s brands, to develop brand recognition and build the Company’s business. Mr. Goldner also led the Company’s significant global expansion into new and emerging markets. The Board believes Mr. Goldner possesses particular knowledge, expertise and experiences regarding strategic and operational planning and execution in the global branded-play entertainment industry, including building global brands and in delivering immersive branded-play offerings; in global branded entertainment industry trends and challenges; and expertise in marketing and product and brand development and delivery in the entertainment and consumer products spaces.

Mr. Goldner also serves as an officer and/or director of a number of the Company’s subsidiaries at the request and convenience of the Company.

Jack M. Greenberg

Age: 71

Jack M. Greenberg has served as the Chairman of The Western Union Company (funds transfer company) since 2006 and the Chairman of InnerWorkings, Inc. (global provider of managed print and promotional solutions) since 2010. Prior thereto, Mr. Greenberg served as Chief Executive Officer of McDonald’s Corporation (restaurant franchiser) from August 1998 until his retirement in December 2002. He served as Chairman of the Board of McDonald’s Corporation from May 1999 until December 2002. Mr. Greenberg is a director of Allstate Corporation, Quintiles Transnational Holdings Inc. and Manpower, Inc. and a director and Chairman of the Board of

InnerWorkings, Inc. and The Western Union Company. Mr. Greenberg previously served on the board of directors of Abbott Laboratories from 2001 until 2007 and First Data Corporation from 2002 until 2006. Mr. Greenberg has been a director of the Company since 2003.

The Board has nominated Mr. Greenberg for election as a director because of his more than 40 years of business experience, including service as a partner and director of tax for an accounting firm, and his years of operating and executive experience with McDonald’s Corporation involving roles of increasing responsibility and business and financial oversight. Mr. Greenberg’s career with McDonald’s commenced with his service as chief financial officer, and then culminated as chairman and chief executive officer of McDonald’s. Mr. Greenberg has also served on the boards of numerous public companies and philanthropic organizations. The Board believes Mr. Greenberg possesses particular knowledge, expertise and experience in corporate finance and tax expertise; executive management of a multinational company; expertise in operating and international issues for multinational corporations; strategic planning expertise; expertise in financial reporting and accounting issues for large multinational corporations; and expertise in corporate governance and board and committee best practices.

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	7

Alan G. Hassenfeld

Age: 65

Alan G. Hassenfeld served as Chairman of the Board of Hasbro, Inc. from 1989 to 2008. Prior to May 2003, Mr. Hassenfeld served as Chairman of the Board and Chief Executive Officer of Hasbro since 1999. Prior thereto, he was Chairman of the Board, President and Chief Executive Officer of Hasbro since 1989. Mr. Hassenfeld serves on the Board of salesforce.com, inc. and served on the Board of Global Cornerstone Holdings Ltd. from 2011 until 2013. Mr. Hassenfeld is also co-chairman of the Governing Body of the International Council of Toy Industries CARE Process. Mr. Hassenfeld has been a director of the Company since 1978.

The Board has nominated Mr. Hassenfeld for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industry, including his extensive service in senior leadership roles at Hasbro, culminating in his service as the Company’s Chairman of the Board and Chief Executive Officer. Throughout his career at Hasbro, Mr. Hassenfeld held a number of positions of increasing responsibility in marketing and sales for the Company’s domestic and international operations, including responsibilities overseeing global markets. He became Vice President of International Operations in 1972 and later served as Vice President of Marketing and Sales and then as Executive Vice President, prior to being named President of the Company in 1984 and President and Chief Executive Officer in 1989. The Board believes Mr. Hassenfeld possesses particular knowledge, expertise and experience regarding strategic and operational planning and execution in the toy, game and family entertainment industries; expertise in industry trends and challenges, global markets, and international business operations; expertise in issues of corporate social responsibility and sustainability; and experience in the competitive and financial positioning of the Company and its business.

Tracy A. Leinbach

Age: 54

Tracy A. Leinbach served as the Executive Vice President and Chief Financial Officer for Ryder System, Inc. (a global logistics and transportation and supply chain solutions provider) from 2003 until 2006. Prior thereto, Ms. Leinbach served as Executive Vice President, Fleet Management Solutions for Ryder since 2001. She is a director of Forward Air Corporation. Ms. Leinbach has been a director of the Company since 2008.

The Board has nominated Ms. Leinbach for election as a director because of her extensive business experience in corporate finance and global operations, auditing and accounting. Ms. Leinbach held a number of positions involving increasing global operating and global financial management, responsibility and oversight, as well as global supply chain management, with Ryder, spanning a career with Ryder of over 21 years. Her time with Ryder included service as controller and chief financial officer at many of Ryder’s subsidiaries and divisions. Ms. Leinbach’s career with Ryder culminated in her service as Executive Vice President and Chief Financial Officer. Prior to her career with Ryder, Ms. Leinbach worked for Price Waterhouse in public accounting and was a CPA. The Board believes Ms. Leinbach possesses particular knowledge, expertise and perspectives in corporate finance; operations, sales and logistics; and in strategic planning and risk management; expertise in issues regarding the management of a multinational corporation; and expertise regarding financial reporting and accounting issues for large public companies. The Board has determined that Ms. Leinbach qualifies as an Audit Committee Financial Expert due to her prior experience, including as the Chief Financial Officer of a public company (Ryder System, Inc.).

Edward M. Philip

Age: 48

Edward M. Philip has served as the Chief Operating Officer of Partners in Health (a non-profit healthcare organization) since January 2013. In addition, Mr. Philip is a Special Partner at Highland Consumer Fund (consumer oriented private equity fund), serving in this role since 2013. He served as Managing General Partner at Highland Consumer Fund from 2006 to 2013. Prior thereto, Mr. Philip served as President and Chief Executive Officer of Decision Matrix Group, Inc. (research and consulting firm) from May 2004 to November 2005. Prior thereto, he was Senior Vice President of Terra Networks, S.A. (global Internet company) from October 2000 to January 2004.

In 1995, Mr. Philip joined Lycos, Inc. (an Internet service provider and search company) as one of its founding members. During his time with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, Mr. Philip spent time as the Vice President of Finance for the Walt Disney Company, and prior thereto Mr. Philip spent a number of years in investment banking. He is a director of BRP Inc. Mr. Philip has been a director of the Company since 2002.

The Board has nominated Mr. Philip for election as a director because of his more than 25 years of business experience, including many years of experience as both an operating executive and chief financial officer of multinational corporations, and his experience in strategic, business and financial planning in consumer-based and technology-based industries and in overseeing management teams of such companies. The Board believes Mr. Philip possesses particular knowledge, expertise and perspectives regarding corporate finance; internet and technology based industries and the use of the internet and digital media for building businesses; expertise in consumer trends and in the family entertainment industry; financial reporting and accounting matters for large multinational public companies; as well as expertise in the operation and management of a multinational corporation.

8	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

Richard S. Stoddart

Age: 51

Richard S. Stoddart is the Chief Executive Officer of Leo Burnett North America, serving in his role since 2013. Mr. Stoddart served as President of Leo Burnett North America from 2005 to 2013. Prior thereto, he was Manager of Marketing Communications of Ford Motor Company from 2001 to 2005. Mr. Stoddart has been a director of the Company since March 2014.

The Board appointed Mr. Stoddart in March 2014 and has nominated Mr. Stoddart for re-election as a director at the Annual Meeting because of his extensive experience in the advertising, marketing and communications industries, including in television, digital and social media and in print. As the Chief Executive Officer of one of the largest advertising agencies in North America, Mr. Stoddart is recognized for his leadership in the development and integration of shopper, digital, social and mobile capabilities as part of a company’s overall marketing and brand strategy. The Board believes Mr. Stoddart possesses particular knowledge, expertise and perspectives regarding branding and brand building, marketing strategy and marketing communications, including in traditional advertising, digital advertising and social media; expertise in media planning, launching branded content and products; and expertise in media trends and strategic planning.

Alfred J. Verrecchia

Age: 71

Alfred J. Verrecchia is the Chairman of the Board of Hasbro, Inc., where he has served in this role since 2008. Mr. Verrecchia served as President and Chief Executive Officer of Hasbro from 2003 to 2008. Prior thereto, he was President and Chief Operating Officer of Hasbro from 2001 to 2003. Mr. Verrecchia is a director and Chairman of the Board of Iron Mountain Incorporated. Mr. Verrecchia previously served on the board of directors of CVS Caremark Corporation from 2004 to 2007 and of FGX International Holdings Limited from 2009 until 2010. Mr. Verrecchia has been a director of the Company since 1992.

The Board has nominated Mr. Verrecchia for election as a director because of his more than 40 years of experience in the toy, game and family entertainment industries, including successful service in a broad range of senior leadership roles at Hasbro, culminating in his service as the Company’s Chief Executive Officer from 2003 until 2008. Mr. Verrecchia started his career at Hasbro in 1965 in the Company’s finance department. During his career with the Company he took on roles of increasing financial and operating responsibility, serving eventually as Senior Vice President of Finance, then Chief Financial Officer, then Chief Operating Officer and ultimately as President and Chief Executive Officer. Mr. Verrecchia was a key architect of the Company’s turnaround strategy in 2000, which focused on leveraging the Company’s core brands, reducing costs and lessening the Company’s reliance on its licensed business. He has extensive experience in the operation of our business and the industries in which we compete. The Board believes Mr. Verrecchia possesses particular knowledge, expertise and perspectives regarding strategic and operational planning and execution in the toy, game, family entertainment and branded-play industries; expertise in executive management; expertise in corporate finance, financial reporting and accounting; and expertise in the competitive and financial positioning of the Company and its business.

Vote Required.    The affirmative vote of a majority of those shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the election of directors is required to elect each director nominee. As such, a withhold vote is effectively a vote against a director. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOURTEEN DIRECTOR NOMINEES NAMED ABOVE.

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GOVERNANCE OF THE COMPANY

Hasbro is committed to strong corporate governance, ethical conduct, sustainability and the accountability of our Board and our senior management team to the Company’s shareholders.

Highlights of our efforts in these areas include:
Our Board is composed of a significant majority of independent directors;
We have an Independent Presiding Director;
Our entire Board is elected annually;
We do not have a shareholder rights plan;
We have adopted a Clawback Policy;
We have a longstanding commitment to Corporate Sustainability;
In 2012 we adopted a policy prohibiting the pledging or hedging of Company stock on a prospective basis;
We have a written Code of Conduct and Corporate Governance Principles; and
We have share ownership policies applicable to our Board members, our executive officers and other members of management and a new share retention policy.

Code of Conduct

Hasbro has a Code of Conduct which is applicable to all of the Company’s officers, other employees and directors, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Conduct addresses such issues as conflicts of interest, protection of confidential Company information, financial integrity, compliance with laws, rules and regulations, insider trading and proper public disclosure. Compliance with the Code of Conduct is mandatory for all Company officers, other employees and directors. Any violation of the Code of Conduct can subject the person at issue to a range of sanctions, including dismissal.

The Code of Conduct is available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” Although the Company generally does not intend to provide waivers of, or amendments to, the Code of Conduct for its Chief Executive Officer, Chief Financial Officer, Controller, or any other officers, directors or employees, information concerning any waiver of, or amendment to, the Code of Conduct for the Chief Executive Officer, Chief Financial Officer, Controller, or any other executive officer or director of the Company, will be promptly disclosed on the Company’s website in the location where the Code of Conduct is posted.

Corporate Governance Principles

Hasbro has adopted a set of Corporate Governance Principles which address qualifications for members of the Board of Directors, director responsibilities, director access to management and independent advisors, director compensation and many other matters related to the governance of the Company. The Corporate Governance Principles are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

Director Independence

Hasbro’s Board has adopted Standards for Director Independence (the “Independence Standards”) in accordance with The NASDAQ Stock Market’s corporate governance listing standards. The Independence Standards specify criteria used by the Board in making determinations with respect to the independence of its members and include strict guidelines for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent auditor. The Independence Standards are available on Hasbro’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.” A copy of the Independence Standards is also attached as Appendix A to this Proxy Statement.

The Independence Standards restrict commercial relationships between directors and the Company and include the consideration of other relationships with the Company, including charitable relationships, in making independence determinations. The Board has determined in accordance with our Independence Standards, that each of the following directors are independent and have no relationships which impact an independence determination under the Company’s Independence Standards: Basil L. Anderson, Alan R. Batkin, Frank J. Biondi, Jr., Kenneth A. Bronfin, John M. Connors, Jr., Michael W.O. Garrett, Lisa Gersh, Jack M. Greenberg, Alan G. Hassenfeld, Tracy A. Leinbach, Edward M. Philip, Richard S. Stoddart and Alfred J. Verrecchia. Of the Company’s directors who were determined to be independent, there were two directors who had a relationship which was considered by the Board in making the independence determinations.

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Alfred J. Verrecchia was formerly an employee and Chief Executive Officer of the Company. However, Mr. Verrecchia’s officer and employee relationship with the Company ended in December of 2008. The Board does not believe that the former employment relationship impacts Mr. Verrecchia’s independence.

Alan G. Hassenfeld was formerly an employee and Chief Executive Officer of the Company. However, Mr. Hassenfeld’s officer and employee relationship with the Company ended in December of 2005. Although Mr. Hassenfeld has a greater than 5% shareholding in the Company, which is detailed in the stock ownership tables in this Proxy Statement, that interest is only a minority interest in the total share ownership of the Company. The Board does not believe that the former employment relationship or equity interest impact Mr. Hassenfeld’s independence.

The only member of the Company’s Board who was determined not to be independent was Brian D. Goldner, the Company’s current President and Chief Executive Officer.

Share Retention Requirements

The Company has historically had share ownership guidelines which apply to all officers and employees at or above the Senior Vice President level and establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances. To further align executives’ interests with the long-term interests of shareholders, effective March 1, 2014, the Company adopted amendments to the share ownership policy, which include a requirement to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period an executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the policy. Once the stock ownership requirement level is achieved, the executive is required to maintain the stock ownership level for as long as the executive is employed by the Company and is subject to the policy.

Equity Awards Granted in 2013 and Beyond Subject to Double Trigger Following a Change in Control

At the Company’s 2013 Annual Shareholder Meeting, shareholders approved amendments to the Company’s Restated 2003 Stock Incentive Performance Plan, as amended. This approval by our shareholders provided that all awards granted in 2013 and thereafter, including the equity awards granted to Mr. Goldner pursuant to his Amended and Restated Employment Agreement, will be subject to a double trigger change in control provision. This means that rather than vesting automatically upon a change in control, such awards will only vest following a change in control if the award recipient’s employment with the Company terminates under specified circumstances.

Clawback Policy

In 2012 the Company’s Board adopted a Clawback Policy. All equity and non-equity incentive plan compensation granted by the Company in 2013 and thereafter will be subject to this clawback policy. The policy provides that if an accounting restatement is required due to the Company’s material non-compliance with any accounting requirements, then all of the Company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

Adoption of a Policy Prohibiting the Pledging or Hedging of Company Stock

In 2012 the Board also adopted a policy prohibiting any pledges or hedges of Company stock by directors, officers or other employees on a prospective basis. This policy is effective from the date of its adoption in October 2012. The Board believes this policy furthers the interest of shareholders by ensuring that directors, officers and employees have the same economic incentives as shareholders and that equity held by officers and employees will not be sold in situations beyond the control of the director, officer or employee.

Corporate Social Responsibility

Corporate social responsibility (CSR) unites Hasbro’s desire to play a part in building a joyful, safe and sustainable world for future generations with the Company’s passion for fulfilling the fundamental need for play. The Company focuses its CSR initiatives on three key areas: product safety, ethical sourcing and environmental sustainability. Another important element of the Company’s CSR efforts is its tradition of supporting children worldwide through a variety of philanthropic programs. Hasbro recently received several prestigious recognitions in this area, including being named by Ethisphere as a 2014 World’s Most Ethical Company®; ranking #7 on Corporate Responsibility Magazine’s 2013 “100 Best Corporate Citizens” list; Bloomberg News’ “The Civic 50” list recognized as one of America’s Most Community Minded Companies, ranking #2 Consumer Discretionary, #3 Mid Cap Company; and receiving the U.S. EPA’s Climate Leadership Award for Excellence in Greenhouse Gas Management (Goal Setting Certificate) in 2014.

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Board Meetings and Director Attendance at the Annual Meeting

During 2013, the Board held eight meetings. All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2013 and (ii) the meetings of any committees held during their tenure as members of such committees during 2013. Although the Company does not have a formal policy requiring attendance of directors at the annual meeting of shareholders, the expectation of the Company and the Board is that all directors will attend the annual meeting of shareholders unless conflicts prevent them from attending. All members of the Board who were members as of the 2013 Annual Meeting of Shareholders attended the 2013 Annual Meeting of Shareholders.

Board Leadership Structure

The Chairman of the Company’s Board is elected by the Board on an annual basis. Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate individuals, with Mr. Goldner serving as Chief Executive Officer and Mr. Verrecchia serving as Chairman of the Board. The Board believes that over the last several years this structure has been an appropriate structure for the Company, as it allowed Mr. Goldner to focus on the Company’s strategy, business and operations, while enabling Mr. Verrecchia to assist with Board matters and serve as a liaison between the Board and the Company’s senior management, headed by Mr. Goldner. This structure also enabled Mr. Goldner, Mr. Verrecchia, and the other members of the Board to be well informed and to communicate effectively on issues, including with respect to risk oversight matters. However, the Board does not believe that a formal policy separating the two positions is necessary or desirable and the two positions may be held by the same individual in the future if circumstances were to make combining the two roles desirable to ensure an effective Board leadership structure.

The Chairman of the Board provides leadership to the Board by, among other things, working with the Chief Executive Officer, the Presiding Director and the Corporate Secretary to set Board calendars, determine agendas for Board meetings, ensure proper flow of information to Board members, facilitate effective operation of the Board and its Committees, help promote Board succession planning and the recruitment and orientation of new directors, address issues of director performance, assist in consideration and Board adoption of the Company’s strategic plan and annual operating plans, and help promote senior management succession planning. In addition, the Chairman assists the Company’s Chief Executive Officer by advising on Board-related issues.

Even though the role of Chairman and Chief Executive Officer for the Company is currently held by different individuals, the Company also has a Presiding Director who serves as the Company’s lead independent director. The Board believes that the role of Presiding Director is a useful one in promoting good Board governance and effective independent oversight. The Presiding Director’s principal duties include developing the agenda for, and moderating, executive sessions of the Board’s non-management directors, acting as the principal liaison between the non-management directors and the Chief Executive Officer and Chairman on issues that arise at the executive sessions or otherwise, serving as a conduit for third parties to contact the non-management directors as a group, and providing feedback with regard to proposed agendas for Board meetings.

Presiding Non-Management Director and Communicating with the Board

Executive sessions of the non-management members of the Company’s Board are presided over by the presiding director (the “Presiding Director”). Kenneth A. Bronfin currently serves as the Presiding Director, a position which is held by a non-management director selected by the other non-management directors. Interested parties may contact the Presiding Director with respect to governance matters by sending correspondence to c/o Presiding Director, Hasbro, Inc., P.O. Box 495, Pawtucket, Rhode Island 02861. Persons may also contact the Board as a whole with respect to governance matters through the Presiding Director in the manner set forth in the preceding sentence.

Board Committees

Audit Committee.    The Audit Committee of the Board, which currently consists of Tracy A. Leinbach (Chair), Alan R. Batkin, Michael W.O. Garret and Lisa Gersh, held thirteen meetings in 2013. The Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditor and assists the Board in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process, the financial reports provided by the Company, the Company’s systems of internal accounting and financial controls, and the quarterly review and annual independent audit of the Company’s financial statements. The current Audit Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

The Board has determined that each member of the Audit Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. The Board has determined that Tracy A. Leinbach qualifies as an Audit Committee Financial Expert, as such term is defined in the rules and regulations promulgated by the United States Securities and Exchange Commission.

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The Board does not have a policy setting rigid limits on the number of audit committees on which a member of the Company’s Audit Committee can serve. Instead, in cases where an Audit Committee member serves on more than three public company audit committees, the Board evaluates whether such simultaneous service would impair the service of such member on the Company’s Audit Committee.

Compensation Committee.    The Compensation Committee of the Board, which currently consists of John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip, held five meetings in 2013. The Compensation Committee is responsible for establishing and overseeing the compensation and benefits for the Company’s senior management, including all of the Company’s executive officers, is authorized to make grants and awards under the Company’s equity plan and shares responsibility for evaluation of the Company’s Chief Executive Officer with the Nominating, Governance and Social Responsibility Committee.

The current Compensation Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Compensation Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards. For a further description and discussion concerning the Compensation Committee, including its composition and its processes and procedures for determining the compensation of the Company’s executive officers, please see the Compensation Committee Report on page 18 of this Proxy Statement, and the Compensation Discussion and Analysis which begins immediately thereafter.

As is discussed in more detail on page 37 of this Proxy Statement, in reviewing the proposed fiscal 2013 compensation and retention program for the Company’s executive officers at the beginning of 2013, the Compensation Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”) who served as an outside compensation consultant for the Compensation Committee. For its work with respect to advising on the 2013 compensation program, CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2013 executive compensation programs and provided additional information as to whether the Company’s proposed 2013 executive compensation programs were competitive, fair to the Company and the executives, reflected appropriate pay for performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2013 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee. CAP does not have any relationship with the Company which the Committee’s believes in any way adversely impacts CAP’s independence. The Committee’s review of CAP’s independence is discussed in more detail on page 37 of this Proxy Statement.

In addition to the work performed by CAP directly for the Committee with respect to the 2013 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Compensation Departments to perform analysis on the Company’s proposed compensation and retention programs, including its equity plan, consulting and benefits administration services for the Company, including administration services for the Company’s health and group benefits programs and retirement plans, work in connection with the Company’s online total reward statements for employees and work providing compensation surveys and other compensation and benefits information. The services provided by Towers Watson to the Company are discussed in more detail on page 37 of this Proxy Statement.

Additionally, the Company’s Human Resources and Compensation Departments retained Mercer LLC to perform consulting services relating to the Company’s long-term incentive plan, retirement investments, retirement plans and health and welfare plans.

Executive Committee.    The Executive Committee of the Board, which currently consists of Alan G. Hassenfeld (Chair), Kenneth A. Bronfin, John M. Connors, Jr., Brian D. Goldner, Jack M. Greenberg, Tracy A. Leinbach and Alfred J. Verrecchia, did not meet in 2013. The Executive Committee acts on such matters as are specifically assigned to it from time to time by the Board and is vested with all of the powers that are held by the Board, except that by law the Executive Committee may not exercise any power of the Board relating to the adoption of amendments to the Company’s Articles of Incorporation or By-laws, adoption of a plan of merger or consolidation, the sale, lease or exchange of all or substantially all the property or assets of the Company or the voluntary dissolution of the Company. The current Executive Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.”

Finance Committee.    The Finance Committee of the Board, which currently consists of Kenneth A. Bronfin (Chair), Alan R. Batkin, Michael W.O. Garrett, Jack M. Greenberg, Alan G. Hassenfeld and Tracy A. Leinbach, met four times in 2013. The Finance Committee assists the Board in overseeing the Company’s annual and long-term financial plans, capital structure, use of funds, investments, financial and risk management and proposed significant transactions. The current Finance Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Finance Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

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Nominating, Governance and Social Responsibility Committee.    The Nominating, Governance and Social Responsibility Committee of the Board (the “Nominating Committee”), which currently consists of Jack M. Greenberg (Chair), Basil L. Anderson, Frank J. Biondi, Jr., John M. Connors, Jr., Lisa Gersh and Edward M. Philip, met five times in 2013. The Nominating Committee identifies and evaluates individuals qualified to become Board members and makes recommendations to the full Board for possible additions to the Board and on the director nominees for election at the Company’s annual meeting. The Nominating Committee also oversees and makes recommendations regarding the governance of the Board and the committees thereof, including the Company’s governance principles, Board and Board committee evaluations and the Chair of the Nominating Committee shares with the Compensation Committee responsibility for evaluation of the Chief Executive Officer.

In addition, the Nominating Committee periodically reviews, and makes recommendations to the full Board with respect to, the compensation paid to non-employee directors for their service on the Company’s Board, including the structure and elements of non-employee director compensation. In structuring the Company’s director compensation, the Nominating Committee seeks to attract and retain talented directors who will contribute significantly to the Company, fairly compensate directors for their work on behalf of the Company and align the interests of directors with those of stockholders. As part of its review of director compensation, the Nominating Committee reviews external director compensation market studies to assure that director compensation is set at reasonable levels which are commensurate with those prevailing at other similar companies and that the structure of the Company’s non-employee director compensation programs is effective in attracting and retaining highly qualified directors. In 2006, the Company adopted director stock ownership guidelines which require that a director may not sell any shares of the Company’s Common Stock, including shares acquired as part of the yearly equity grant, until the director holds shares of common stock with a value equal to at least five times the current non-employee directors’ annual retainer (currently requiring holdings with a value of $425,000). Please see the Compensation of Directors section beginning on page 63 of this Proxy Statement for a full discussion of the Company’s compensation of its directors.

Further, the Nominating Committee oversees the Company’s codes of business conduct and ethics, and analyzes significant issues of corporate social responsibility and related corporate conduct, including product safety, environmental sustainability and climate change, human rights and ethical sourcing, responsible marketing, transparency, public policy matters, community relations and charitable contributions. The current Nominating, Governance and Social Responsibility Committee Charter adopted by the Board is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance — Committee Charters.” The Board has determined that each member of the Nominating Committee meets both the Company’s Independence Standards and the requirements for independence under The NASDAQ Stock Market’s corporate governance listing standards.

In making its nominations for election to the Board the Nominating Committee seeks candidates who meet the current challenges and needs of the Board. As part of this process the Committee considers a number of factors, including, among others, a candidate’s employment and other professional experience, past expertise and involvement in areas which are relevant to the Company’s business, business ethics and professional reputation, independence, other board experience, and the Company’s desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise. The Company does not have a formal policy for considering diversity in identifying and recommending nominees for election to the Board, but the Nominating Committee considers diversity of viewpoint, experience, education, skill, background and other qualities in its overall consideration of nominees qualified for election to the Board. The Nominating Committee will consider and evaluate nominees recommended by shareholders for election to the Board on the same basis as candidates from other sources if such nominations are made in accordance with the process set forth in the following pages under “Shareholder Proposals and Director Nominations.” The Nominating Committee uses multiple sources for identifying and evaluating nominees for director, including referrals from current directors, recommendations by shareholders and input from third-party executive search firms.

As of December 9, 2013 (the date that is 120 calendar days before the first anniversary of the release date of the proxy statement for the Company’s last Annual Meeting of Shareholders) the Nominating Committee had not received a recommended nominee for election to the Board in 2013 from an individual shareholder, or group of shareholders, who beneficially owned more than 5% of the Company’s Common Stock.

Role of the Board in Risk Oversight

The Board of Directors is actively involved in risk oversight for the Company. Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, the efforts of the various committees of the Board are instrumental in this process. Each committee, generally through its Chair, then regularly reports back to the full Board on the conduct of the committee’s functions. The Board, as well as the individual Board committees, also regularly speak directly with key officers and employees of the Company involved in risk assessment and risk management. Set forth below is a description of the role of the various Board committees, and the full Board, in risk oversight for the Company.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors and the independent auditors the Company’s significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements.

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The Finance Committee of the Board reviews and discusses with management the Company’s financial risk management activities and strategies, including with respect to foreign currency, credit risk, interest rate exposure, and the use of hedging and other techniques to manage these risks. As part of its review of the operating budget and strategic plan the Finance Committee also reviews major business risks to the Company and the Company’s efforts to manage those risks.

The Compensation Committee oversees the compensation programs for the Company’s executive officers. As part of that process the Compensation Committee ensures that the performance goals and metrics being used in the Company’s compensation plans and arrangements align the interests of executives with those of the Company and its shareholders and maximize executive and Company performance, while not creating incentives on the part of executives to take excessive or inappropriate risks.

The Nominating, Governance and Social Responsibility Committee has oversight over the Company’s governance policies and structures, management and director succession planning, corporate social responsibility, and issues related to health, safety and the environment, as well as risks and efforts to manage risks to the Company in those areas.

The full Board then regularly reviews the efforts of each of its committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks.

Director Retirement Age

The Board has established a target retirement age of 72. Normally, a Director who has reached this age will serve out his or her current term and not stand for re-election at the end of that term. However, the Board recognizes that from time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons. The Company currently has Directors approaching the target retirement age and does expect there to be new Directors appointed to the Board as part of its Board succession planning. Mr. Stoddart was elected to the Board in March of 2014 as part of this process.

Additional Availability of Corporate Governance Materials

In addition to being accessible on the Company’s website, copies of the Company’s Code of Conduct, Corporate Governance Principles and the charters of the five committees of the Board of Directors are all available free of charge to any shareholder upon request to the Company’s Chief Legal Officer and Corporate Secretary, c/o Hasbro, Inc., 1011 Newport Avenue, P.O. Box 1059, Pawtucket, Rhode Island 02861.

Shareholder Proposals and Director Nominations

General Shareholder Proposals

Any proposal which a shareholder of the Company wishes to have considered for inclusion in the proxy statement and proxy relating to the Company’s 2015 Annual Meeting of Shareholders must be received by the Secretary of the Company at the Company’s executive offices no later than December 8, 2014 (the date that is 120 calendar days before the anniversary of the release date of the proxy statement relating to the 2014 Annual Meeting of Shareholders). The address of the Company’s executive offices is 1011 Newport Avenue, Pawtucket, Rhode Island 02861. Such proposals must also comply with the other requirements of the rules of the United States Securities and Exchange Commission relating to shareholder proposals.

With the exception of the submission of director nominations for consideration by the Nominating Committee, which must be submitted to the Company in the manner described below, any new business proposed by any shareholder to be taken up at the 2015 Annual Meeting, but not included in the proxy statement or proxy relating to that meeting, must be stated in writing and filed with the Secretary of the Company no later than 150 days prior to the date of the 2015 Annual Meeting. Except for shareholder proposals made pursuant to the preceding paragraph, the Company will retain discretion to vote proxies at the 2015 Annual Meeting with respect to proposals received prior to the date that is 150 days before the date of such meeting, provided (i) the Company includes in its 2015 Annual Meeting proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (ii) the proponent does not issue a proxy statement.

Director Nominations

The Company’s By-laws provide that shareholders may themselves nominate directors for consideration at an annual meeting provided they give written notice to the Secretary of the Company, such notice must be received at the principal executive office of the Company not less than 60 days nor more than 90 days prior to the one-year anniversary date of the immediately preceding annual meeting of shareholders and provide specified information regarding the proposed nominee and each shareholder proposing such nomination. Nominations made by shareholders in this manner are eligible to be presented by the shareholder to the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

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To be considered by the Nominating Committee, director nominations must be submitted to the Chief Legal Officer and Corporate Secretary of the Company at the Company’s executive offices, 1011 Newport Avenue, Pawtucket, Rhode Island 02861 at least 120 days prior to the one-year anniversary of the release to the Company’s shareholders of the proxy statement for the preceding year’s annual meeting. As such, director nominations to be considered for the Company’s 2015 Annual Meeting of Shareholders must be submitted no later than December 8, 2014. The Nominating Committee is only required to consider recommendations made by shareholders, or groups of shareholders, that have beneficially owned at least 1% of the Company’s Common Stock for at least one year prior to the date the shareholder(s) submit such candidate to the Nominating Committee and who undertake to continue to hold at least 1% of the Company’s Common Stock through the date of the next annual meeting. In addition, a nominating shareholder(s) may only submit one candidate to the Nominating Committee for consideration.

Submissions to the Nominating Committee should include (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person, (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (v) confirmation that the candidate is independent under the Company’s Independence Standards and the rules of The NASDAQ Stock Market, or if the candidate is not independent under all such criteria, a description of the reasons why the candidate is not independent; and (b) as to the shareholder(s) giving the notice (i) the name and record address of such shareholder(s) and each participant in any group of which such shareholder is a member, (ii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such shareholder(s) and each participant in any group of which such shareholder is a member, (iii) if the nominating shareholder is not a record holder of the shares of capital stock of the Company, evidence of ownership as provided in Rule 14a-8(b)(2) under the Exchange Act, (iv) a description of all arrangements or understandings between such shareholder(s) and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder(s), and (v) any other information relating to such shareholder(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

The Nominating Committee may require that any proposed nominee for election to the Board furnish such other information as may reasonably be required by the Nominating Committee to determine the eligibility of such proposed nominee to serve as director of the Company. The written notice from the nominating shareholder specifying a candidate to be considered as a nominee for election as a director must be accompanied by a written consent of each proposed nominee for director. In this written consent the nominee must consent to (i) being named as a nominee for director, (ii) serve as a director and represent all shareholders of the Company in accordance with applicable laws and the Company’s Articles of Incorporation, By-laws and other policies if such nominee is elected, (iii) comply with all rules, policies or requirements generally applicable to non-employee directors of the Company, and (iv) complete and sign customary information requests upon the request of the Company.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Company has a policy that any transaction which would require disclosure under Item 404(a) of Regulation S-K of the rules and regulations of the United States Securities and Exchange Commission, with respect to a director or nominee for election as a director, must be reviewed and approved or ratified by the Company’s full Board, excluding any director interested in such transaction. All other related person transactions which would require disclosure under Item 404(a), including, without limitation, those involving executive officers of the Company, must be reviewed and approved or ratified by either the Company’s full Board or a committee of the Board which has been delegated with such duty. Any such related person transactions will only be approved or ratified if the Board, or the applicable committee of the Board, determines that such transaction will not impair the involved person’s service to, and exercise of judgment on behalf of, the Company, or otherwise create a conflict of interest which would be detrimental to the Company. This policy is contained in Section 20, entitled “Code of Conduct; Conflicts of Interest” of the Company’s Corporate Governance Principles.

Michael Verrecchia, son of Alfred J. Verrecchia, is employed by the Company as Director of Entertainment Retail Business Development. For fiscal 2013, Michael Verrecchia was paid an aggregate salary and bonus of $155,509.72.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee” or the “Committee”) of the Company’s Board of Directors is responsible for establishing and overseeing the compensation programs for the Company’s executive officers, including all of the Company’s Named Executive Officers, and is authorized to make grants and awards under the Company’s equity compensation plans. The Committee operates under a written charter, which has been established by the Company’s Board and which is reviewed and evaluated by both the Committee and the Board on an annual basis. The current Compensation Committee charter is available on the Company’s website at www.hasbro.com, under “Corporate — Investors — Corporate Governance.”

The Committee is composed solely of persons who are both “Non-Employee Directors,” as defined in Rule 16b-3 of the rules and regulations of the United States Securities and Exchange Commission, and “outside directors,” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has determined that each member of the Committee is independent under the Company’s Independence Standards and the requirements of The NASDAQ Stock Market’s corporate governance listing standards. The exercise of independent judgment in furtherance of the interests of the Company and its shareholders is a cornerstone of the Committee’s actions.

The following section of this Proxy Statement, entitled “Compensation Discussion and Analysis”, contains detailed discussion regarding the philosophy, policies, processes and compensation plans utilized by the Committee in establishing the compensation programs for the Company’s executive officers and in assuring that the Company’s compensation programs attract and retain top executive talent, align the interests of the executive team with those of the Company’s shareholders, create a powerful alignment between pay and performance and maximize the business results of the Company.

The Committee has reviewed and discussed with management the Compensation Discussion and Analysis that follows this report. Based on its review and discussions with management, the Committee recommended to the Company’s full Board and the Board has approved the inclusion of the Compensation Discussion and Analysis in this Proxy Statement for the Meeting and, by incorporation by reference, in the Company’s Annual Report on Form 10-K for the year ended December 29, 2013.

Report issued by John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip as the members of the Compensation Committee as of the 2013 fiscal year end.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Hasbro’s Transformation into a Global Branded-Play Company

Under the leadership of Hasbro’s Chief Executive Officer, Brian Goldner, and other members of Hasbro’s senior management team, the Company is continuing to transform itself from a traditional toy and game manufacturer into a global branded-play organization through the execution of its branded-play strategy. The cornerstone of the branded-play strategy is the Company’s Brand Blueprint, which is captured in the following graphic.

Rather than looking to only produce toys and games, the Company now focuses on developing its brands, with an emphasis on its Franchise Brands (TRANSFORMERS, NERF, MY LITTLE PONY, MAGIC: THE GATHERING, LITTLEST PET SHOP, MONOPOLY and PLAY-DOH), across all aspects of the Brand Blueprint. This involves developing the essence of the brand, such as through characters and storylines, placing the brand at the center of the blueprint and building it out into innovative toys and games, immersive entertainment on all screens, digital media, including mobile gaming, and all aspects of lifestyle licensing. The objective is to create an entire brand experience that consumers can enjoy across the blueprint.

Accomplishments of Hasbro under Mr. Goldner’s Leadership

Since 2000 the Company has conceptualized and implemented its branded-play strategy, imagining and re-imagining core Hasbro brands globally, identifying Hasbro’s Franchise Brands and developing new ways to express Hasbro’s brands through entertainment, digital media and lifestyle licensing. Over the past 10 years, revenue from Hasbro’s Franchise Brands has grown at a 12% compound annual growth rate.

Hasbro has successfully executed brands such as TRANSFORMERS, G.I. JOE and BATTLESHIP as major motion pictures, orchestrating deals with leading motion picture studios. Since 2007, films based on Hasbro’s brands have earned close to $4 billion in global box-office revenues. Hasbro has also expanded into television by forming Hasbro Studios and entered into a joint venture with Discovery Communications to run the Hub Network, a children’s and family cable television network, in the U.S. Today, Hasbro television programming airs in more than 180 territories globally.

Finally, Hasbro has succeeded in building a global brand organization, establishing teams to grow its brands in markets around the world. This includes opening offices in key emerging markets, including Russia, China and Brazil, since 2008. At that time, emerging markets revenue was approximately $150 million and by year-end 2013, emerging markets revenue had grown at a 5-year compound annual growth rate of 30% to $575 million and represented 14% of Hasbro’s total revenues.

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The timeline below highlights significant milestones that the Company has achieved in its transformative journey into a global branded-play organization.

2000 — The Company begins assembling its current senior management team, including Mr. Goldner who is hired as Senior Vice President and General Manager, U.S. Toys. The management team is tasked with defining a new strategy for Hasbro, focused on investing in and growing Hasbro's core brands and improving profitability.

2002 — Leveraging the core brand strategy, Hasbro re-introduces Franchise Brand TRANSFORMERS television programming and begins re-imagining the brand. Re-invention of Franchise Brand NERF as a global brand is also initiated.

2003 — Mr. Goldner is promoted to President, U.S. Toys Segment. Franchise Brand MY LITTLE PONY re-launched under the core brand strategy.

2005 — The Company focuses on globalizing the organization, building teams to grow its brands in key markets around the world. Franchise Brand LITTLEST PET SHOP is launched.

2006 — Mr. Goldner is promoted to Chief Operating Officer.

2007 — *TRANSFORMERS* is released as a major theatrical event in association with Paramount. The film generates more than $700M at the box office and nearly $500M in merchandise and licensing revenues for Hasbro in 2007. Hasbro begins implementation of a new digital strategy, entering into a long-term strategic partnership with Electronic Arts (EA).

2008 — Mr. Goldner is appointed Hasbro's President & CEO. He unveils the Brand Blueprint and branded-play strategy to guide the Company's strategic direction, vision and investments. New leadership appointed to lead Franchise Brand MAGIC: THE GATHERING.

2009 — Hasbro Studios is formed to develop TV programming for Hasbro brands globally, and the Company entered into a joint venture with Discovery Communications to form and operate the Hub Network, a children's and family cable network, in the U.S.

2011 — The Company established Hasbro's Gaming Center of Excellence to bring Hasbro's gaming experiences to global consumers in all forms and formats. Hasbro publishes its first Corporate Social Responsibility (CSR) Report.

2012 — Hasbro implemented a re-organization and streamlining of the Company centered on the Company's seven Franchise Brands and key Partner Brands.

2013 — Hasbro and The Walt Disney Company expand their strategic merchandising relationship for both the MARVEL and STAR WARS franchises. Hasbro enhances digital gaming expertise with purchase of a majority interest in Backflip Studios, a leading mobile gaming company, in addition to new and existing partnerships with EA, Activision, DeNA, Gameloft and Ubisoft.

CLIMATE LEADERSHIP AWARDS

THE CIVIC 50

The Compensation Committee and the Board of Directors believe that through the continued execution of the Company’s branded-play strategy, for which Mr. Goldner is the chief architect and plays a critical role, the Company is well positioned to deliver long-term profitable growth and enhanced total shareholder return.

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Overview of 2013 Company Performance

In 2013 we continued our development into a global branded-play company and achieved many of our strategic plan objectives. The following are among the Company’s key achievements in 2013:

•	Focused on development of our Franchise and key Partner Brands (key Partner brands including The Walt Disney Company, Marvel, Lucasfilm, Sesame Street and Rovio);

•	15% revenue growth for our Franchise Brands as a group, with six of the seven brands growing;

•	Grew Girls category revenues 26% to reach a record $1 billion in revenues for the first time in the Company’s history;

•	Executed our business plan globally by leveraging our investments in new and emerging markets, resulting in 5% growth in our International segment and 25% growth year-over-year in emerging markets;

•	Grew the Games category 10%, including growth in the category even absent the contribution of our games Franchise Brands MAGIC: THE GATHERING and MONOPOLY;

•

Delivered the 13th consecutive year of growth in underlying earnings per share, with our full-year 2013 earnings per diluted share increasing from $2.81 in 2012, to $2.83 in 2013, (such EPS excluding the charges and benefits set forth in the diluted earnings per share chart on page 22 of this Proxy Statement);

•	Strengthened our mobile gaming expertise and capabilities with the purchase of a 70% majority interest in mobile game developer Backflip Studios;

•	Furthered relationships with certain of our key partners, including expanding our relationship with The Walt Disney Company for the MARVEL and STAR WARS franchises; and

•	Executed the first full year of the multi-year cost-savings initiative designed to deliver $100 million in underlying annual cost savings by the end of 2015.

In addition, for the benefit of our shareholders in 2013 we:

•	Delivered a one-year total shareholder return of 57%, a three-year average total shareholder return of 9% annually, and a five-year average total shareholder return of 17% annually; and

•

Returned $258.6 million to our shareholders, in the form of $156.1 million in dividends (the quarterly dividend historically paid annually in February was accelerated and paid in December 2012 and not included in this total) and the repurchase of $102.5 million of our stock.

We believe that our ongoing efforts in 2013 to heighten our focus on our Franchise and key Partner Brands, continue our international expansion and grow our presence in emerging markets, as well as execute our branded-play strategy across all aspects of our global Brand Blueprint, through the offering of innovative toys and games, immersive entertainment experiences, digital media and lifestyle licensing products, position our Company for long-term success.

The one key internal objective for 2013 which we did not achieve was to grow our overall net revenues. The Company had set a goal of growing revenues in 2013 notwithstanding the difficult comparisons in the Boys category from the 2012 entertainment calendar. In 2012 the Boys category benefited from Marvel’s theatrical motion picture releases of THE AVENGERS and THE AMAZING SPIDER-MAN, posting strong gains globally compared to 2011, as well as from the sale of BEYBLADE products. In addition to facing these difficult comparisons in the Boys category, 2013 proved to be very challenging for our industry in certain established markets, including in the United States, Canada and Australia, and in many countries in Western Europe, in which economic and market conditions remained challenging. Sales of our products in those markets, most notably in the critical weeks leading up to the holidays at the end of the fourth quarter, fell short of our expectations and our targeted operating plan performance.

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Providing value and return to our shareholders is a cornerstone of our objectives. The following table illustrates Hasbro’s annualized 1-Year, 3-Year and 5-Year shareholder return for the period ending December 31, 2013.

Annualized 1-Year, 3-Year and 5-Year Total Shareholder Return

Ending 12/31/2013

The following table shows our growth in underlying earnings per share over the past five years.

Diluted Earnings Per Share*

*	2013 diluted earnings per share excludes aggregate pre-tax charges of $145.4 million from restructuring and related pension costs, product-related expense and the settlement of an adverse arbitration award, partially offset by a $23.6 million favorable tax adjustment, which is also excluded. Diluted earnings per share exclude restructuring charges of $47.2 million pre-tax in 2012 and $14.4 million pre-tax in 2011. Diluted earnings per share exclude favorable tax benefits of $20.5 million, in both 2011 and 2010.

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The following table provides the Company’s annual dividend rate and the year-over-year increase in the dividend rate since 2004. In February 2014 we raised our quarterly dividend, payable in May 2014, 8% from $.40 to $.43 per share. That was our tenth dividend increase in eleven years, and since 2004, we have increased our quarterly dividend from $.06 to $.43 per share.

Annualized Dividends 2004-2014

*	2012 and 2013 annual dividend rates have been adjusted to move accelerated payment paid in 2012 to 2013.

**	2014 annual dividend rate is projected.

Finally, the following table provides the aggregate amounts that we have returned to our shareholders since 2009, in the form of cash dividends and share repurchases.

Aggregate Value of Dividends and Share Repurchases in Millions of Dollars

Shareholder Outreach.    At our 2013 Annual Shareholders Meeting, the Company’s shareholders were presented with an advisory vote asking for approval of the Company’s 2012 compensation program for its Named Executive Officers, commonly known as the “Say on Pay” proposal. Our 2011 and 2012 Say on Pay proposals were overwhelmingly supported by shareholders with a favorable vote of approximately 94% each year. At our 2013 Annual Meeting, approximately 64% of the votes cast were voted in favor of our executive compensation program as disclosed in our 2013 Proxy Statement. While representing majority support for our Named Executive Officer compensation, these results were well below what we consider satisfactory. Our Compensation Committee and our full Board of Directors carefully consider the outcome of shareholder votes on the Company’s executive compensation programs in reviewing and establishing future programs and in determining whether changes should be made to our executive compensation programs.

Following our 2013 Say on Pay result, the Company reached out to and offered to speak with its largest investors, including firms representing approximately 93% of shares held by our top 25 institutional investors and approximately 55% of our total outstanding shares as of year-end 2013. As of the date of this Proxy Statement, a combination of our Compensation Committee Chair, our Board

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Chairman and members of senior management have spoken with twelve of our largest institutional shareholders, representing 41 million shares or about 42% of the institutional voting authority as of year-end.

Additionally, our Compensation Committee Chair and members of our senior management spoke with representatives from the proxy advisory service firm Institutional Shareholder Services, Inc. (ISS) and our Board Chairman, Compensation Committee Chair and members of our senior management spoke with representatives from the proxy advisory service firm Glass Lewis & Co., LLC (Glass Lewis) to discuss our compensation programs and philosophies, our 2013 shareholder outreach program and what we have done or plan to do based on the feedback that we received from our investors. We also gave these advisory firms the opportunity to ask questions and offer their viewpoint on our executive compensation programs.

The Company found these discussions extremely informative and valuable, and we are very appreciative of the time that our investors and the advisory firms took to speak with us. Through these engagements, the Company learned that shareholders were looking for additional explanation and clarification relating to our Chief Executive Officer’s Amended and Restated Employment Agreement, which we entered into with Mr. Goldner in October 2012. Specifically, they wanted to understand why the Compensation Committee structured the compensation package the way that it did and the Committee’s thinking behind the various components of the agreement. The frequently asked questions from these engagements, and the Company’s responses to those questions, are outlined below. The Compensation Committee has also taken specific actions in response to this shareholder feedback, which are outlined beginning on page 27 of this Proxy Statement.

Q:	Why did the Board feel the compensation actions relating to Brian Goldner’s Amended and Restated Employment Agreement were necessary in 2012 as opposed to when Mr. Goldner’s previous contract would have expired in 2014?

A:	Hasbro’s Compensation Committee and Board of Directors believe that Mr. Goldner, who was instrumental in developing and implementing the Company’s branded-play strategy, is an extremely talented and effective Chief Executive Officer and that he plays a key role in continuing the successful ongoing transformation of Hasbro into a global branded-play organization. Mr. Goldner is one of a select group of executives who straddle the more traditional consumer products business and the world of entertainment, a skill set needed for the Company’s leadership. With the Company still early in the execution of its global branded-play strategy and Mr. Goldner being integral to the successful execution of the strategy, the Board believed retaining Mr. Goldner through the end of 2017 was in shareholders’ best interest. The Committee and the Board did not believe it was in shareholders’ best interests to wait until the impending expiration of Mr. Goldner’s prior agreement to thoughtfully design and implement an arrangement that would accomplish the objective of retaining him beyond the expiration date of that prior agreement. As such, the Committee and the Board began proactively designing the new agreement well ahead of the expiration of the prior agreement. The Compensation Committee, with the support of the full Board of Directors and the assistance of the Committee’s outside advisors, including Compensation Advisory Partners LLC (CAP), spent approximately one year reviewing and discussing potential alternatives for Mr. Goldner’s compensation that would accomplish the objectives that were set out, namely to:

•

ensure that Mr. Goldner only benefits if shareholders receive significant value, which is why the special restricted stock unit (RSU) award, granted in two tranches (the first tranche in 2013 and the second in 2014), is tied directly to absolute stock price appreciation, the metric that most directly impacts the return experienced by shareholders on their investment;

•

appropriately reward Mr. Goldner for true out-performance in delivering return to shareholders with respect to other companies in the market, which is why the total shareholder return (TSR) modifier was added to Mr. Goldner’s 2013 and 2014 contingent stock performance awards;

•

structure the agreement to incentivize Mr. Goldner to remain at Hasbro driving the branded-play evolution through the end of 2017, which the Board believes is a sufficient timeframe to have developed and executed the key elements of the Company’s global branded-play strategy; and

•	implement a number of compensation and governance best practices, including:

•

the elimination of the tax-gross up provisions contained in the prior agreements with Mr. Goldner with respect to excess parachute payments under Section 4999 and taxes and charges under Section 409A of the Internal Revenue Code;

•

the elimination of the auto-renewal feature contained in his prior agreements, pursuant to which the term of Mr. Goldner’s employment with the Company would continue to be automatically extended for additional one-year periods unless Mr. Goldner or the Company provided notice of non-renewal;

•

the elimination of a special bonus which was payable under the prior agreements one year following a Change in Control of the Company provided Mr. Goldner remained employed with the Company through that one-year anniversary;

•

subjecting all of Mr. Goldner’s incentive-based compensation, both cash and equity-based incentive compensation, granted on or after October 4, 2012 to the Company’s Clawback Policy and to future clawback policies that apply to senior management of the Company; and

•	providing for a more restrictive definition of a Change in Control than was provided in the prior agreements.

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Q:	Why did the Board feel that the special restricted stock unit (RSU) award was required to retain a sitting CEO?

A:	It is the Board’s responsibility to shareholders to ensure the Company has the right executive team in place to drive the Company’s strategy and deliver long-term growth and superior shareholder returns. Mr. Goldner is the chief architect of the Company’s global branded-play strategy and we believe shareholders would be best served with Mr. Goldner leading the Company to continue its execution of that strategy. In addition, the Compensation Committee and Board of Directors believed that it was critical to proactively retain Mr. Goldner through 2017 with a compensation package that rewards him, if and only if, the Company delivers significant shareholder value and, subject to certain termination scenarios discussed beginning on page 58 of this Proxy Statement, he remains continuously employed with the Company through December 31, 2017. The Board believes this is a sufficient timeframe to have developed and executed the key elements of the Company’s global branded-play strategy and measure the success of the strategy.

The special RSU award, granted in two tranches (the first tranche in 2013 and the second in 2014), with vesting contingent on both the achievement of stated stock price thresholds and Mr. Goldner remaining with the Company through the end of 2017 (a period of five years from the amended agreement date), are uniquely suited to serve the objectives of longer-term retention and pay for delivery of significant shareholder value established by the Committee and the Board. That is why the Compensation Committee and the Board thought that the RSU award was an appropriate addition to the Company’s annual compensation package.

Q:	Why was the special RSU award designed with absolute stock price thresholds rather than a relative performance metric?

A:	The Compensation Committee, with the support of the full Board of Directors and assistance of the Committee’s outside advisors spent approximately one year exploring numerous potential compensation designs for Mr. Goldner that would both accomplish the objectives it set out and align with the Committee’s pay for performance philosophy. One of the key objectives in this design was to align a significant amount of the Chief Executive Officer’s compensation with direct shareholder value creation, as defined by increases in market capitalization. The stock price thresholds are weighted equally with 25% of the special RSU award subject to the achievement of each threshold: $45, $52, $56 and $60 per share, respectively. The closing price of Hasbro’s common stock on October 4, 2012, the effective date of the agreement, was $37.46. The Compensation Committee and the Board deliberated extensively over the appropriate stock price hurdles and considered numerous factors, including:

•	Hasbro’s underlying financial and strategic plans;

•	the appropriate degree of stretch to justify earning the special award, which places Mr. Goldner’s compensation, if earned, in the top quartile of the core peer group established by the Committee; and

•

the market capitalization increase that would result, if the thresholds were achieved, and the appropriate extent to which Mr. Goldner should share in that increase, the goal being that Mr. Goldner should realize significant value for increasing shareholder value as measured by the increase in market capitalization, but Mr. Goldner would only earn a small fraction of what shareholders would realize.

For Mr. Goldner to realize the full value from the special RSU award, the $60 per share stock price threshold would need to be achieved. This achievement would result in the Company’s market cap increasing approximately 60% or $3 billion, from October 2012, when the amended agreement was entered. This market cap increase does not capture any of the incremental value created by dividends paid to shareholders in the intervening years.

Q:	How did the Compensation Committee determine the face value of the special RSU award?

A:	The total face value of the special RSU award at the time of entering into the employment agreement was $22 million, representing an incremental $4.4 million per year over the 5-year contract period. The Compensation Committee established the face value amount to deliver top quartile pay compared to the core peer group established by the Committee, but only if all of the aggressive stock price hurdles are achieved. For Mr. Goldner to realize the full value from his special RSU award, the $60 per share stock price threshold would need to be achieved, which would result in the Company’s market cap increasing approximately 60% or $3 billion, from October 2012, when the amended agreement was entered. This market cap increase does not capture any of the incremental value created by dividends paid to shareholders in the intervening years.

Q:	Why was a total shareholder return (TSR) modifier placed on Mr. Goldner’s 2013 and 2014 Contingent Stock Performance Awards?

A:

A key objective in the design of Mr. Goldner’s compensation package was to deliver top quartile pay if, and only if, he delivered exceptional performance, as demonstrated by both achievement of the Company’s financial objectives through successful execution of the Company’s branded-play strategy, and delivery of superior shareholder returns. The use of a TSR modifier on Mr. Goldner’s 2013 and 2014 contingent stock performance awards was intended to provide balance between internal and external (relative) metrics. For Mr. Goldner to receive his target shares under the contingent stock performance awards, like all of our employees who receive contingent stock performance awards, the Company must achieve its three-year internal cumulative revenue and

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	25

cumulative earnings per share targets. If the Company does not achieve its threshold level of performance, even if TSR is exceptional, Mr. Goldner receives no shares. Conversely, if the Company performs exceptionally against its goals and the market does not recognize this performance on a relative basis, through outperformance of the Company total shareholder return as compared to the Standard & Poors 500 Index (S&P 500), Mr. Goldner will receive fewer shares. The Company believes its internal goal setting under the contingent stock performance plan is robust. This is demonstrated by the fact that our performance shares have not paid out in the last two three-year performance cycles (2010-2012 and 2011-2013).

For Mr. Goldner to realize the full potential of the underlying contingent stock performance award, true outperformance is required. Specifically, the Company must achieve its maximum revenue and earnings per share targets (as defined by at least 115% of target for cumulative revenue and at least 125% of target for cumulative EPS), plus relative TSR must be at or above the 75th percentile of the S&P 500 for the three-year performance cycle. In fact, unless TSR is at least at the 65th percentile for the three-year period, Mr. Goldner receives no incremental payout on the performance shares. If TSR is below 25th percentile, the payout on Mr. Goldner’s core contingent stock performance awards will be reduced, regardless of how well the Company performed against its revenue and EPS targets. The chart below illustrates the TSR modifier methodology for Mr. Goldner’s 2013 and 2014 contingent stock performance awards.

“Modifier” on the Core Performance Contingent Stock Awards (PSA)

*	Internal metrics must be achieved for relative total shareholder return modifier to apply.

**	If EPS < 90%, no award is payable even if revenue > 90%

Q:	Why does the TSR modifier add more potential upside versus potential downside?

A:	A key objective that was set out when structuring Mr. Goldner’s agreement was to design all of the elements of the compensation package to reward Mr. Goldner for the successful execution of the Company’s branded-play strategy going forward. The Committee believed that if the underlying internal metrics (three-year cumulative revenue and earnings per share) were achieved and the external market valued our performance, as well as our progress against realizing the branded-play strategy, then Mr. Goldner should share in incremental rewards through the modifier. However, if our internal achievement was strong and the external market was not fully recognizing the value of our transformation to a global branded-play organization, the Committee believed that Mr. Goldner should be penalized, but not in the same proportion, because the strategy was fully endorsed and approved by the Committee and the Board and by achieving the internal metrics, Mr. Goldner would in fact be delivering on the successful implementation of the strategy.

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Q:	Why did the Compensation Committee and the Board decide to use the S&P 500 as the benchmark on Mr. Goldner’s 2013 and 2014 Contingent Stock Performance Awards?

A:	The Compensation Committee, along with its outside compensation advisor, deliberated extensively on the appropriate benchmark and back-tested Hasbro’s stock performance as compared to several reference groups. Ultimately, the Compensation Committee and the Board determined the S&P 500 was the best comparator group for the following reasons:

•	there are no other toy and game companies of Hasbro’s scale and breadth absent Mattel, Inc., limiting the ability to establish an industry-specific peer group;

•	as the Company continues its evolution into a global branded-play organization, comparisons to toy and game companies becomes less relevant; and

•	the S&P 500 is a robust, well established, objective benchmark, and Hasbro is a member.

Actions Taken Based on Shareholder Feedback and Engagement

Pay for performance will remain a focus for Hasbro’s compensation programs, philosophy and design. We will continue to engage our shareholders in dialogue to gain further insights regarding their views on our executive compensation programs and philosophies. The Compensation Committee and the Board carefully consider the feedback they receive from investors on the Company’s executive compensation programs in reviewing and establishing future programs and in determining whether changes should be made to our compensation programs. The Compensation Committee, with the support of the full Board, continues to believe that the Amended and Restated Employment Agreement with Mr. Goldner is in the best interest of the Company’s shareholders and rewards Mr. Goldner if, and only if, he delivers significant shareholder value. As such, no changes to the terms of Mr. Goldner’s Amended and Restated Employment Agreement have been made. However, in response to the valuable shareholder feedback we have received on our executive compensation practices, the following actions have been or will be made by the Company:

•

Continued Shareholder Engagement.    The Company will continue to engage with shareholders on an ongoing basis to understand their diverse views and concerns as part of our overall decision-making process in the Company’s design of its executive compensation programs.

•

Enhanced Proxy Disclosure.    We have enhanced our disclosure in this Proxy Statement to provide shareholders with greater clarity around the Compensation Committee’s and the Board’s thinking behind Mr. Goldner’s Amended and Restated Employment Agreement and why the compensation package is structured the way that it is.

•

Enhanced Rigor Relating to the 2013 Bonus Determinations under the Company’s 2009 Senior Management Performance Plan.    As more fully described beginning on page 34 of this Proxy Statement, we have added additional rigor to the annual incentive decision-making process for the Named Executive Officers who participated in the 2009 Senior Management Annual Performance Plan, including Mr. Goldner. For 2013, we have linked the Chief Executive Officer’s 2013 non-equity incentive award to the 94% weighted achievement of the target corporate performance goals under the Company’s Performance Rewards Program.

Description of 2012 Amended and Restated Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro into a global branded-play organization and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaced the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company.

Prior to the Amended Employment Agreement, Mr. Goldner’s employment term was scheduled to expire at the end of 2014. With only two years remaining in that term the Committee believed it was vital to ensure Mr. Goldner’s continued service to the Company. Hasbro’s Compensation Committee and Board of Directors believe that Mr. Goldner is an incredibly talented Chief Executive Officer and that he is critical in continuing the transformation of Hasbro into a global branded-play company. Mr. Goldner is one of a select group of executives who straddles the more traditional consumer products business and the world of entertainment. With the Company still early in the execution of its global branded-play strategy and Mr. Goldner being the principal architect and integral to the successful execution of the strategy, the Board believed retaining Mr. Goldner through the end of 2017 is in shareholders’ best interest. The Compensation Committee, with the support of the full Board of Directors and the assistance of the Committee’s outside advisors, spent approximately one year exploring numerous alternatives for Mr. Goldner’s compensation that would accomplish the objectives that were set out:

•

ensure that Mr. Goldner only benefits if shareholders realize significant value, which is why the special RSU award, granted in two tranches (the first tranche in 2013 and the second in 2014), is tied to absolute stock price appreciation;

•

reward Mr. Goldner for true out-performance in delivering shareholder value as compared to other companies, which is why the total shareholder return (TSR) modifier was added to Mr. Goldner’s 2013 and 2014 contingent stock performance awards;

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	27

•

structure the agreement to incentivize Mr. Goldner to remain at Hasbro through 2017, which the Board believes is a sufficient timeframe to have developed and executed the key elements of the Company’s global branded-play strategy and measure the success of the strategy; and

•	implement a number of compensation and governance best practices, including:

•

the elimination of the tax-gross up provisions contained in the prior agreements with Mr. Goldner with respect to excess parachute payments under Section 4999 and taxes and charges under Section 409A of the Internal Revenue Code;

•

the elimination of the auto-renewal feature contained in the Prior Agreements, pursuant to which the term of Mr. Goldner’s employment with the Company would continue to be automatically extended for additional one-year periods unless Mr. Goldner or the Company provided notice of non-renewal;

•

the elimination of a special bonus which was payable under the prior agreements one year following a Change in Control of the Company provided Mr. Goldner remained employed with the Company through that one-year anniversary;

•

subjecting all of Mr. Goldner’s incentive-based compensation, both cash and equity-based incentive compensation, granted on or after October 4, 2012 to the Company’s Clawback Policy and to future clawback policies that apply to senior management of the Company; and

•	providing for a more restrictive definition of a Change in Control than was provided in the prior agreements.

Enhanced Pay for Performance Linkage and Retention

The Amended Employment Agreement also:

•

extends the term of Mr. Goldner’s scheduled employment with the Company for three years, from the previously scheduled expiration date of December 31, 2014 to the new expiration date of December 31, 2017; and

•

provides additional performance-based equity incentives designed to retain Mr. Goldner in the employ of the Company during this extended term and to strengthen the linkage between Mr. Goldner’s potential future compensation and Hasbro’s performance and delivery of shareholder value.

To further drive the linkage between the Company’s performance and Mr. Goldner’s compensation, and to provide an additional incentive for Mr. Goldner to remain employed with the Company through December 31, 2017, the Amended Employment Agreement provides for the grant to Mr. Goldner of an aggregate of 587,294 restricted stock units (referred to as the “Special RSU Grant”). The Special RSU Grant was made in two tranches, the first in April of 2013 and the second in February 2014. Both tranches of the Special RSU Grant were granted at the same time that the Company made its yearly equity awards to other equity-eligible employees.

Both tranches of the Special RSU Grant have two vesting components, each of which must be satisfied for Mr. Goldner to earn any shares under the award. The first vesting component is based entirely on achievement of specified Hasbro stock price thresholds, with each threshold being progressively higher. For Mr. Goldner to realize the full value from his Special RSU Grant, all four stock price thresholds must be achieved, which would result in the Company’s market cap increasing approximately 60% or $3 billion, from October 2012, when the amended agreement was entered. This market cap increase does not capture any of the incremental value created by dividends paid to shareholders in the intervening years. The stock price thresholds and the percentage of the shares subject to the Special RSU Grant attributable to achievement of each threshold are as follows:

Stock Price Threshold	Percentage of Shares Earned
$45/share	25%
$52/share	25%
$56/share	25%
$60/share	25%

To achieve the stock price thresholds the average closing price of the Company’s stock must meet or exceed the threshold for a period of at least thirty consecutive trading days from April 24, 2013 through December 31, 2017. The second vesting component requires that, subject to certain termination scenarios which are discussed below, Mr. Goldner must remain continuously employed with the Company through December 31, 2017 to vest in any earned shares under the Special RSU Grant.

The Amended Employment Agreement provides that Mr. Goldner will participate in Hasbro’s other long-term incentive programs during the term of his employment and will have an annual long-term equity grant target level equal to five (5) times his annualized base salary for each year. For the last several years the annual equity grant to Mr. Goldner has been made in a combination of stock options and contingent stock performance awards, with the grant date value being divided roughly evenly between those two types of awards. The contingent stock performance awards have provided senior executives with the ability to earn shares of Hasbro’s stock based upon achievement of stated net revenues and earnings per share performance targets during the applicable three-year performance period for each contingent stock performance award.

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The Amended Employment Agreement provides that the contingent stock performance awards granted in each of 2013 and 2014 will have an additional relative total shareholder return performance multiplier. This additional performance multiplier enhances the linkage between the payout under those awards and the value generated for Hasbro’s shareholders by increasing, or decreasing, the number of shares which would otherwise be earned by Mr. Goldner under those awards based upon a comparison of Hasbro’s total shareholder return to the total shareholder return for the Standard & Poor’s 500 Index (“S&P 500”) over the three-year performance period applicable to each contingent stock performance award.

If the total shareholder return (computed as a function of changes in the stock price and the value of dividends earned on the stock) for Hasbro’s common shares is greater than or equal to the 75th percentile of the S&P 500 over the applicable three-year performance period for one or both of these contingent stock performance awards, Mr. Goldner earns twice the number of shares he would otherwise have earned under such award. A total shareholder return between the 65th and 75th percentiles results in a payout of 1.5 times the number of shares which would otherwise be earned under the awards. If Hasbro’s total shareholder return is below the 25th percentile of the S&P 500 over the applicable three-year performance period for the contingent stock performance awards, Mr. Goldner will only earn 75% of the number of shares he otherwise would have earned under such awards.

The multiplier based on relative total shareholder return for Hasbro’s stock as compared to the S&P 500 is applied after the underlying performance metrics for these contingent stock performance awards is calculated. For example, if the Company’s net revenues and earnings per share metrics for a given contingent stock performance award were not achieved, no shares would be earned under such award and the total shareholder return multiplier would not change that underlying result. The multiplier is only applied to the shares that are otherwise earned under the award based upon achievement of the Company’s underlying financial performance metrics.

Other Compensation

The Amended Employment Agreement provides that the Company increase Mr. Goldner’s annualized based salary from $1,200,000 to $1,300,000 beginning July 1, 2013, and in 2013 Mr. Goldner was eligible to receive a management incentive plan bonus based on a target of one hundred and fifty percent (150%) of his earned base salary. Thereafter Mr. Goldner’s base salary, management incentive bonus target and long-term incentive target will be reviewed in accordance with the Company’s compensation policies for senior executives and will be adjusted to the extent, if any, deemed appropriate by the Compensation Committee of the Company’s Board of Directors.

Post-Employment Restrictions

The Amended Employment Agreement contains certain post-employment restrictions on Mr. Goldner, including:

•

a two-year non-competition provision which prohibits Mr. Goldner from engaging, in any geographical area in which Hasbro is doing business at the time of the termination of his employment, in any business which is competitive with the business of Hasbro as it exists at the time of termination of Mr. Goldner’s employment; and

•

a two-year non-solicitation provision, providing that Mr. Goldner will not (a) solicit or recruit any employee of Hasbro to leave the Company or (b) solicit the business of any clients, customers or accounts of Hasbro.

If Mr. Goldner violates these restrictions and does not cure such violation, the Amended Employment Agreement provides that he will forfeit and pay to Hasbro the Net Proceeds (as defined in the Amended Employment Agreement) obtained with respect to any unvested stock options, restricted stock units, contingent stock performance awards or other equity that had been accelerated in connection with the termination of his employment by Hasbro without Cause (as defined in the Amended Employment Agreement) or by Mr. Goldner for Good Reason (as defined in the Amended Employment Agreement).

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2013 Named Executive Officers

The name and title of each of the Company’s Named Executive Officer for 2013 are as follows:

Name	Title
Brian D. Goldner	President and Chief Executive Officer
David D.R. Hargreaves	Executive Vice President and Chief Strategy Officer
Deborah M. Thomas	Executive Vice President and Chief Financial Officer
Duncan J. Billing	Executive Vice President and Chief Development Officer
John A. Frascotti	Executive Vice President and Chief Marketing Officer

2013 Compensation Philosophy and Objectives

Our executive team has been and continues to be critical to the successful execution of the Company’s branded-play strategy. In structuring the compensation of the Company’s executive officers, including the Named Executive Officers, the Company’s fundamental objectives are to:

•

attract, develop and retain talented executives who can contribute significantly to the achievement of the Company’s goals and deliver results which are in keeping with a leading global branded-play company;

•	align the interests of the Company’s executives with the medium and long-term goals of the Company and the Company’s shareholders and other stakeholders;

•	instill a pay-for-performance culture in which the substantial majority of the compensation opportunity for Named Executive Officers is composed of variable, performance-based compensation elements;

•

set the level of an executive’s compensation with consideration for the role of the executive and the executive’s contribution to the Company, as well as the external competition for the executive’s services;

•	reward superior performance by the Company and its business units as a whole, and to a lesser extent superior individual performance; and

•	accomplish these objectives effectively while managing the total cost of the Company’s executive compensation program.

Over the last several years Hasbro has been building and executing its Brand Blueprint across its business, which entails offering a wide range of innovative toys and games, immersive entertainment offerings, including television programming and motion pictures, digital engagement, and lifestyle licensing products, ranging from traditional to high-tech. As Hasbro has developed into a global branded-play organization, rather than a traditional toy and game manufacturer, the companies with which Hasbro competes for executive talent have broadened considerably and the skills and expertise required of Hasbro’s executives have greatly increased. As a result, the Company now competes with a broad range of consumer products, entertainment and branded portfolio companies in the hiring and retention of employees and executives. In the branded family entertainment and consumer products markets where the Company competes for talent, base compensation, variable incentive cash compensation, equity compensation and employee benefits are all significant components of a competitive and effective overall executive compensation and retention package.

The Company utilizes two overarching principles in structuring its executive compensation and retention program:

•	pay for performance is critical; and

•	the long-term success of the Company is dependent on attracting and retaining top talent, as well as having robust succession planning and talent ready to deploy into key executive positions.

First, pay for performance is critical, and a large majority of an executive’s overall compensation opportunity should be at risk and based upon the performance of the Company in meeting its financial objectives and upon delivering total return to the Company’s shareholders. The Company believes that the primary responsibility of the executive team is to drive the financial and business performance of the Company and create value for the Company’s shareholders and other stakeholders. As a result, if the Company fails to achieve some of its business and financial goals, and/or if the Company’s share price does not rise, the value realized from the executive’s compensation packages is significantly reduced. The Company implements this principle by using variable compensation elements, such as cash management incentive plan awards and equity awards, for the vast majority of the total compensation package granted to its Named Executive Officers.

The second overarching principle the Company uses in structuring its executive compensation packages is that it is critical to the long-term success of the Company that it be able to attract and retain top management talent that allows for robust succession planning and access to deployable, “ready now” talent. To accomplish its goals and deliver on its vision of becoming a global branded organization Hasbro must be able to attract, develop and retain world class executives. Our attraction and retention strategy is structured to align with our succession planning strategy, which the full Board reviews at least annually.

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The Committee structures the Company’s compensation program in a way it believes appropriately aligns pay with performance and maximizes future performance, without encouraging excessive risk taking or other behavior on the part of executive officers that is not in the Company’s best interests.

Succession planning and the development of talent are critical to achieving the Company’s objectives to execute its global branded-play strategy, deliver long-term profitable growth and enhanced shareholder return. The Board oversees management development and succession planning across senior management positions and has visibility to key top talent below the senior management team, including key development areas of focus for these individuals. The Board has also retained an outside executive talent assessment firm to assist in identifying and developing key executive talent within the Company and to assist in the development of a succession plan for each of the Company’s Named Executive Officers, which includes targeted needs assessment and action plan for each succession candidate. Additionally, the Company’s Chief Executive Officer regularly presents to the Board of Directors on the status of the succession plans for key members of the Company’s executive team, as well as progress against those plans.

Overview of 2013 Executive Compensation Program Elements and Pay for Performance

The table below summarizes the elements of the Company’s 2013 executive compensation program, and the objectives served by each element. The Company uses multiple metrics in our compensation program to provide a holistic view of performance, which we believe capture key business objectives. A detailed discussion of each element is contained in the following pages.

Type	Component	Objective
Performance-Based Compensation	Long-Term Incentive Awards

•  Align the compensation of executives with the financial performance of the Company and the value delivered to shareholders over the longer term

•  Reward for increases in stock price over the longer-term

•  Provide strong retention value to retain executives in the service of the Company over the longer term and keep executives focused on the delivery of financial performance and increases in shareholder value

Annual Cash Incentive Awards

•  Align the compensation of executives with the annual financial performance of the Company and its achievement of annual revenue, operating margin and free cash flow objectives

•  Reward the executive for achievement of individual performance objectives for the year

Fixed Compensation	Base Salary	• Provide a competitive fixed payment to the executive for their service to the Company, set at a level that allows the Company to attract and retain top talent
	Benefits & Perquisites	• Provide benefits that are competitive and enable the Company to attract and retain top executive talent

Alignment Between Pay and Performance in the Compensation Plans

The vast majority of the total compensation opportunity for our Named Executive Officers, is performance based, including our entire long-term equity incentive compensation program and annual cash incentive program for our Chief Executive Officer and other Named Executive Officers. This performance based compensation can only be earned based upon achievement of the Company’s and the individual’s performance targets and objectives. We align pay with performance by using the following performance based elements as a substantial majority of the total compensation package for our Named Executive Officers:

•

variable performance-based cash incentive plan awards which are earned based on (i) achievement of annual net revenue, operating margin and free cash flow targets for the Company and (ii) achievement of individual performance objectives;

•	annual equity incentive plan compensation for our Chief Executive Officer is generally comprised of:

•

contingent stock performance awards, under which shares of the Company’s common stock are only earned if the Company achieves cumulative net revenue and earnings per share targets over a three-year performance period, and for 2013 and 2014, the contingent stock performance awards are also subject to a relative total shareholder return modifier; and

•

stock options, vesting over three years and granted with an exercise price equal to the fair market value on the date of grant, such that an executive only realizes value if the Company’s stock price appreciates;

•

annual equity incentive plan compensation for our other Named Executive Officers with the exception of Mr. Hargreaves is balanced between contingent stock performance awards (50% of target mix), stock options (25% of target mix) and time-based restricted stock units, cliff vesting after 3 years (25% of target mix).

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The charts below show the total target mix of compensation opportunity across fixed and variable components for our Chief Executive Officer in 2013, including and excluding the special RSU award. The vast majority of Mr. Goldner’s 2013 compensation was variable and tied to our performance in achieving our financial objectives and/or to the total return experienced by you, our shareholders.

The total mix of compensation across fixed and variable components for each of our Named Executive Officers in 2013 is as follows:

Name	Fixed Compensation (Salary)	Variable Equity Compensation	Variable Non-Equity Incentive Compensation	Change in Pension Value and NQDC Earnings and All Other Compensation
Brian Goldner	4.5%	87.4%	6.6%	1.5%
David Hargreaves	36.5%	0%	57.0%	6.5%
Deborah Thomas	25.3%	51.5%	19.2%	4.1%
Duncan Billing	23.0%	54.8%	18.4%	3.9%
John Frascotti	23.1%	55.0%	18.5%	3.5%

The Company believes that having the majority of compensation tied to short- and long-term performance-based elements fosters a performance-driven culture and best serves the interests of the Company and its shareholders, since the compensation of the Company’s executives is significantly dependent upon achievement of the Company’s financial goals and the creation of shareholder value. Each of these compensation elements is described in detail below. In structuring these elements the Company and the Committee review each element on an individual basis, as well as review them in totality as part of an overall target compensation package. This process includes reviewing tally sheets for each of the executive officers which set forth total target compensation for the officer, and within that total summarize the target level for each element and the portion of total target compensation comprised of the various compensation elements.

Given the predominance of variable, performance-based elements in the total executive compensation program for 2013, if we do not meet our financial objectives, and if we do not deliver share price appreciation to you, our shareholders, our executives’ realized compensation is reduced dramatically. This reduction is manifested through both reductions in the payouts under our cash management incentive plans and in a reduction in the realized compensation from awards under our equity compensation plans.

In 2013 we achieved an aggregate weighted payout performance of 94% of our corporate net revenue, operating margin and free cash flow performance targets under our cash annual management incentive plans. The shortfall from target performance is due primarily to the shortfall in meeting the Company’s aggressive revenue and free cash flow targets. The 94% weighted achievement of our performance targets in 2013 compared to a weighted achievement of our corporate performance targets of 90% for 2012 (adjusted down from 117% through the Compensation Committee’s negative discretion based on actual results compared to the performance goal objectives) and 68% for 2011.

Under our equity compensation plans approximately half of the target annual equity award opportunity for executive officers is granted in the form of contingent stock performance awards. These contingent stock performance awards provide the recipient with the ability to earn shares of our stock based upon the Company’s achievement of designated cumulative earnings per share and net revenue targets over the specified three-year performance periods tied to each award. For the contingent stock performance awards granted in both February 2010 and February 2011, which had a three-year performance period that ended in December 2012 and December 2013, respectively, the Company’s performance in both performance periods did not achieve the threshold performance required to earn a payout. As such, no recipient of the 2010 or 2011 contingent stock performance awards earned any shares under such awards. This is reflected in a significant reduction in the compensation realized by the Named Executive Officers for 2012 and 2013.

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The remainder of our target annual equity incentive compensation grants to our Chief Executive Officer is made in the form of stock options, which are granted with exercise prices equal to the fair market value of our stock on the date of grant, vest in equal annual installments over three years, and have seven-year terms. The realization of value from such options depends entirely on increases in our stock price following the date of grant of such options. Notwithstanding the Black-Scholes grant date values for these awards which are reported in the Summary Compensation Table, the Named Executive Officers will not realize any actual value from these awards unless the price of our stock appreciates following the date of grant.

With the exception of Mr. Hargreaves, for our other Named Executive Officers, the remainder of our target annual equity incentive compensation grants in is made in the form of 25% stock options and 25% time-based restricted stock units. The stock option awards for these executives are in accordance with the terms of the options granted to our Chief Executive Officer and described above. The restricted stock units generally cliff vest on the third anniversary of the date of grant, subject to the recipient’s continued employment with the Company through that date. They are designed to provide significant retention value by requiring three years of service with the Company in order to realize any value under the awards. The value of any such awards actually realized by the recipients will be based on their employment through the vesting date and the value of our stock on the vesting date. We believe that this balanced portfolio approach enables a focus on Company performance, share price appreciation and retention.

In connection with Mr. Hargreaves appointment as Executive Vice President and Chief Strategy Officer, effective as of February 6, 2013, he no longer participates in the Company’s equity compensation plans, and instead receives his variable incentive-based compensation through an enhanced annual cash incentive opportunity, the target of which is 125% of his base salary.

Reported and Realized Compensation for Mr. Goldner

The following table presents the reported and realized compensation for the Company’s Chief Executive Officer over the prior three years. The following section of this discussion explains in detail how realized compensation is computed for this purpose. The table illustrates that the reported compensation often exceeds the actual, realized compensation for the executive, and this divergence can become greater as the percentage of the executive’s compensation composed of performance-based elements increases. Additionally, Mr. Goldner’s 2013 reported compensation includes the first of two tranches of his special RSU award, which we are required to report in the Summary Compensation Table in 2013 despite the award being contingent on the achievement of stock price thresholds and Mr. Goldner remaining with the Company through the 5-year contract period. As such, the value of this award, although vesting is spread over five years, is all reported in the Summary Compensation Table in the year of the grant. The table also demonstrates that the value of compensation actually realized by an executive correlates with the performance of the Company in achieving financial goals and with total shareholder return. For example, the vast majority of Mr. Goldner’s 2013 realized compensation consists of stock option exercises, which directly links to the Company’s stock price appreciation. The stock option awards relating to these 2013 exercises were all granted to Mr. Goldner prior to him entering into the Amended and Restated Employment Agreement with the Company in October of 2012, and approximately half of these awards were granted to Mr. Goldner prior to him being appointed Hasbro’s Chief Executive Officer.

CEO Reported vs. Realized Pay

*	Indexed Total Shareholder Return (TSR) tracks an assumed investment of $100 at the end of 2010 in the Company’s Common Stock, assuming full reinvestment of dividends and no payment of brokerage or other commissions or fees.

There can be a significant difference between what is reported for a given year in the compensation tables that follow in this Compensation Discussion and Analysis as compensation to an executive officer and the value of what the executive actually realizes as compensation in that year or over time because we are required to include in such tables the value of equity awards and changes in pension values and nonqualified deferred compensation earnings for our Named Executive Officers at values which are impacted by accounting and actuarial assumptions. Realized compensation is not a substitute for reported compensation in evaluating our executive

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compensation programs, but we believe understanding realized compensation is important in understanding the impact of the performance components and stock price appreciation components of an award on the value of what an executive ultimately realizes or may receive.

Total Realized Compensation is computed by:

•	Taking the Total Compensation Amount reported in the Summary Compensation Table appearing on page 47 of this Proxy Statement, and making the following adjustments:

•

subtract the grant date accounting values of stock awards and option awards made during the year, as such amounts are reflected in the Stock Awards and Option Awards columns in the Summary Compensation Table for the applicable year;

•

add the value realized on the date of exercise from any actual option exercises by the executive in such year, as such amounts are reflected in the Option Exercises and Stock Vested table for the proxy statement covering that year;

•

add the value of any stock awards which were earned by the executive for the period ending in that year (such as contingent stock performance awards earned for the performance period ending in December of that year) or which vested in such year (to the extent the executive has access to such awards and they are not subject to a forced deferral), at the value such stock had on the date of vesting or the date it was earned; and

•

subtract the year over year change in pension value and nonqualified deferred compensation earnings, as such amounts are reflected in the Summary Compensation Table for that year under the heading Change in Pension Value and NQDC Earnings.

Key Compensation Actions for 2013

Each year, the Compensation Committee reviews the Company’s incentive plans and their underlying goals and targets. For 2013, the Committee took the following steps to maintain the strong linkage between pay and performance across the Company’s incentive plans:

Established Challenging Three-Year Performance Objectives for the 2013 Contingent Stock Performance Awards.    As part of its annual equity compensation programs, the Compensation Committee granted contingent stock performance awards in April 2013 with challenging three-year net revenue and earnings per share targets, which must be met for executives to earn shares under the awards. The three-year performance targets for our contingent stock performance awards are based on the Company’s long-term strategic plan (for the years 2014 and 2015) and the Company’s budget and operating plan (for 2013) and were approved by the Committee and our Board in the first quarter of 2013. The performance targets for 2013 were modified to require that a minimum of 90% of targeted cumulative EPS be achieved for any payout, regardless of revenue achievement. For example, if EPS is less than 90% of target and revenue is at 100% of target, no award is payable under the plan.

No Payment of Shares Under the Contingent Stock Performance Awards Granted in 2011.    The three-year performance period for the contingent stock performance awards granted in February 2011 was completed at the end of December 2013. The Committee had set challenging three-year cumulative net revenue and earnings per share targets under those awards that required the Company to achieve at least 90% of the net revenue and earnings per share targets to earn any payout under the awards. The Company did not meet this threshold performance for the award cycle and as a result, recipients of the 2011 contingent stock performance awards did not receive any shares under this award. This is similar to what occurred with respect to the contingent performance share awards granted in 2010, which did not meet the 90% threshold performance and therefore award recipients did not receive any shares under these awards for that performance period.

Enhanced Rigor Relating to the 2013 Bonus Determinations under the Company’s 2009 Senior Management Annual Performance Plan.    As part of establishing the annual cash incentive awards, the Compensation Committee established a more rigorous process for exercising negative discretion in making participant bonus calculations working within the requirements of Code Section 162(m). The following process was used in determining the annual incentive payout for our Chief Executive Officer for 2013:

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Step 1: The Committee calculated the total maximum funding allowable under the Senior Management Annual Incentive Performance Plan based upon the Company’s performance in meeting the designated financial targets. Under the terms of the plan, the maximum funding is defined as the lesser of 300% of salary or $4 million, before taking into consideration performance. For 2013, the maximum allowable incentive payment under Code Section 162(m) for Mr. Goldner was 281% of earned salary or $3.51 million, calculated as follows:

Performance Measure	2013 Performance Target	2013 Actual Performance	2013 Performance as a Percentage of Target	Weighting under Incentive Award Opportunity	2013 Maximum Payout
Total Net Revenues	$ 4.191 billion	$4.072 billion	97%	40%	117%
Operating Margin	14.69%	13.21%	90%	40%	108%
Free Cash Flow	$ 388.59 million	$364.1 million	94%	20%	56%
		Total 2013 Maximum Payout			281%

For 2013, in accordance with the plan terms, the actual performance results excluded the impact of the Company’s investment in Backflip Studios and certain restructuring activities specified by the Compensation Committee at the beginning of the year.

Step 2: The Committee reviewed and discussed the financial and non-financial objectives set for Mr. Goldner for 2013 which included:

•	2013 overall performance against plan as measured by revenue growth, operating margin and cash flow;

•	Leading the growth of the global gaming business;

•	Continued focus on developing growth markets;

•	Continued execution of media initiatives across the globe; and

•	Development of key leaders and attaining strategic milestones against succession planning goals.

Step 3: To determine how much negative discretion to apply from the maximum potential award of $3.51 million for Mr. Goldner, the Committee then used the following decision framework to determine Mr. Goldner’s final payout:

The Company’s financial performance serves as the starting point for the award amount. The Committee then determines how Mr. Goldner performed relative to his individual objectives to determine, what, if any, adjustments should be made to the corporate factor to arrive at the payout amount, which can be adjusted down to 0% or up to 150% of target. The 2013 payout for the Company’s Chief Executive Officer was determined to be $1.8 million, which was 94% of his target award and directly tied to the 94% weighted payout against achievement of the target corporate performance goals under the Company’s Performance Rewards Program.

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Revised Peer Group.    In 2013 the Compensation Committee assessed the criteria used and companies included in the core peer group in order to determine whether the companies included were appropriate due to the Company’s transformation from a traditional toy and game manufacturer into a global branded-play organization with a robust portfolio of brands, and the Compensation Committee approved certain changes to the peer group. The changes recognize the size of Hasbro, its industry and that we are a company with a portfolio of recognizable brands. All but one of the 17 peers fall within 0.5 to 2x revenue of Hasbro based on fiscal year-end data available at the time that the peer group was finalized, which in most cases was 2012 data with the exception of market capitalization, which was as of August 2013. The Company’s revenue falls at the 40th percentile and its market capitalization falls at the 25th percentile. The updated peer group includes the following companies:

Viacom, Inc.	Jarden Corporation	Mattel, Inc.

The Clorox Company	Discovery Communications, Inc.	Electronic Arts Inc.

Activision Blizzard, Inc.	Spectrum Brands Holdings, Inc.	PVH Corp.

Energizer Holdings, Inc.	Lions Gate Entertainment Corp.	Hanesbrands Inc.

Newell Rubbermaid Inc	Brunswick Corporation	Polaris Industries Inc.

Tiffany & Co.	Church & Dwight Co., Inc.

Modified the Payout Calculation Under the Company’s Contingent Stock Performance Awards.    The Company’s contingent stock performance awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a three-year period. In 2013, the Compensation Committee modified the EPS and Revenue metric weightings. For the 2013 contingent stock performance awards, the Company’s achievement against its EPS metric is weighted 60% and the Company’s achievement against the Revenues metric is weighted 40% for purposes of earning shares under the award. These metrics were previously weighted evenly. Additionally, the cumulative EPS threshold must be met for the cumulative Revenue metric to payout at all. Therefore, if the Company does not achieve at least the threshold cumulative EPS over the performance period, no shares will be earned under the awards, regardless of whether the targeted cumulative Revenues are achieved or exceeded. The Committee believes that these changes better align this long-term incentive award with the creation of shareholder value.

Engaged in an Extensive Shareholder Outreach Program.    Following our 2013 Say on Pay result, where approximately 64% of votes cast were voted in favor of our executive compensation program as disclosed in our 2013 Proxy Statement, the Company reached out to and offered to speak with its largest investors, including institutional investors representing approximately 93% of shares held by our top 25 institutional investors and approximately 55% of our total outstanding shares as of year-end 2013. As of the date of this Proxy Statement, a combination of the Company’s Compensation Committee Chair, Board Chairman and members of senior management have spoken with twelve of our largest institutional shareholders, representing 41 million shares or about 42% of the institutional voting authority as of year-end. We also spoke with representatives from the proxy advisory service firms ISS and Glass Lewis to discuss our compensation programs and philosophies, our 2013 shareholder outreach program, what we have done or plan to do based upon the feedback we received from investors and their questions. The Company found these engagements extremely informative and valuable, and we are very appreciative of the time that our investors and the advisory services took to speak with us. Based on feedback received in these discussions, the Company has taken or will take certain actions that are described on page 27 of this Proxy Statement.

Other Key Compensation Program Features

Hasbro also continues to employ several key features in our compensation programs and practices that reflect our strong compensation governance practices, including:

Key Compensation Program Features
Executive compensation program driven by strong pay-for-performance philosophy
New share retention policy for executives and share ownership guidelines
Policy Prohibiting Pledging and Hedging
Clawback Policy
Double Trigger Change in Control Provision for Equity Grants awarded on and after April 2013
Elimination of the tax gross-up provisions contained in the prior agreements with our Chief Executive Officer
Meaningful/Stretch Performance Goals
Annual review of compensation program to ensure Hasbro is incenting its executives to take an appropriate level of business risk, but not excessive risk

The Company’s Compensation Committee utilizes the services of an outside, independent compensation consultant, which has regular interactions with the Committee and its Chair both with management and during executive sessions

Limited perquisites

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Designing the Executive Compensation Program at Hasbro

Hasbro’s executive compensation program is structured with input, analysis, review and/or oversight from a number of sources. Those sources include:

•	The Compensation Committee;

•	The Company’s Human Resources and Compensation Departments;

•	The Committee’s and Company’s outside compensation consultants;

•	The Company’s Chief Executive Officer; and

•	Market studies and other comparative compensation information.

All final decisions regarding the compensation and retention programs for the Company’s executive officers, including the Named Executive Officers, are made by the Compensation Committee. The compensation and retention package for the Company’s Chief Executive Officer is also reviewed and approved by the full Board of Directors without Mr. Goldner being present.

In reviewing and establishing the proposed fiscal 2013 compensation and retention program for the Company’s executive officers, the Committee received input and recommendations from Compensation Advisory Partners LLC (“CAP”), who served as the Committee’s outside compensation consultant. CAP also worked extensively with the Committee to design the compensation elements contained in the Amended and Restated Employment Agreement between the Company and its Chief Executive Officer. CAP was retained by, and reported directly to, the members of the Committee. CAP advised the Committee with respect to the Committee’s review of the Company’s 2013 executive compensation programs and provided additional information as to whether the Company’s proposed 2013 executive compensation programs were competitive, fair to the Company and the executives, reflected strong alignment between pay and performance, provided appropriate retention to executives, and were effective in promoting the performance of the Company’s executives and achievement of the Company’s business and financial goals. CAP did not perform any other work for the Company in 2013 and in order to maintain CAP’s independence the Committee has established a policy that CAP will not provide any services directly to the Company and will only provide services directly to the Committee.

In February 2014, the Committee reviewed CAPs independence relative to the following factors: (i) CAP’s provision of other services to the Company, of which there are none; (ii) the amount of fees CAP receives from the Company as a percentage of CAP’s total revenue; (iii) the policies and procedures of CAP that are designed to prevent conflicts of interest; (iv) any business or personal relationship between Hasbro officers and directors and CAP or its compensation consultants, of which they aren’t any; (v) any Hasbro stock owned by CAP or its compensation consultants, of which there isn’t any; (vi) any business or personal relationship between our executive officers and CAP or any of its compensation consultants, of which there aren’t any; and (vii) any other factors that would be relevant to CAP’s independence from management. On the basis of such review, the Committee concluded that CAP is independent and no conflicts of interest exist or relationships that may impair CAP’s independence.

In addition to the work performed by CAP directly for the Committee with respect to the 2013 compensation program, Towers Watson & Co. (“Towers Watson”) was retained by the Company’s Human Resources and Compensation Departments to perform analysis on the Company’s proposed compensation and retention programs, including its equity plan. As part of this work, Towers Watson assisted the Company with the preparation of compensation information presented to the Committee at various times during 2013, including tally sheets showing each executive officer’s forward-looking target, and backward looking actual earned compensation, as well as certain of the compensation tables and other information included in the Company’s Proxy Statement. In addition to this work, in 2013 Towers Watson also performed (i) consulting and benefits administration services for the Company, including administration services for the Company’s health and group benefits programs and retirement plans, (ii) work in connection with the Company’s online total reward statements for employees and (iii) work providing compensation surveys and other compensation and benefits information.

Additionally, the Company’s Human Resources and Compensation Departments retained Mercer LLC to perform consulting services relating to the Company’s long-term incentive plan, retirement investments, retirement plans and health and welfare plans.

The Company’s Chief Executive Officer, Chief Human Resources Officer, Senior Vice President, Talent & Rewards and Chief Legal Officer each attend portions of the meetings of the Committee. However, the Committee also considers and discusses issues and the Company’s compensation programs without the presence of any officers or employees of the Company.

For the Named Executive Officers other than the Chief Executive Officer, as well as for the Company’s other executive officers, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Committee. In making these recommendations the Chief Executive Officer considers the individual’s performance and past contributions to the Company, the potential future contribution of the individual to the Company and achievement of the Company’s business and financial goals, including the potential for the individual to make even greater contributions to the Company in the future than he or she has in the past, the risk that the individual may be lured away by a competitor, input from the Company’s Human Resources and Compensation Departments and market compensation data. The Committee then discusses these recommendations with the Chief Executive Officer, both with and without the presence of the Company’s Chief Human Resources Officer, the Company’s Senior Vice President, Talent & Rewards and

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outside compensation consultants. The Committee further reviews and discusses these recommendations in executive sessions, and as part of these discussions the Committee discusses the proposed compensation and retention programs with representatives of its outside compensation advisor.

For the Chief Executive Officer, the Committee directly determines the compensation package, receiving input, recommendations and market data as it deems appropriate from the Company’s Human Resources and Compensation Departments, the Committee’s outside compensation consultant, and the Company’s compensation consultant. Other than the Company’s Chief Human Resources Officer and Senior Vice President, Talent & Rewards, the Committee does not receive a recommendation as to the Chief Executive Officer’s compensation from any member of Company’s management or any other employees of the Company. In addition to being reviewed and approved by the Committee, the compensation package for the Company’s Chief Executive Officer is reviewed and approved by the full Board of Directors in executive session. The Committee does not delegate, to management or any other parties, its duties to review and approve the Company’s executive compensation programs, including the compensation programs for all of the Named Executive Officers.

Although the Company considers the tax treatment, including the requirements of Code Section 162(m), and the accounting treatment of various forms of compensation in determining the elements of its executive compensation program and, to the extent it is consistent with meeting the objectives of the Company’s executive compensation program, structures such compensation to maximize the ability of the Company to receive a tax deduction for such compensation, the Company feels strongly that maximizing the performance of the Company and its executives is more important than assuring that every element of compensation complies with the requirements for tax deductibility under Section 162(m). The Company selects performance goals under its variable compensation programs that are intended to be objective within the meaning of the Code, such as achieving certain net revenues, operating margin, free cash flow or earnings per share goals. However, in certain situations, such as with our targeted retention grants of restricted stock units, the Company may feel a particular goal, such as retaining a key talented individual, is very important to the Company, even though the form of compensation being used is not considered objective within the meaning of the Code or the associated compensation is otherwise not deductible under the requirements of Section 162(m). The Company reserves the right to compensate executives for achievement of such objectives, or to reflect other individual performance measures in an executive’s compensation, even if they do not comply with the requirements of Section 162(m).

Primary Elements of 2013 Executive Compensation

The executive compensation and retention program for fiscal year 2013 was composed of the following primary elements:

•	base salary;

•	cash management incentive awards;

•	equity awards; and

•	employee benefits; coupled with

•	share ownership guidelines.

The Company uses these five elements in the combination it believes (i) maximizes performance and business results, (ii) establishes a solid pay for performance compensation structure and (iii) appropriately divides the compensation of its executives among fixed and variable components. Some variable compensation is tied to achievement of yearly financial objectives. Other compensation, such as option grants vesting over multiple years and performance share awards with multi-year performance periods, are tied to the achievement of longer-term business and financial goals and the creation of longer-term shareholder value. The Company seeks to have the large majority of its overall executive compensation program comprised of variable performance-based elements, reflecting a commitment to pay for performance.

Base Salary

The salaries for all five of the Company’s Named Executive Officers in fiscal 2013 are included in the Summary Compensation Table on page 47 of this Proxy Statement. The Company’s philosophy is to only increase executive base salaries in the event of: (i) changes in responsibility, (ii) particular achievements or noteworthy contributions to the performance of the Company, (iii) concerns over executive retention or (iv) perceived lack of competitiveness with market compensation offered to executives with similar responsibilities, expertise and experience in other companies the Company considers to be comparable to and/or competitive with the Company.

Base salaries for new executive officers are initially set at a level the Company determines represents a competitive fixed reward to the executive. By “competitive” the Company means the reward is sufficient to (i) hire the executive in question, rather than lose that person to a competitive employment opportunity, (ii) retain the executive, and (iii) fairly compensate the executive for his or her responsibilities, skills and contributions to the Company. This is done by evaluating the responsibilities of the position being filled, the experience of the individual being hired and the competitive marketplace for comparable executive talent.

In the first quarter of 2013, Mr. Hargreaves transitioned from the role of Senior Vice President and Chief Operating Officer to Executive Vice President and Chief Strategy Officer. As a result of that change, Ms. Thomas, Mr. Billing and Mr. Frascotti each assumed additional

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responsibilities, and in July 2013 following a review of the Compensation Committee’s annual market check, the base salaries for Ms. Thomas, Mr. Billing and Mr. Frascotti, were increased to $542,000, $515,000 and $515,000, respectively. Mr. Goldner’s base salary was increased from $1.2 million to $1.3 million as of July 1, 2013 pursuant to the terms of his Amended and Restated Employment Agreement with the Company.

Management Incentive Awards

Summary of 2013 Management Incentive Awards

All of the Company’s employees participate in some form of annual incentive program. Approximately 31% of the Company’s employees, including all of the Named Executive Officers, received management incentive awards with respect to fiscal 2013. The management incentive award is performance based, with payout of these awards tied to the Company’s achievement of specific yearly net revenue, operating margin and free cash flow performance objectives, as well as individual performance for the year to the extent discussed below.

Management incentive awards for the Company’s executive officers for fiscal 2013 were determined under two programs, the 2009 Senior Management Annual Performance Plan (the “Annual Performance Plan”) and the 2012 Performance Rewards Program (the “PRP”). The Annual Performance Plan has been approved by the Company’s shareholders and is intended to allow for the deduction by the Company of the bonuses paid to “covered employees” as defined in Code Section 162(m). The PRP is not a shareholder approved plan. Despite certain differences in the two plans, both the Annual Performance Plan and the PRP use the same corporate performance criteria and targets. Under the Annual Performance Plan, awards are structured to provide a range of maximum permissible payouts corresponding to a range of Company performances against the performance targets, with the Committee reserving negative discretion to reduce any such award to any level below the achieved maximum payout as it deems appropriate. The actual achievement against targeted corporate financial performance and attainment of key non-financial goals are the primary factors used by the Committee in exercising this negative discretion under the Annual Performance Plan.

The Committee established the fiscal 2013 corporate and business unit performance goals for the Company under these two plans in the first quarter of fiscal 2013. These performance goals were based on the 2013 operating plan and budget approved by the Company’s Board. Setting performance goals involves both selecting the performance metrics that will be used to drive short-term business performance and establishing the performance targets for each of those metrics. The Committee used three performance metrics to measure corporate performance in 2013. The three corporate performance criteria, and their respective weights under the plans, were as follows: (i) total net revenues (40%), (ii) operating margin (40%) and (iii) free cash flow (20%). Free cash flow is defined as the Company’s cash flow from operations, minus capital expenditures. The Committee selected these three performance metrics to capture the most important aspects of the top and bottom line performance of the Company, in the form of revenues, profitability and cash generation. The Committee sets the relative weighting among the performance metrics in accordance with the relative importance of those metrics, in the Committee’s view, to the Company’s performance and the strength of the Company’s business.

The table set forth below provides the 2013 corporate total net revenues, operating margin and free cash flow performance targets established by the Committee at the beginning of the year, as well as the Company’s actual performance against those targets in 2013. The Company’s actual weighted performance in fiscal 2013 under the PRP corresponded to a 94% weighted achievement of the target corporate performance goals. When the performance goals were set at the beginning of 2013, the Committee provided that certain events which might occur during the performance period after the goals were set would not be taken into account in determining the Company’s performance against these targets. Such exclusions included events such as the impact of any acquisitions or dispositions consummated by the Company during the year which had a total acquisition or sale price, as applicable, of $100 million or more. For 2013, in accordance with the PRP’s terms, the calculation, excluded the impact of the Company’s investment in Backflip Studios, certain restructuring activities and the Company’s settlement of an adverse arbitration award. Similarly, the Committee provided that in assessing the Company’s performance, actual results would not be impacted by any major discrete restructuring activities undertaken by the Company after the goals were set which resulted in costs or charges to the Company of $10 million or more.

Performance Measure	Weighting under Incentive Award Opportunity	2013 Performance Target	2013 Actual Performance	2013 Performance as a Percentage of Target	2013 Payout Percentage	2013 Weighted Payout
Total Net Revenues	40%	$4.191 billion	$4.08 billion	97%	94%	37.6%
Operating Margin	40%	14.69%	14.35%	98%	96%	38.4%
Free Cash Flow	20%	$388.59 million	$364.10 million	94%	88%	17.6%
			Total 2013 Weighted Payout			94%

The total weighted payout percentage of 94% against target (based on performance against the three corporate performance metrics ranging from 94% to 98%) reflects that leverage is applied to reduce awards to an increasingly disproportionate extent as performance falls further below target. If the Company achieves less than a threshold performance of 80% of target against a given metric, the payout for that metric is 0% under the PRP.

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The Committee sets the corporate and business unit performance goals under the PRP awards at levels it believes require strong performance for a target payout and superior performance for a greater than target payout. The corporate performance targets for fiscal 2013 represented the following changes over the Company’s actual 2012 performance under the PRP in order to achieve 100% of 2013 target performance, (i) an increase of $102 million in total net revenues over the 2012 net revenues of $4.089 billion, (ii) an operating margin increase of 0.32% compared to 2012 adjusted operating margin of 14.37%, and (iii) a decrease of $34.11 million in free cash flow over 2012’s free cash flow of $422.7 million. The lower 2013 cash flow performance target factored in anticipated royalty advance payments the Company would make in 2013, and was $81.35 million higher than the performance target set in 2012.

For Mr. Goldner, Mr. Hargreaves, Mr. Billing and Mr. Frascotti who participated in the Annual Performance Plan in 2013, the Compensation Committee established a more rigorous process for exercising negative discretion in making participant bonus calculations working within the requirements of Code Section 162(m). The framework is outlined beginning on page 34 of this Proxy Statement.

Among the business performance factors and personal objectives considered by the Committee in determining Mr. Goldner’s actual bonuses for 2013 were, in the negative, the underperformance of the Company in its goal to grow consolidated net revenues, which was driven by a decline in the Boys category and the Company’s lower than targeted revenues in certain developed markets during the fourth quarter. In partial mitigation of this negative factor were that the Company: (i) delivered the Company’s thirteenth consecutive year of delivering underlying earnings per share growth, absent certain charges and benefits described on page 22, (ii) grew revenue in the Company’s Franchise Brands 15% as compared to 2012, (iii) delivered 26% revenue growth in the Girls category, generating $1 billion in revenues for the first time in the Company’s history, (iv) continued the successful re-imagination and building of the games business, with year-over-year growth, (v) continued the successful development of the Company’s business in emerging markets, growing the emerging markets business 25% to $575 million in revenues, and (vi) and established and began implementation of a cost savings initiative designed to reduce underlying annual operating costs by $100 million by the end of 2015.

As with the other executive officers participating in the Annual Performance Plan for 2013, for each of Mr. Hargreaves, Mr. Billing and Mr. Frascotti, the Committee considered the recommendations of Mr. Goldner as one of the factors in making the management incentive bonus determinations. Mr. Goldner in his recommendations to the Committee, and the Committee in their determination, weighed the underperformance of the Company against its goal of growing consolidated net revenues, and the appropriateness of having Mr. Hargreaves’, Mr. Billing’s and Mr. Frascotti’s incentive bonuses for 2013 align with the management incentive awards for other members of the Company’s management team and other employees. In partial mitigation of this revenue underperformance, a positive adjustment for these Named Executive Officers were based on factors including:

Mr. Hargreaves: (i) his contribution to the delivery of the Company’s thirteenth consecutive year of underlying earnings per share growth, absent certain charges and benefits described on page 22, (ii) his critical role in expanding the relationships with certain of our key partners, including extending the relationship with The Walt Disney Company for the MARVEL and STAR WARS franchises, and (iii) his integral role in successfully completing the Company’s purchase of a 70% majority interest in Backflip Studios, which significantly strengthened the Company’s mobile gaming expertise.

Mr. Billing: (i) his successful management of the Company’s global product development function, including the achievement of reductions in the time taken to develop and bring products to market globally and increases in product development and sourcing efficiencies, (ii) Mr. Billing’s integral role in implementation of the Company’s cost savings initiative designed to reduce underlying annual operating costs by $100 million by the end of 2015, (iii) Mr. Billing’s success in further building the Company’s digital product development capabilities, (iv) his role in bringing to market industry leading product innovation across the Company’s brands and in helping to re-imagine and grow the Company’s games business, and (v) Mr. Billing’s role in contributing to the Company’s development into a global branded-play company.

Mr. Frascotti: (i) his role in successfully executing the Company’s global brand blueprint strategy, resulting in revenue growth for the Franchise Brands of 15% in 2013, (ii) his contribution to the 26% revenue growth in the Girls category, growing revenues and reaching a record $1 billion in revenues for the first time in the Company’s history, (iii) his role in the re-imagination and growth of the Company’s games business, (iv) the tremendous success in driving the Company’s Wizards of the Coast business, including the MAGIC: THE GATHERING trading card game and MAGIC: THE GATHERING online, (v) his role in bringing to market industry leading product innovation, and (vi) Mr. Frascotti’s role in contributing to the Company’s development into a global branded-play company and the implementation of the Company’s franchise brand management structure.

In the case of each of Messrs. Goldner, Hargreaves, Billing and Frascotti the executive was paid an incentive bonus the Committee believed appropriately balanced the performance of the Company with the executive’s respective significant contributions to achieving other key objectives for the Company’s in 2013.

Due to the fact that the requirements of Code Section 162(m) do not, by their terms, apply to the compensation of Chief Financial Officers, Ms. Thomas participates in the PRP, rather than in the Annual Performance Plan. Under the PRP, Ms. Thomas’ fiscal 2013 management incentive award opportunity was set to provide for a payout of 70% of earned salary for target performance. A range of payouts as a percentage of target then corresponded to a range of performances against target both above and below 100%. Threshold performance for each given financial metric under the PRP is set at 80% of target performance for purposes of the achievement of that

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goal contributing to payout of the management incentive award. An 80% achievement of a performance goal under the PRP equates to a 60% payout against that goal. In addition to taking into account Company performance, the PRP also allows for a multiplier of up to 150% of the formula award in recognition of superior performance against individual performance objectives.

The 94% weighted payout against the corporate performance goals in 2013 would have corresponded with approximately 94% of the target payout for Ms. Thomas under the management incentive award for 2013, absent personal performance multipliers and adjustments. The corporate formula award under the PRP, prior to personal performance adjustments or discretionary awards, for Ms. Thomas, would have been $347,411. In determining the actual bonus for Ms. Thomas, as with the other executive officers, the Committee also considered the recommendations of Mr. Goldner. Ms. Thomas was paid a bonus of $400,000 for fiscal 2013 in recognition of: (i) her support of Mr. Goldner in the formation and implementation of corporate objectives, (ii) successful management of the Company’s expenses and cash flow, (iii) driving the Company’s global information technology enhancements, (iv) her role in the Company’s thirteenth consecutive year of delivering underlying earnings per share growth, absent certain charges and benefits described on page 22, (v) contributions to the ongoing return of significant cash to shareholders, through both the quarterly cash dividend and share repurchase programs, (vi) significant contributions to the development and implementation of a cost savings initiative designed to reduce the Company’s underlying annual operating costs by $100 million by the end of 2015, and (vii) successful management of the Company’s enterprise risk management (ERM) framework.

In all cases, the bonuses for performance under the Annual Performance Plan and the PRP for executive officers, including all of the Named Executive Officers, were reviewed and approved by the Committee. The bonus for Mr. Goldner was also reviewed and approved by the full Board.

The maximum awards for each of the Named Executive Officers for 2013, as well as the threshold and target awards for Named Executive Officers participating in the PRP Plan, are included in the Grants of Plan-Based Awards table that follows this discussion on page 49.

Long-Term Equity Awards

In determining the 2013 annual equity award targets the Committee reviewed the overall competitiveness of the total target direct compensation levels for the Named Executive Officers and considered the appropriate mix of that total target direct compensation which should be made in the form of equity awards to align pay with performance and total shareholder return. To a lesser extent the Committee and its outside advisor, CAP, consider the retention value and award opportunity represented by outstanding prior equity grants made to the executive officers in reviewing and establishing equity grants. In conjunction with the Company’s stock ownership guidelines, which are described below, the Committee is also reviewing each executive officer’s progress in achieving their targeted stock ownership level as a criterion in establishing appropriate target equity grant levels.

For fiscal 2013, the Committee approved target annual equity award values for each of the Company’s executive officers and other equity eligible employees. These targets were expressed as a percentage of each individual’s base salary. For the Named Executive Officers the annual target equity award values in 2013, as a percentage of their base salaries, were as follows:

Name	Equity Grant Target Value as a Percentage of Salary
Brian Goldner	500%
David Hargreaves	0%
Deborah Thomas	175%
Duncan Billing	175%
John Frascotti	175%

Effective in 2013, Mr. Hargreaves no longer participates in the Company’s equity compensation plans, and instead receives his variable incentive based compensation through an enhanced annual cash incentive compensation opportunity. In recognition of their key contributions to the Company, and the role they are playing in the Company’s future business performance and development, in March of 2013 each of Ms. Thomas, Mr. Billing and Mr. Frascotti were promoted to Executive Vice President. For 2013 the target annual equity compensation grants were increased from 150% to 175% of their base salary. This increase in variable compensation will strengthen the alignment between pay and performance and provide an enhanced reward for these key executives only if the Company achieves its objectives.

In addition to its own analysis and the recommendations of CAP, the Committee considers the recommendations of Mr. Goldner when establishing the target equity award levels for each of the other Named Executive Officers. In all cases the final target equity award values were set at levels the Committee believed would compensate the individual for future achievement of the Company’s long-term financial goals and stock price appreciation in a manner commensurate with their duties and contributions to the long-term performance of the Company and its stock performance.

The overall target annual equity award pool value for the Company’s Chief Executive Officer as established by the Committee is generally divided equally between two award types, non-qualified stock options and performance share awards, such that approximately 50% of

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the total target equity award value would be represented by each type of award in the pool. This division of the targeted award value reflected the Committee’s belief that over the performance period the realization of equity award values should be divided between achievement of the Company’s longer-term internal financial targets and the Company’s stock price appreciation.

The overall target annual equity award pool value for Ms. Thomas, Mr. Billing and Mr. Frascotti, as established by the Committee, is generally divided between three award types, 50% of target value in performance share awards, 25% of target value in non-qualified stock options and 25% of target value in time-based restricted stock units. This portfolio of the targeted award value reflected the Committee’s belief that over the performance period the realization of equity award values should be balanced among achievement of the Company’s longer-term internal financial targets, the Company’s stock price appreciation and retention of key executive talent.

The Committee exercises some discretion in adjusting the specific per share option award, performance share award and time-based restricted stock unit award division for each Named Executive Officer, such that the ultimate awards may not be exactly even, in terms of the value of the portion attributable to options, performance shares and time-based restricted stock units. The target values for 2013 were based on the Company’s share price at the time the values are determined.

Performance Share Awards

For the approximate 50% of the annual equity award value in 2013, which was made in the form of stock performance awards, these awards provide the recipient with the potential to earn shares of the Company’s common stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenue”) targets over a three-year period beginning January 2013 and ending December 2015 (the “Performance Period”). The cumulative net revenue and diluted earnings per share targets were taken from the Company’s long-term strategic plan (for the years 2014 and 2015) and the Company’s budget and operating plan (for 2013) as those plans had been approved by the Company’s Board of Directors.

The Company considers the specific target EPS and Revenue levels for ongoing performance periods to be confidential information which would harm the Company if it were disclosed, as they are based on confidential internal plans and forward-looking expectations concerning the Company’s performance over a multi-year period. The financial targets reflected in the Company’s budget and operating plan, and in the Company’s strategic plan, as well as the performance targets set forth in the contingent stock performance awards and in the management incentive awards, both of which are based on the Board approved plan levels, were all set at levels which the Committee and the Board determined will challenge the Company and its executive team in working to meet the objectives and will require solid performance from the Company, and in turn its executives, in order to achieve a threshold payout, and superior performance in managing the Company’s business to achieve a higher than target payout. The maximum payout under the contingent stock performance awards granted in 2013 for overachievement of the financial objectives is equal to 200% of the target number of shares. Threshold performance for both metrics must be achieved to earn a threshold payout of 50% of the target number of shares under those awards. Assuming the threshold target is met for each cumulative metric, the actual payout scales between 50% (threshold) to maximum (200%) with achievement of the target metric equating to a 100% payout for that metric.

For contingent stock performance awards granted in 2013, the Company’s achievement against its EPS metric is weighted 60% and the Company’s achievement against Revenues metric is weighted 40%. Previously the metrics were weighted equally. Ninety-percent (90%) achievement of each target was established as a threshold to that metric contributing to the ultimate award payout under the awards, however, for the 2013 contingent stock performance awards, the EPS metric threshold percentage must be achieved for the Revenue metric measure to payout at all. For example, eighty percent (80%) achievement of the EPS metric, which is below the threshold requirement of ninety percent (90%), despite the achievement of one hundred percent (100%) of the Revenue metric, would result in a payout of zero shares under the award.

Actual Performance Under the 2011 Contingent Stock Performance Awards

	Three-Year Target Performance	Three-Year Actual Performance	% of Target
Cumulative Revenues	$14,478,000	$12,241,978	84.55%
Cumulative EPS	$10.77	$8.08	75%

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The following table shows the target share payouts, as a percentage of the target number of shares covered by a stock performance award, corresponding with various combined levels of achievement against the EPS and Revenue targets for the contingent stock performance awards made in 2011.

Revenues Measure

EPS Measure	Revenues 25% or more over Target	Revenues of at least 10% over, but not 25% or more over, Target	Revenues of at least Target but not 10% or more over Target	Revenues of at least 95% of Target but less than Target	Revenues of at least 90% of Target but less than 95% of Target	Revenues of under 90% of Target
EPS of 25% or more over Target	200%	163%	150%	138%	125%	0%
EPS at least 10% over, but not 25% or more over, Target	163%	125%	113%	100%	88%	0%
EPS of at least Target but not 10% or more over Target	150%	113%	100%	88%	75%	0%
EPS of at least 95% of Target but less than Target	138%	100%	88%	75%	63%	0%
EPS of at least 90% of Target but less than 95% of Target	125%	88%	75%	63%	50%	0%
EPS under 90% of Target	0%	0%	0%	0%	0%	0%

Because the Company’s performance against both the net revenue and earnings per share targets under the 2011 contingent stock performance awards was below the 90% thresholds necessary to earn any shares under the awards, absolutely no shares were earned by any of the recipients of the 2011 contingent stock performance awards. This is the second consecutive year that no shares have been awarded under the annual contingent stock performance awards. This is the case for the Named Executives Officers as well, including Mr. Goldner. In the Summary Compensation table appearing on page 47 of this Proxy Statement, Mr. Goldner is shown as having received contingent stock performance awards in 2011 with an aggregate grant date value of $2,233,459. However, the actual value realized by Mr. Goldner under these awards was $0, due to the Company’s aggressive performance targets, shortfall in meeting those targets, and direct pay for performance linkage in the contingent stock performance awards.

Stock Options

For the approximately 25% of the target equity award value made in the form of stock options, or 50% in the case of the Company’s Chief Executive Officer, the options vest in three equal cumulative annual installments on the first three anniversaries of the date of grant, subject to the optionee’s continued employment with the Company through such dates, and have seven-year terms.

The Company does not manage the timing of equity grants to attempt to give participants the benefit of material non-public information. Further, all option grants are made with an exercise price at or above the average of the high and low sales prices of the Company’s common stock on the date of grant.

Restricted Stock and Restricted Stock Units

The Company also uses restricted stock and restricted stock units as a reward and retention mechanism. The restricted stock units granted in 2013 to each of Ms. Thomas, Mr. Billing and Mr. Frascotti represented approximately 25% of their annual equity award value in 2013 and cliff vest on the third anniversary of the date of grant provided the recipient stays employed with the Company during the three-year vesting period. Pro-rata vesting is provided earlier only in the event of the death, disability, early retirement (with at least 10 years of credited service) or retirement at age 65 (with at least 5 years of credited service), of the recipients. All other terminations of employment result in termination of the awards. Ms. Thomas received a grant of 5,633 restricted stock units in 2013, and Mr. Billing and Mr. Frascotti each received a grant of 6,750 restricted stock units in 2013.

The Committee believes the equity compensation awards to the Company’s executive officers are appropriate to properly incentivize these officers to achieve maximum performance, to align their interests with those of the Company’s shareholders, and to promote retention of executives, while not incentivizing the executive officers to take undue risks or otherwise take actions which are contrary to the best interests of the Company.

The stock option, performance share awards and restricted stock unit grants to the Company’s Named Executive Officers in 2013 are reflected in the Grants of Plan-Based Awards table that follows this report. The grant date for the Company’s yearly stock performance awards and options in fiscal 2013 was April 24, 2013.

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In making the yearly equity grants the Committee specifically approves the grants for every member of the Company’s senior management team, which includes every executive officer. Other than the annual equity grants, off-cycle equity grants are made during the year generally only in the case of new hires or in connection with significant promotions or in the case of significant actions taken to increase the retention value of an equity compensation package. All of these off-cycle grants are also reviewed and approved by the Committee.

Stock Ownership Policy and Requirement to Retain Net Shares Until Ownership Requirement Level is Satisfied

The Company has historically had share ownership guidelines which apply to all employees at or above the Senior Vice President level. The share ownership guidelines establish target share ownership levels which executives are expected to achieve over a five-year period and then maintain, absent extenuating circumstances which are approved by the Company’s Human Resources Department, for as long as they remain with the Company. The target ownership levels are expressed as a percentage of the executives’ base salary and range from 50% of yearly base salary for certain Senior Vice Presidents to 500% of base salary for the Company’s Chief Executive Officer. The table below shows the stock ownership levels, as a percentage of base salary, which each of the Named Executive Officers are required to achieve and maintain under the stock ownership guidelines. Each of the Named Executive Officers has achieved their share ownership requirements.

Name	Stock Ownership Requirement
Brian Goldner	5 x Base Salary
David Hargreaves	3 x Base Salary
Deborah Thomas	2 x Base Salary
Duncan Billing	2 x Base Salary
John Frascotti	2 x Base Salary

An executive has five (5) years to achieve his or her stock ownership requirement level. To further align executive’ interests with the long-term interests of shareholders, effective March 1, 2014, the Company adopted amendments to the Hasbro, Inc. Executive Stock Ownership Policy (“Stock Ownership Policy”), which include a requirement to retain a portion of any net shares realized from stock vesting or option exercises during the five-year period the executive has to achieve their stock ownership requirement until the executive’s ownership requirement level is satisfied. Until the applicable ownership level is achieved, the executive is required to retain an amount equal to at least 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the executive following such executive becoming subject to the Stock Ownership Policy. Once the stock ownership requirement level is achieved, the executive is required to maintain the stock ownership level for as long as the executive is employed by the Company and is subject to the Stock Ownership Policy.

Executive Benefits

In addition to receipt of salary, management incentive awards and equity compensation, the Company’s U.S. based officers also participate in certain employee benefit programs provided by the Company.

Beginning in 2008, the Company provides retirement benefits to its employees primarily through the 401(k) Retirement Savings Plan (the “401(k) Plan”) and the Supplemental Benefit Retirement Plan (the “Supplemental Plan”). The Company’s Pension Plan (the “Pension Plan”) and the pension portion of the Supplemental Plan were frozen effective December 31, 2007. The enhanced 401(k) Plan and the Supplemental Plan, provide for Company matching contributions, an annual Company contribution of 3% of aggregate salary and bonus and a transition contribution ranging from 1% to 9% for the years 2008 through 2012 for participants meeting certain age and service requirements. In lieu of the annual Company and transition contributions, Mr. Hargreaves receives certain retirement benefits discussed below. Other executive officers are eligible to participate in the 401(k) Plan and the Supplemental Plan on the same basis as all other U.S. Hasbro employees.

Executive officers hired prior to December 31, 2007, continue to participate in the Pension Plan and the pension portion of the Supplemental Plan, which are described starting on page 52 of this Proxy Statement, but, except as is discussed below for Mr. Hargreaves, will not accrue additional benefits thereunder after December 31, 2007.

The Supplemental Plan is intended to provide a competitive benefit for employees whose employer-provided pension benefits and retirement contributions would otherwise be limited. However, the Supplemental Plan is designed only to provide the benefit which the executive would have accrued under the Company’s Pension Plan and 401(k) Plan if the Code limits had not applied. It does not further enhance those benefits.

The amount of the Company’s contributions to the Named Executive Officers under both the 401(k) Plan and the Supplemental Plan (401(k)), are included in the “All Other Compensation” column of the Summary Compensation Table that follows this report.

In light of the significant reduction in projected retirement income resulting from the retirement program redesign, the Company elected to provide Mr. Hargreaves, who has been with the Company for 31 years, with a retirement benefit which effectively grandfathered for

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Mr. Hargreaves the Company’s retirement program as it was in effect prior to January 1, 2008. Mr. Hargreaves retirement benefit is described on page 54 of this Proxy Statement.

The executive officers of the Company are eligible for life insurance benefits on the terms applicable to the Company’s other employees. The Company’s executive officers participate in the same medical and dental benefit plans as are provided to the Company’s other employees.

Executive officers are also eligible to participate in the Company’s Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), which is available to all of the Company’s employees who are in band 40 (director level) or above and whose annual compensation is equal to or greater than $115,000. The Deferred Compensation Plan allows participants to defer compensation into various investment vehicles, the performance of which determines the return on compensation deferred under the plan. Potential investment choices include a fixed rate option, a choice that tracks the performance of the Company’s Common Stock, and other equity indices. Earnings on compensation deferred by the executive officers do not exceed the returns on the relevant investments earned by other non-executive officer employees deferring compensation into the applicable investment vehicles.

The Company reimburses designated executive officers for the cost of certain tax, legal and financial planning services they obtain from third parties provided that such costs are within the limits established by the Company. The 2013 annual limit on these costs for the Chief Executive Officer was $25,000, for the Chief Operating Officer was $7,500, and for the Chief Financial Officer was $5,000. In 2013 Mr. Goldner’s reimbursement exceeded the above limit due to reimbursement of certain costs associated with the negotiation of his amended and restated employment agreement, which was approved by the Compensation Committee. The cost to the Company for this reimbursement to the Named Executive Officers is included in the “All Other Compensation” column of the Summary Compensation Table.

Market Compensation Checks

In designing the fiscal 2013 executive compensation program, the Committee and the Company also reviewed certain market studies as a market check for the proposed executive officer: (i) base salaries, (ii) total target cash compensation (comprised of base salaries and target management incentive awards together) and (iii) total target direct compensation (comprised of base salaries, target management incentive awards and target equity awards, combined). Such market information is one element reviewed by the Committee, but the Committee does not simply set compensation levels at a certain benchmark level or within a certain benchmark range with respect to other companies. The Committee and its advisors consider the appropriate structure and levels of the compensation packages for the executive officers and use market check data only as one element of evaluating the reasonableness of those proposed packages.

For purposes of establishing a market check for base salaries, total target cash compensation and total target direct compensation for the Named Executive Officers, other than Mr. Goldner, in 2013 the Company and the Committee reviewed the 2012 US Mercer Benchmark Database — Executive, as well as Towers Watson’s 2012 Executive Compensation Databank. Both the Mercer and Towers Watson surveys are employed by the Company as a market check against other companies of similar size, in terms of their consolidated net revenues. Within these surveys the Committee and the Company focused on companies in the general industry category. The total sample of companies in the general industry category in each data set is then size adjusted to indicate pay levels for a company with approximately the level of annual revenues of Hasbro. There are hundreds of companies included in the Mercer and Towers Watson data sets. Appendix C to this Proxy Statement contains a listing of all of the companies included in the 2012 US Mercer Benchmark Database — Executive, and Appendix D contains a listing of all of the companies included in the Towers Watson 2012 Executive Compensation Databank.

For Mr. Goldner, the Committee conducted a pay for performance comparison in 2013. The Company’s core peer group, which was used in connection with this pay for performance comparison was updated in October 2013 as described on page 36 of this Proxy Statement. The updated peer group includes the following companies:

Viacom, Inc.	Jarden Corporation	Mattel, Inc.

The Clorox Company	Discovery Communications, Inc.	Electronic Arts Inc.

Activision Blizzard, Inc.	Spectrum Brands Holdings, Inc.	PVH Corp.

Energizer Holdings, Inc.	Lions Gate Entertainment Corp.	Hanesbrands Inc.

Newell Rubbermaid Inc	Brunswick Corporation	Polaris Industries Inc.

Tiffany & Co.	Church & Dwight Co., Inc.

The Committee reviews the market data as part of assessing the appropriateness and reasonableness of the compensation levels and mix of compensation elements to ensure that the compensation program:

•	is appropriate and effective in furthering the goals of the Company;

•	provides adequate retention incentive for top performing executives;

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•	aligns pay with performance; and

•

fairly rewards executives for their performance and contribution to the achievement of the Company’s goals, rather than in having compensation packages align to a certain range of market data of the Company’s peers.

When reviewing the pay and performance comparison specific to Mr. Goldner, the Committee evaluates how Hasbro has performed as compared to the peer companies along multiple metrics, including both one-year and three-year earnings per share, and one-year and three-year total shareholder return (defined as stock price appreciation plus dividends, assuming reinvestment of dividends). The Committee uses this to help evaluate whether the Company is maintaining the appropriate link between relative performance of the Company, compared to other companies, and realized compensation for the Company’s Chief Executive Officer, as compared to Chief Executive Officers at such other companies.

According to market data reviewed by the Company the total target direct compensation (target management incentive award opportunities, base salary and target equity award value) for the Named Executive Officers for 2013, generally ranged between the 50th and the 75th percentiles of total target direct compensation at companies in the market surveys reviewed by the Company and the Committee, as such market data was adjusted primarily to reflect the Company’s revenue size.

Risk Assessment

As part of structuring the Company’s executive compensation programs, the Committee (A) evaluates the connection between such programs and the risk-taking incentives they engender, to ensure that the Company is incenting its executives to take an appropriate level of business risk, but not excessive risk, and (B) considers any changes in the Company’s risk profile and whether those changes should impact the compensation structure. To achieve this appropriate level of risk taking, and avoid excessive risk, the Committee structures the compensation program to (i) link the performance objectives under all incentive-based compensation to the strategic and operating plans of the Company which are approved by the full Board of Directors, with the Board ensuring that the goals set forth in such plans require significant performance to achieve, but are not so out of reach that they require excessively aggressive behavior to be met, (ii) provide for a balance of shorter-term objectives or exercise periods (such as the annual cash incentive plan objectives) and longer-term objectives or exercise periods (such as the three-year performance period under the contingent stock performance awards and seven-year option terms) to mitigate the risk that short-term performance would be driven at the expense of longer-term performance and shareholder value creation, and (iii) include stock ownership guidelines which require executives to maintain significant equity ownership during their entire career with the Company, thus linking personal financial results for the executives with the investment performance experienced by the Company’s shareholders. In addition to the analysis performed by the Committee, the Committee also had Compensation Advisory Partners LLC (CAP) perform a risk assessment of the Company’s executive compensation programs for 2013 and advise on the appropriateness of the levels of risk presented by those programs and the effectiveness of their design to mitigate risk. As a result of its analysis and the work performed by CAP, the Committee believes the Company’s compensation programs promote appropriate, but not excessive, risk taking and are designed to best further the interests of the Company while mitigating risk.

46	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid by the Company for services rendered during fiscal 2013, fiscal 2012 and fiscal 2011 by any person serving as the Company’s Chief Executive Officer during any part of fiscal 2013, by any person serving as the Company’s Chief Financial Officer during any part of fiscal 2013, and by the three other most highly compensated executive officers of the Company in fiscal 2013 (to the extent that such person was an executive officer during the year in question).

Summary Compensation Table

Name and Principal Position	Year	Salary(a)	Bonus	Stock Awards(b)	Option Awards(b)	Non-Equity Incentive Plan Compensation (a)(c)	Change in Pension Value and NQDC Earnings(d)	All Other Compensation (e)	Total
Brian Goldner(f)	2013	$1,248,077	$ 0	$21,562,343	$2,421,045	$1,800,000	$61,934	$347,327	$27,440,726
President and Chief	2012	1,200,000	0	3,350,509	2,640,821	2,000,000	174,041	318,914	9,684,285
Executive Officer	2011	1,200,000	0	2,233,459	2,134,709	1,500,000	95,144	389,270	7,552,582
David D.R. Hargreaves(g)	2013	800,000	0	0	0	1,250,000	27,991	113,426	2,191,417
Executive Vice President and	2012	800,000	0	893,474	704,220	1,000,000	1,207,529	98,000	4,703,223
Chief Strategy Officer	2011	800,000	0	744,486	711,570	750,000	1,547,459	147,100	4,700,615
Deborah Thomas(h)	2013	527,981	0	878,910	195,359	400,000	8,193	77,193	2,087,636
Executive Vice President and	2012	515,000	0	542,025	420,550	320,000	64,486	77,450	1,939,511
Chief Financial Officer	2011	511,154	0	519,161	385,077	245,000	26,705	82,115	1,769,212
Duncan Billing(i)	2013	499,423	0	955,901	234,104	400,000	13,886	70,148	2,173,462
Executive Vice President and	2012	485,000	0	542,025	420,550	280,000	204,934	89,400	2,021,909
Chief Development Officer	2011	485,000	0	566,693	375,445	260,000	92,431	98,400	1,877,969
John Frascotti(j)	2013	499,423	0	955,901	234,104	400,000	5,514	70,148	2,165,090
Executive Vice President and	2012	485,000	0	542,025	420,550	280,000	1,328	67,050	1,795,953
Chief Marketing Officer	2011	485,000	0	566,693	375,445	260,000	966	73,800	1,761,904
(a)	Includes amounts deferred pursuant to the Company’s 401(k) Plan and Non-qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).

(b)	Reflects the grant date fair value for stock and option awards to the Named Executive Officers. Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29, 2013, for a detailed discussion of assumptions used in valuing options and stock awards generally, and see footnote (f) to the following Grants of Plan-Based Awards table for a discussion of certain assumptions used in valuing equity awards made to the Named Executive Officers.

In each of the years shown, these executives were granted non-qualified stock options and contingent stock performance awards. Each of Ms. Thomas, Mr. Billing and Mr. Frascotti were granted restricted stock units in 2011 and 2013. Mr. Goldner was granted restricted stock units in 2013.

The grant date fair values included in the table for the contingent stock performance awards, and for Mr. Goldner, the 2013 tranche of his special RSU award, have been calculated based on the probable outcomes under such awards (assumed to be realization of the target values of such awards). If it were assumed that the maximum amount payable under each of the contingent stock performance awards were ultimately paid, which maximum is 200% of the target value (or 400% for Mr. Goldner) for contingent stock performance awards granted in 2013, then the grant date fair values included under the stock award column for each of the Named Executive Officers for performance shares in 2013, would have been as follows: Mr. Goldner $19,690,832, Ms. Thomas $1,226,008, Mr. Billing $1,274,536 and Mr. Frascotti $1,274,536. This is in addition to the grant date value of restricted stock units. In addition, for Mr. Goldner, if it were assumed that the maximum amount payable under his special RSU award was ultimately paid, which maximum is 100% of the units granted in 2013, then the grant date fair value included would have been the same as the target amount, or $16,639,635.

(c)	For Messrs. Goldner, Hargreaves, Billing and Frascotti, these amounts consist entirely of the management incentive awards earned by such executives under the Company’s 2009 Senior Management Annual Performance Plan for the applicable year. For Ms. Thomas these amounts consist entirely of the management incentive awards earned by her under the Company’s Performance Rewards Plan for the applicable year.

(d)	The amounts reflected in this table primarily consist of the change in pension value during fiscal 2013, fiscal 2012 and fiscal 2011 for each Named Executive Officer.

The amounts reflected in this table also include the following amounts which were earned on balances under the Supplemental Plan and are considered above market, as the Company paid interest on account balances at a rate of 5.20%, when 120% of the applicable long-term rate was 2.78%:

2013
Brian Goldner	$61,934
David Hargreaves	$27,991
Deborah Thomas	$8,193
Duncan Billing	$13,886
John Frascotti	$5,514

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	47

Does not include the following aggregate amounts, in fiscal 2013, fiscal 2012 and fiscal 2011 respectively, which were earned by the executives on the balance of (i) compensation previously deferred by them under the Deferred Compensation Plan and (ii) amounts previously contributed by the Company to the executive’s account under the Supplemental Plan (401(k)):

	2013	2012	2011
Brian Goldner	$323,543	$182,034	$97,396
David Hargreaves	$1,163,752	$523,943	$38,357
Deborah Thomas	$67,877	$46,110	$13,277
Duncan Billing	$107,730	$60,826	$4,202
John Frascotti	$17,878	$11,942	$5,702

Earnings on compensation previously deferred by the executive officers and on the Company’s prior contributions to the Supplemental Plan do not exceed the market returns on the relevant investments which are earned by other participants selecting the same investment options.

For fiscal 2013, all of the Named Executive Officers experienced a decrease in the present value of their pension benefits as compared to 2012. This was due to the increase in market interest rates used to calculate the present value of their benefits. The negative change in their pension benefits is not included in the table.

(e)	Includes the following amounts, for fiscal 2013, fiscal 2012 and fiscal 2011 respectively, paid by the Company for each Named Executive Officer in connection with a program whereby certain financial planning, legal and tax preparation services provided to the individual are paid for by the Company:

	2013	2012	2011
Brian Goldner	$50,000	$38,914	$4,270
David Hargreaves	$5,426	$5,000	$3,100
Deborah Thomas	$875	$1,450	$0
Duncan Billing	$0	$0	$0
John Frascotti	$0	$0	$0

Includes the Company’s matching contribution to each individual’s savings account, the annual company contribution, as well as the annual transition contribution, if applicable, for each individual under the 401(k) Plan and the Supplemental Plan, such amounts as follows:

	2013	2012	2011
Brian Goldner	$292,327	$275,000	$380,000
David Hargreaves	$108,000	$93,000	$144,000
Deborah Thomas	$76,318	$76,000	$82,115
Duncan Billing	$70,148	$89,400	$98,400
John Frascotti	$70,148	$67,050	$73,800

These amounts are in part contributed to the individual’s account in the 401(k) Plan and, to the extent in excess of certain Code maximums, deemed allocated to the individual’s account in the Supplemental Plan (401(k)).

Includes $5,000 matching charitable contribution made in the name of Mr. Goldner for the applicable year.

(f)	Mr. Goldner became President and Chief Executive Officer of the Company on May 22, 2008. Prior thereto, Mr. Goldner served as Chief Operating Officer of the Company.

(g)	Mr. Hargreaves became Executive Vice President and Chief Strategy Officer on February 6, 2013. Prior thereto, Mr. Hargreaves served as Chief Operating Officer of the Company since May 22, 2008. Mr. Hargreaves also served as Chief Financial Officer of the Company until May of 2009. Prior to becoming Chief Operating Officer, Mr. Hargreaves served as Executive Vice President, Finance and Global Operations, and Chief Financial Officer.

(h)	Ms. Thomas became Executive Vice President and Chief Financial Officer in March 2013. Prior thereto Ms. Thomas served as Senior Vice President and Chief Financial Officer since May 2009. Prior thereto Ms. Thomas was Senior Vice President and Head of Corporate Finance.

(i)	Mr. Billing became Executive Vice President and Chief Development Officer in March 2013. Prior thereto Mr. Billing served as Global Chief Development Officer since 2008.

(j)	Mr. Frascotti became Executive Vice President and Chief Marketing Officer in March 2013. Prior thereto Mr. Frascotti served as Global Chief Marketing Officer since 2008.

* * *

48	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

The following table sets forth certain information regarding grants of plan-based awards for fiscal 2013 to the Named Executive Officers.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares	All Other Option Awards: Number of Shares Underlying Options	Exercise Price of Option Awards	Closing Market Price on the Date of Grant	Grant Date Fair Value of Stock and Option Awards(f)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Brian Goldner	2/4/2013(a)			$3,744,231
	4/24/2013(b)				35,253	70,506	282,024					$4,922,708
	4/24/2013(c)				0	467,976	467,976					16,639,635
	4/24/2013(d)								317,306	$47.21	$47.28	2,421,045
David Hargreaves	2/4/2013(a)			2,400,000
Deborah Thomas	2/4/2013(a)	$221,752	369,587	1,108,760
	4/24/2013(b)				6,493	12,986	25,972					613,004
	4/24/2013(e)							5,633				265,906
	4/24/2013(d)								25,604	47.21	47.28	195,359
Duncan Billing	2/4/2013(a)			1,498,269
	4/24/2013(b)				6,750	13,500	27,000					637,268
	4/24/2013(e)							6,750				318,634
	4/24/2013(d)								30,682	47.21	47.28	234,104
John Frascotti	2/4/2013(a)			1,498,269
	4/24/2013(b)				6,750	13,500	27,000					637,268
	4/24/2013(e)							6,750				318,634
	4/24/2013(d)								30,682	47.21	47.28	234,104
(a)	For Mr. Goldner, Mr. Hargreaves, Mr. Billing and Mr. Frascotti these management incentive awards were made pursuant to the Company’s 2009 Senior Management Annual Performance Plan. For Ms. Thomas these management incentive plan awards were made pursuant to the Company’s 2014 Performance Rewards Plan.

(b)	All of these contingent stock performance awards were granted pursuant to the Company’s Restated 2003 Stock Incentive Performance Plan (the “2003 Plan”). These awards provide the recipients with the ability to earn shares of the Company’s Common Stock based on the Company’s achievement of stated cumulative diluted earnings per share (“EPS”) and cumulative net revenue (“Revenues”) targets over a three-year period beginning January 2013 and ending December 2015 (the “Performance Period”). Each Stock Performance Award has a target number of shares of Common Stock associated with such award which may be earned by the recipient if the Company achieves the stated EPS and Revenues targets set for the Performance Period. For Mr. Goldner, in addition to the EPS and Revenues metrics, the award may be adjusted at the time of vesting depending on the Company’s total shareholder return as compared to Standard & Poor’s 500 Index for the Performance Period. The additional adjustment will vary from 75% to 200%. The grant date value of $69.8197 for Mr. Goldner’s award reflects this additional potential adjustment. Awards may be eligible for accelerated vesting in connection with a change in control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control — Effect of a Change in Control.”

(c)	These restricted share units were granted pursuant to the 2003 Plan. The award provides Mr. Goldner with the ability to earn shares of the Company’s common stock based on the Company’s achievement of four stated stock price hurdles and, subject to limited termination scenarios described beginning on page 58 of this Proxy Statement, continued employment through December 31, 2017. At the completion of the service period, he will receive one quarter of the award for each stock price hurdle achieved after April 24, 2013. The four stock price hurdles are $45, $52, $56 and $60 which must be met for a period of at least thirty consecutive trading days using the average closing price over such period. The Company used a Monte Carlo simulation valuation model to determine the fair value of the award, resulting in an average grant date fair value for this award of $35.5566. Awards may be eligible for accelerated vesting in connection with a change in control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(d)	All of these options were granted pursuant to the 2003 Plan. These options are non-qualified, were granted with an exercise price equal to the average of the high and low sales prices of the Company’s common stock on the date of grant, and vest in equal annual installments over the first three anniversaries of the date of grant. Awards may be eligible for accelerated vesting in connection with a change in control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control — Effect of a Change in Control.”

(e)	All of these restricted share units were granted pursuant to the 2003 Plan. These units cliff vest on the third anniversary of the date of grant. Awards may be eligible for accelerated vesting in connection with a change-in-control or certain termination scenarios, as described more fully below under “Potential Payments Upon Termination or Change in Control; Employment Agreements”.

(f)	The Grant Date Fair Values for options for the Named Executive Officers were determined using the standard application of the Black-Scholes option pricing methodology using the following weighted average assumptions: volatility 26.85%, dividend yield 3.39% and a risk free interest rate of 0.70% based on the options being outstanding for approximately five years. The Grant Date Fair Values do not take into account risk factors such as non-transferability and limits on exercisability. In assessing the Grant Date Fair Values indicated in the above table, it should be kept in mind that no matter what theoretical value is placed on an option on the date of grant, the ultimate value of the option is dependent on the market value of the Common Stock at a future date, and the extent if any, by which such market value exceeds the exercise price on the date of exercise. The grant date fair values for the contingent stock performance awards were based on the average of the high and low trading prices on the date of grant of these awards, which was $47.21 per share on April 24, 2013.

Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29,2013, for a detailed discussion of the assumptions used in valuing these options and stock awards.

* * *

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	49

The following table sets forth information for equity awards held by the named individuals as of the end of the Company’s 2013 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

							Stock Awards
	Option Awards						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(l)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Brian Goldner
										0(d)	$ 0
										0(e)	0
										70,506(f)	3,835,526
										467,976(g)	25,457,894
	164,609	—		—	$27.0950	2/12/2015
	312,094	—		—	$31.625	2/3/2017
	412,200	274,800	(h)	—	$38.395	3/25/2017
	56,100	37,400	(h)	—	$41.14	6/30/2017
	137,104	68,552	(i)	—	$45.66	2/8/2018
	136,055	272,109	(j)	—	$36.135	2/7/2019
	—	317,306	(k)	—	$47.21	4/23/2020
David Hargreaves
										0(d)	$ 0
										0(e)	0
	45,701	22,851	(i)	—	$45.66	2/8/2018
	36,282	72,562	(j)	—	$36.135	2/7/2019
Deborah Thomas
										0(d)	$ 0
										0(e)	0
										12,986(f)	706,438
							7,500	(a)	$408,000
							4,000	(b)	$217,600
							5,633	(c)	$306,435
	34,791	—		—	$22.73	5/20/2016
	24,732	12,366	(i)	—	$45.66	2/8/2018
	21,667	43,333	(j)	—	$36.135	2/7/2019
	—	25,604	(k)		$47.21	4/23/2020
Duncan Billing
										0(d)	$ 0
										0(e)	0
										13,500(f)	734,400
							7,500	(a)	$408,000
							4,000	(b)	$217,600
							6,750	(c)	$367,200
	24,113	12,057	(i)	—	$45.66	2/8/2018
	—	43,333	(j)	—	$36.135	2/7/2019
	—	30,682	(k)	—	$47.21	4/23/2020
John Frascotti
										0(d)	$ 0
										0(e)	0
										13,500(f)	734,400
							7,500	(a)	$408,000
							4,000	(b)	$217,600
							6,750	(c)	$367,200
	21,124	—		—	$22.73	5/20/2016
	31,602	—		—	$31.625	2/3/2017
	24,113	12,057	(i)	—	$45.66	2/8/2018
	21,667	43,333	(j)	—	$36.135	2/7/2019
	—	30,682	(k)	—	$47.21	4/23/2020
(a)	Comprised of restricted stock units granted on July 29, 2010 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

50	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

(b)	Comprised of restricted stock units granted on July 28, 2011 which cliff vest on the five-year anniversary of the date of grant, provided the recipient continued employment with the Company through that date.

(c)	Comprised of restricted stock units granted on April 24, 2013 which cliff vest on the three-year anniversary of the date of grant provided the recipient continued employment with the Company through that date.

(d)	These contingent stock performance awards granted in February 2011, are reflected at 0 shares. In February 2014 the Compensation Committee certified the Company’s financial results under these awards and no shares were earned under such awards.

(e)	These contingent stock performance awards granted in February 2012, are reflected at 0 even though the performance period will not end until December 2014. Given the Company’s underperformance against certain of its performance targets under these awards in 2012 and 2013, the Company views it as unlikely that an shares will be earned under such awards in February 2015.

(f)	These contingent stock performance awards granted in April 2013, are reflected at the target number of shares for such awards, even though the performance period will not end until December 2015 and there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(g)	These restricted share units granted in April 2013, are reflected at the target number of shares, even though the performance period will not end until December 2017 and vesting is contingent on meeting four stock price hurdles; therefore, there is no assurance that the target amounts, or even the threshold amounts, will be earned under these awards.

(h)	One half of these options will vest on each March 26, 2014 and December 31, 2014, subject to the optionee’s continued employment with the Company through those dates.

(i)	These options will vest on February 9, 2014, subject to the optionee’s continued employment with the Company through this date.

(j)	One half of these options will vest on each of February 8, 2014 and February 8, 2015, subject to the optionee’s continued employment with the Company through those dates.

(k)	One third of these options will vest on each April 24, 2014, April 24, 2015 and April 25, 2016, subject to the optionee’s continued employment with the company through those dates.

(l)	Other than contingent stock performance awards granted in February 2011 and February 2012, these amounts were computed by multiplying the number of shares by the closing share price of $54.40 on December 27, 2013, the last trading day of the Company’s 2013 fiscal year.

* * *

The following table sets forth information concerning aggregate option exercises, vesting of restricted stock and stock earned pursuant to contingent stock performance awards during the 2013 fiscal year for the Named Executive Officers.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)
			Shares Acquired on Vesting (#)	Value Realized On Vesting ($)
Brian Goldner	776,908	$17,704,929	0	$0
David Hargreaves	556,901	$13,368,464	0	$0
Deborah Thomas	77,191	$1,403,817	0	$0
Duncan Billing	68,969	$1,102,089	0	$0
John Frascotti	57,946	$1,245,999	0	$0

***

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	51

The following table sets forth information regarding each of the Named Executive Officers’ years of credited service and accrued pension benefits with the Company under plans providing specified retirement payments and benefits, including tax-qualified defined benefit plans and supplemental executive retirement plans, but excluding tax-qualified defined contribution plans and non-qualified defined contribution plans. Information is provided as of the plans’ measurement dates used for financial reporting purposes for the Company’s 2013 fiscal year.

Pension Benefits

Name	Plan Name	Number of Years of Credited Service	Present Value of Accrued Benefit Payable at Normal Retirement ($)(a)	Payments During The Last Fiscal Year($)
Brian Goldner	Pension Plan	8.0	$ 138,348	$ 0
	Supplemental Plan	8.0	$1,067,476	$ 0
David Hargreaves	Pension Plan	15.0	$ 432,058	$ 0
	Supplemental Plan	15.0	$1,458,893	$ 0
	Retirement Agreement	31.0	$6,418,086	$ 0
Deborah Thomas	Pension Plan	9.0	$ 146,070	$ 0
	Supplemental Plan	9.0	$ 82,591	$ 0
Duncan Billing	Pension Plan	16.0	$ 338,377	$ 0
	Supplemental Plan	16.0	$ 564,511	$ 0
John Frascotti(b)	Pension Plan	N/A	N/A	N/A
(a)	The “Present Value of Accrued Benefit” is the lump-sum value as of December 29, 2013 of the annual pension benefit earned as of December 29, 2013 payable under a plan for the executive’s life beginning on the date in which the Named Executive Officer may commence an unreduced pension under the respective plan, reflecting credited service and five-year average compensation as of the plan freeze date of December 31, 2007 for the Pension and Supplemental Plans, and current statutory benefit and pay limits as applicable. Certain assumptions were used to determine the lump-sum values and are outlined below. These assumptions are consistent with those used for financial statement purposes, except that the Named Executive Officer is assumed to continue to be employed until the assumed retirement age (i.e., there will be no assumed termination for any reason, including death or disability). The assumptions are as follows: (i) measurement date is December 29, 2013, (ii) it is assumed that 65% of participants will elect a lump sum payment and 35% will elect an annuity under the Pension Plan and the Supplemental Plan, and that Mr. Hargreaves will elect an annuity for any benefits provided under the Retirement Agreement, (iii) the discount rate is assumed to be 5.03% for the Pension Plan, 4.81% for the Supplemental Plan and 4.82% for the Retirement Agreement, (iv) the lump sum interest rate is assumed to be 5.03% for the Pension Plan and the Supplemental Plan, (v) for mortality (post-commencement) the RP-2000 mortality tables projected to the year 2029 using the Scale AA are used with separate rates for males and females for benefits paid as annuities and the IRS table promulgated in Revenue Ruling 2007-67 for benefits paid as lump sums, (vi) the earliest unreduced retirement age is age 65 for the plans prior to the January 1, 2000 amendment, and age 55 for the plans following such amendment and (vii) all values are estimates only; actual benefits will be based on data, pay and service at the time of retirement. Mr. Hargreaves is currently eligible for an unreduced retirement benefit.

(b)	The Pension Plan was frozen prior to Mr. Frascotti joining the Company.

Description of Pension Plans

The Company sponsors the Hasbro, Inc. Pension Plan (the “Pension Plan”) and the Supplemental Benefit Plan (the “Supplemental Plan”) for substantially all of its U.S. employees. The Pension Plan provides funded, tax-qualified benefits subject to the limits on compensation and benefits applicable under the Internal Revenue Code. Except for John Frascotti, who joined the Company on January 21, 2008, after the Pension Plan benefits had been frozen, all of the Named Executive Officers participate in the Pension and Supplemental Plans. As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). As is discussed in the “Executive Benefits” section of the Compensation Discussion and Analysis, the Company entered into a Retirement Agreement with Mr. Hargreaves. The Retirement Agreement effectively replaces the benefit accrued under the Expatriate Plan while providing for continued pension accruals until Mr. Hargreaves’ retirement. The U.K. Plan was closed in 1994 and the accrued benefits under the U.K. Plan were transferred to Legal and General. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to an annuity benefit from Legal and General relating back to the closed U.K. Plan. The Pension Plan, Supplemental Plan, Post-Employment Agreement, former U.K. Plan annuity benefit and Retirement Agreement are described in more detail below.

The Company does not have a policy of granting any additional years of benefit service beyond the definition of benefit service within the plans identified above. A year of benefit service is earned for each year in which an employee completes at least 1,000 hours of service for the Company.

Benefits earned under the Pension Plan, the Supplemental Plan (Pension) and the Expatriate Plan were frozen effective December 31, 2007. Effective January 1, 2008, the Company amended its 401(k) Plan to include an additional annual Company contribution targeted at 3% of an employee’s base salary and bonus, which is in addition to the pre-existing Company matching formula. In addition, for eligible employees meeting certain age and service requirements, there will be an additional annual transition contribution ranging from

52	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

1% to 9% of the employees’ base salary and bonus during the years 2008 through 2012. Annual contributions in excess of IRS limits are provided on a nonqualified plan basis in the Supplemental Plan (401(k)). Mr. Hargreaves waived his right to participate in either of these new 401(k) Plan features.

Pension Plan

Effective January 1, 2000, the Company amended the Pension Plan as part of an overall redesign of its retirement programs. The January 1, 2000 amendments to the Pension Plan implemented a number of changes. Among the significant changes, the amendments to the Pension Plan provided for a lump sum benefit or an annual benefit, both determined primarily on the basis of average compensation and actual years of service (previously years of service in excess of 30 years were excluded). Another aspect of the amendments made the benefits under the Pension Plan portable after five years of service with the Company.

Until January 1, 2007, employees working for the Company at the time of the January 1, 2000 amendments received the greater of the benefit provided by the unamended plan and the benefit provided by the amended plan. For such employees retiring on or after January 1, 2007, to compute their benefits the Company determines what the employee’s benefits would have been under the Pension Plan, prior to the amendment, as of December 31, 2006. If the benefits under the Pension Plan, prior to the amendment, are higher than the benefits provided for such employee under the Pension Plan following the amendment, the employee’s pension benefits are computed by adding the benefits accrued under the unamended plan, as of December 31, 2006, to the benefits accrued under the plan, as amended, for periods of service after January 1, 2007. For employees joining the Company after January 1, 2000, benefits will only be computed with respect to the Pension Plan as amended. Mr. Goldner was hired after January 1, 2000 and, therefore, is covered only by the amended Pension Plan.

Prior to the January 1, 2000 amendment the annual annuity under the Pension Plan was computed as follows: (I) (A) 50% of the person’s five-year average compensation was reduced by (B) X% of the lesser of (i) the person’s three-year average compensation and (ii) the person’s social security covered compensation, and (II) the resulting amount was then multiplied by the ratio of years of benefit service (not to exceed 30) over 30. For purposes of computing benefits in this formula X equals: (i) 22.5 if the social security retirement age is 65, (ii) 21.0 if the social security retirement age is 66 and (iii) 19.5 if the social security retirement age is 67.

If benefits commenced prior to age 65, (A) and (B) above were adjusted separately for early commencement as follows: (A) is reduced by 4% per year until age 50 and on an actuarially equivalent basis thereafter and (B) is reduced 5/9th of 1% for the first 60 months commencement precedes social security retirement age and 5/18th of 1% for the next 60 months. Thereafter, (B) is reduced on a actuarially equivalent basis. In all cases, X above equals 22.5% for early commencement of benefits.

Following the January 1, 2000 amendment annual annuity benefits under the Pension Plan are computed as follows: (I) (A) 2/3 of 1% of the person’s five-year average compensation is added to (B) 1/3 of 1% of the person’s five-year average compensation in excess of the social security taxable wage base and the resulting amount is multiplied by (II) the person’s years of benefit service. Under the amended plan, benefits commencing prior to age 55 are reduced 1/4th of 1% for each month commencement precedes age 55, with a maximum reduction of 75%.

For purposes of the computations set forth above under the Pension Plan, “five-year average compensation” equals the highest consecutive five years of compensation during the last ten years, while “three-year average compensation” equals the three most recent years during the same five-year period. Compensation includes salary, non-equity incentive plan payments and any additional cash bonus (in the year paid) as well as tax-qualified elective deferrals and excludes equity based compensation, sign-on or retention bonuses and other forms of non-cash compensation that may be taxable to the executive. Compensation is subject to the maximum limits imposed under the Code (which were $225,000 for 2007, the last year that compensation was considered under the plan).

Participants may elect to receive benefits as a lump sum payment or one of the annuity forms of payment available under the Pension Plan. Because the plan provides for a lump sum payment, benefits may commence at any age after termination, once vested (generally after five years of benefit service). For early commencement, the comparison of benefits under the amended and unamended formulae is determined based on the reduced benefit under each formula at the commencement age.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

Supplemental Plan (Pension)

The Supplemental Plan provides benefits determined under the same benefit formula as the Pension Plan, but without regard to the compensation and benefit limits imposed by the Code. For determination of Supplemental Plan benefits, compensation deferred into the Non-qualified Deferred Compensation Plan is included in the year of deferral. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan. The Supplemental Plan benefits are not tax-qualified and are unfunded.

As is noted in the description of Pension Plans set forth above, the benefits under this plan were frozen effective December 31, 2007.

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U.K. Employee Benefits Plan

As a result of his service while in the U.K., Mr. Hargreaves accrued a benefit under the Company’s former U.K. Employee Benefits Plan (the “U.K. Plan”) and the Hasbro International Expatriate Pension Plan (the “Expatriate Plan”). The U.K. Plan was closed in 1994 and an annuity was purchased from Legal and General to provide the accrued benefits under the U.K. Plan. The Company no longer has any obligation to pay those benefits. Mr. Hargreaves is, however, entitled to the annuity benefit from Legal and General relating back to the closed U.K. Plan. The annual single straight-life annuity benefit earned by Mr. Hargreaves under the U.K. Plan as of the date his participation in the U.K. Plan ceased was 9,617 British pounds. This annuity amount is adjusted each year for inflation.

Retirement Agreement With Mr. Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves age and service, benefits under this plan are payable on an unreduced basis.

The following table provides information with respect to fiscal 2013 for each of the Named Executive Officers regarding defined contribution plans and other plans which provide for the deferral of compensation on a basis that is not tax-qualified.

Non-qualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(a)	Registrant Contributions in Last Fiscal Year ($)(a)	Aggregate Earnings in Last Fiscal Year ($)(b)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(c)
Brian Goldner	Nonqualified Deferred Compensation Plan	$67,715	$ —	$ 193,910	$—	$ 879,904
	Supplemental Savings Plan	—	269,377	129,633	—	2,881,720
David Hargreaves	Nonqualified Deferred Compensation Plan	—	—	1,105,164	—	4,547,821
	Supplemental Savings Plan	—	92,700	58,588	—	1,267,038
Deborah Thomas	Nonqualified Deferred Compensation Plan	—	—	50,730	—	405,222
	Supplemental Savings Plan	—	53,368	17,147	—	402,500
Duncan Billing	Nonqualified Deferred Compensation Plan	—	—	78,665	—	321,910
	Supplemental Savings Plan	—	47,198	29,065	—	633,780
John Frascotti	Nonqualified Deferred Compensation Plan	—	—	6,337	—	130,659
	Supplemental Savings Plan	—	47,198	11,541	—	284,159
(a)	Both the executive and registrant contributions above are also disclosed in the preceding Summary Compensation Table as either salary, non-equity incentive plan compensation or under all other compensation, as applicable. Registrant contributions earned during 2013 and credited to the account during 2013 as well as executive contributions on amounts earned during 2013 but paid in 2014 are included in the table above.

(b)	The aggregate earnings in the last fiscal year include earnings on amounts deferred by the individual in years prior to fiscal 2013.

(c)	Includes registrant and executive contributions on amounts earned during 2013 but credited during 2014. In addition to the amounts contributed for 2013, the amounts below were reported as compensation in prior Summary Compensation Tables (Mr. Goldner has had his compensation for fiscal 2000 forward reported as named executive officers in the Company’s previous Proxy Statements, Ms. Thomas had her compensation for fiscal 2009 forward reported as a Named Executive Officer, and Mr. Billing and Mr. Frascotti have had their compensation for fiscal 2008 forward reported in the Company’s Proxy Statements).

Brian Goldner	$2,925,643
David Hargreaves	$2,902,889
Deborah Thomas	$209,678
Duncan Billing	$336,776
John Frascotti	$329,768

54	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

Amounts included in the “Non-qualified Deferred Compensation” table above consist of executive deferrals and registrant contributions under the Supplemental Plan and the Non-qualified Deferred Compensation Plan, each of which are described below.

Supplemental Plan (401(k))

Each of the Named Executive Officers participated in the Supplemental Plan. All registrant contributions reflected in the preceding table were allocated to the Supplemental Plan. Elective deferrals are not permitted under the Supplemental Plan. Account balances received interest at the rate of 5.20% per year for 2013. This rate reflects the 2013 return, less an allowance for certain expenses, paid by the insurance companies providing this corporate owned life insurance product to Hasbro. Matching contributions are fully vested at all times while the annual Company and transition contributions are subject to a 3-year vesting requirement, however remaining benefits are subject to forfeiture for violations of non-competition or confidentiality obligations or for termination due to certain criminal acts involving Company property. Benefits under the Supplemental Plan are payable as a lump sum upon termination of employment (including retirement and death), subject to a six-month waiting period under Code Section 409A, as applicable.

As is noted in the description of Pension Plans set forth in the preceding pages, effective January 1, 2008, this plan was expanded to include new program employer contributions in excess of IRS limits.

Non-qualified Deferred Compensation Plan

The Company’s Non-qualified Deferred Compensation Program is available to all of the Company’s employees who are in band 40 (director level) or above and whose compensation is equal to or greater than $115,000 for 2013, including the Named Executive Officers. Participants may defer up to 75% of their base salary and 85% of the awards they are paid under the Company’s non-equity incentive plans. Participant account balances are credited with earnings based on the participant’s selection from the list of investments below. The fixed rate option was added to the plan effective July 21, 2009. The allocation of investments may be changed as often as daily, with the exception of the Hasbro Stock Fund and the fixed rate option. Selection of the Company Stock Fund and the fixed rate option is made once per year and becomes effective the following January.

Rates of return earned (lost) by the Named Executive Officers are the same as the rates of return earned (lost) by other participants selecting the same investment choices and are set forth in the table below for fiscal 2013. As such, the Company does not consider these rates of return to be “above-market” within the meaning of the rules of the United States Securities and Exchange Commission.

Investment	Rate of Return for 2013
Money Market	0.00%
Intermediate Bond	(2.11)%
Balanced	19.88%
Large Cap Value	29.40%
S&P 500 Index	32.24%
Fixed Rate Option	5.20%

Investment	Rate of Return for 2013
Large Cap Growth	36.20%
Mid-Cap Core Index	34.93%
Small-Cap Growth	46.54%
International Equity	23.26%
Real Return	(9.91)%
Hasbro Stock Fund	Approximates the rate of return on the Company’s common stock

Generally, account balances under the plan may be paid as a lump sum or in installments over a five, ten or fifteen-year period following the termination of employment, except amounts designated as short-term payouts which are payable at a pre-selected date in the future. Account balances may be distributed prior to retirement in the event of a financial hardship, but not in excess of the amount needed to meet the hardship.

Potential Payments Upon Termination or Change in Control; Employment Agreements

The following tables provide information as to the value of incremental payments and other benefits that would have been received by the Named Executive Officers upon a termination of their employment with the Company due to various types of situations, including upon a change in control of the Company, assuming such termination and change in control had taken place on December 27, 2013 (the last business day of the Company’s 2013 fiscal year). The benefits reflect the closing price of the Company’s Common Stock of $54.40 on December 27, 2013, where appropriate, except that in the case of a Change in Control, the benefits reflect a price of $54.55 per share (which was the highest sale price during the sixty days prior to December 29, 2013, as computed in accordance with the Company’s equity compensation plans). Following these tables is a narrative description of the plans and agreements pursuant to which these payments and benefits are payable.

In addition to the benefits detailed in the following tables, the Named Executive Officers are eligible to receive vested benefits under the Company’s pension plans and deferred compensation plans, to the extent applicable, which are quantified in the preceding tables in this Proxy Statement, as well as benefits under stock options held by such executive officers which are vested and exercisable as of the date of their termination. In addition, the Named Executive Officers are eligible to participate in the Company’s post-retirement medical program, which is available to all salaried employees and provides post-retirement life insurance and access to health coverage funded by the retiree at the same rates as an active employee.

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The Named Executive Officers would not receive any incremental payments or other benefits if they voluntarily resigned from the Company or were involuntarily terminated by the Company for cause.

	No Change in Control			Change in Control
Name	Involuntary Termination(a)	Death or Disability	Retirement(b)	No Termination	Involuntary Termination in connection with a change in control(c)
Brian Goldner
Cash Severance	$5,400,000	$0		$0	$6,851,538
FY 2013 Bonus	$1,800,000	$1,800,000		$0	$1,800,000
Pension(d)	$0	$0		$0	$178,898
Other Benefits(e)	$56,040	$0		$0	$75,560
Accelerated Equity(f)	$23,364,948	$30,095,196		$15,619,228	$34,558,401

Total Incremental Benefits	$30,620,988	$31,895,196	n/a	$15,619,228	$43,464,397
David D.R. Hargreaves
Cash Severance	$955,869	$0	$0	$0	$6,234,231
FY 2013 Bonus	$0	$0	$0	$0	$1,000,000
Pension(d)	$0	$0	$0	$0	$886,829
Other Benefits(e)	$35,185	$0	$0	$0	$62,660
Accelerated Equity(f)	$0	$2,419,335	$894,273	$2,888,178	$2,888,178

Total Incremental Benefits	$991,054	$2,419,335	$894,273	$2,888,178	$11,071,898
Deborah Thomas
Cash Severance	$527,981	$0		$0	$1,795,135
FY 2013 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$21,835	$0		$0	$21,835
Accelerated Equity(f)	$0	$2,314,135		$2,353,489	$3,557,086

Total Incremental Benefits	$549,816	$2,314,135	n/a	$2,353,489	$5,374,056
Duncan Billing
Cash Severance	$499,423	$0	$0	$0	$1,698,038
FY 2013 Bonus	$0	$0	$0	$0	$0
Pension(d)	$0	$0	$0	$0	$0
Other Benefits(e)	$31,755	$0	$0	$0	$31,755
Accelerated Equity(f)	$0	$2,371,006	$1,253,547	$2,350,739	$3,680,582

Total Incremental Benefits	$531,178	$2,371,006	$1,253,547	$2,350,739	$5,410,375
John Frascotti
Cash Severance	$499,423	$0		$0	$1,698,038
FY 2013 Bonus	$0	$0		$0	$0
Pension(d)	$0	$0		$0	$0
Other Benefits(e)	$36,468	$0		$0	$36,468
Accelerated Equity(f)	$0	$2,371,006		$2,350,739	$3,680,582

Total Incremental Benefits	$535,891	$2,371,006	n/a	$2,350,739	$5,415,088
(a)	“Involuntary Termination” means termination by the Company without Cause prior to or more than two years following a Change in Control and for Mr. Goldner only, also termination by the executive for Good Reason.

(b)	As of December 29, 2013, Messrs. Hargreaves and Billing qualify for early retirement and accelerated vesting of a portion of their equity awards.

(c)	“Involuntary Termination” means termination by the Company without Cause within 24 months of a Change in Control, and for Mr. Goldner only, also termination by the executive for Good Reason. Mr. Hargreaves may terminate his employment for Good Reason during the 30-day period immediately following the first anniversary of a change in control and receive the same benefits as if terminated by the Company without Cause.

(d)	Represents the additional service credit in connection with a change in control under Messrs. Goldner’s and Hargreaves’ employment and change in control agreements, respectively. In the case of a termination for Cause, non-qualified benefits under the Supplemental Plan (and Messrs. Goldner’s and Hargreaves’ employment or change in control agreements, respectively, as in effect at the end of fiscal 2013), including both pension and deferred compensation, were subject to forfeiture.

(e)	Includes the Company’s cost of continued health and welfare benefits coverage and outplacement services.

(f)	Includes the value of accelerated equity awards pursuant to the terms of the plan, award agreement or individual employment or change in control agreement, as applicable, and summarized below. For awards whose vesting is based on actual performance, the calculations assume a target level of performance is achieved.

56	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

Agreements and Arrangements Providing Post-Employment and Change in Control Benefits

The Company provides post-employment benefits through broad-based programs as well as individual agreements for certain executives. Benefits provided through each of the following programs are summarized below and the value of these benefits in various situations is included in the preceding tables.

•	Hasbro Equity Incentive Plans

•	Hasbro Severance Benefit Plan

•	Change in Control Agreement with David Hargreaves

•	Change in Control Severance Plan for Designated Senior Executives

•	Employment Agreement with Brian Goldner

•	Retirement Agreement with David Hargreaves

Benefits Under Hasbro Equity Incentive Plans

The executive officers of the Company and certain of the Company’s other employees have received outstanding equity awards, in the form of stock options, restricted stock units and/or contingent stock performance awards, under a number of equity incentive plans, including the Company’s 1995 Stock Incentive Performance Plan, 1997 Employee Non-qualified Stock Plan and Restated 2003 Stock Incentive Performance Plan.

Unless modified by the individual employment agreements or equity grant agreements entered into between the Company and an executive officer, all equity awards (including stock options, restricted stock grants, deferred restricted stock units and contingent stock performance awards) under all of the Company’s equity incentive plans are subject to the post-termination provisions which are summarized below, based on the type of termination or the occurrence of a change of control.

Effect of a Change of Control

For option awards granted prior to April 24, 2013, upon a change in control, whether or not an executive officer’s employment is terminated, all of such officer’s options become immediately exercisable and will be canceled in exchange for payment in the amount of the difference between the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control, and the exercise price of such options. This payment will be made in a lump sum in cash or shares of Common Stock, or a combination thereof, in the discretion of the Compensation Committee.

Shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted prior to April 24, 2013 will become immediately vested upon a change in control and settled in a similar manner as stock options, as described above, except that there is no exercise price for restricted stock, restricted stock units or performance shares, so the value received will be the product of the number of shares multiplied by the highest price paid for a share of the Company’s Common Stock in the transaction or series of transactions pursuant to which the Change of Control shall have occurred or, if higher, the highest reported sales price of a share of Common Stock during the sixty-day period immediately preceding the date of the Change of Control.

Option awards, shares of restricted stock, restricted stock units and the target number of shares subject to contingent stock performance awards granted on and after April 24, 2013, will vest upon a change in control only if the executive officer’s employment is terminated by the Company without Cause, or by the executive for Good Reason, each as defined under the Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”) within twenty-four (24) months following a Change of Control, as defined under the 2003 Plan. If an award should vest in accordance with these, terms, they are settled in a similar manner as described above for the respective award, but calculated as of the date of the executive’s termination of employment based on the fair market value of the stock, calculated in accordance with the 2003 Plan, on such date of the termination of employment.

Disability Termination

If an executive officer’s employment with the Company is terminated due to a permanent disability of such officer, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards: (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of such disability, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards remain outstanding for the remainder of the performance period and at the end of the performance period the number of shares which would have been earned under the award is pro-rated based on the portion of the performance period prior to the officer’s termination due to disability and such pro-rated number of shares is paid to the officer.

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Termination due to Death of an Officer

If an executive officer’s employment with the Company terminates due to the officer’s death, then, except to the extent this treatment is modified in an individual officer’s employment agreement, for such officer’s outstanding equity awards (i) all unvested stock option awards immediately vest and become exercisable for a period of one year following the date of death or the appointment of the executor of such officer’s estate, (ii) a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest and (iii) outstanding contingent stock performance awards are paid out based on the pro-rated portion of the performance period completed prior to the officer’s death, with such pro-rated period applied to the target number of shares subject to such awards.

Retirement

Upon retirement of an executive officer, outstanding equity awards are treated in the following manner: (i) if the retirement qualifies as normal retirement, where the officer is 65 or older and has five or more years of service with the Company, all stock option awards vest and become exercisable for a period of one year following retirement and a pro-rata portion, reflecting the portion of the total vesting period which has elapsed, of restricted stock unit awards immediately vest, and (ii) if it qualifies as normal retirement or early retirement, unearned performance share awards remain outstanding for the remainder of the performance period and at the end of the period the number of shares which are actually earned are pro-rated for the portion of the performance period during which the officer was employed and such pro-rated portion is paid to the retired executive.

Other Voluntary or Involuntary Terminations

For all other terminations of employment of an executive officer, either voluntary or involuntary, except to the extent this treatment is modified in an individual officer’s employment agreement or by action of the Compensation Committee, no additional vesting of equity awards occurs as a result of termination but (i) stock options that were currently exercisable prior to termination remain exercisable for a period of from three (in the case of stock options granted with an exercise price equal to fair market value on the date of grant) to six (in the case of stock options granted with an exercise price in excess of the fair market value on the date of grant) months following the date of termination and (ii) all unvested restricted shares and stock units, and unearned contingent stock performance awards, are forfeited.

Hasbro Severance Benefit Plan

The Company’s Severance Benefits Plan provides for a basic level of severance benefits and a more substantial level of benefits, subject to the individual signing a severance agreement acceptable to the Company. These benefits are provided if the executive is terminated by the Company without cause. The benefits shown for Mr. Hargreaves, Ms. Thomas, Mr. Billing and Mr. Frascotti in the preceding tables assume that each officer signs an acceptable severance agreement and is thereby eligible for the following benefits under the Company’s Severance Benefits Plan: (i) continuation of base salary for a period equal to the greater of 2 weeks for each complete year of service with the Company or one year, (ii) continuation of Health & Welfare benefits for the same period including medical, dental, vision and life insurance, with the Company sharing the cost at the same rate as a similarly situated active employee and (iii) participation in an outplacement program. The amount shown in the tables above assumes one year of participation for each of these executives other than Mr. Hargreaves, for which the amount reflects 60 weeks. However, benefits under the Company’s Severance Benefits Plan cease upon re-employment of an executive, provided that if the individual notifies the Company of the new employment, the Company will provide a lump sum equal to 50% of the remaining severance pay as of the date of new employment.

Employment Agreement with Mr. Goldner

In recognition of Mr. Goldner’s critical role in continuing the transformation of Hasbro into a global branded-play company and in executing Hasbro’s future business strategies, effective on October 4, 2012 the Company entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”) with its President and Chief Executive Officer, Brian Goldner. The Amended Employment Agreement replaces the Amended and Restated Employment Agreement, dated March 26, 2010, and the Change in Control Employment Agreement, dated March 18, 2000, as amended (together referred to as the “Prior Agreements”) previously in place between Mr. Goldner and the Company. The terms of the Amended Employment Agreement are described beginning on page 27 of this Proxy Statement.

In addition to that description, set forth below is a description of the consequences under the Amended Employment Agreement of various terminations of employment.

Treatment Following Various Terminations of Employment

The Amended Employment Agreement provides for the following treatment upon various terminations of Mr. Goldner’s employment with the Company.

For Cause or Other than for Good Reason.    If Mr. Goldner’s employment is terminated by the Company for Cause, or if Mr. Goldner terminates his employment for other than Good Reason, Hasbro will pay Mr. Goldner the compensation and benefits otherwise payable

58	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

to him through the last day of his actual employment with Hasbro. All stock options, restricted stock units and contingent stock performance awards granted to Mr. Goldner will be treated as provided in the relevant grant agreements and plans, which currently provide that such awards will terminate.

For Death or Disability.    If Mr. Goldner’s employment is terminated by death or because of Disability (as defined in the Amended Employment Agreement), Hasbro shall pay to Mr. Goldner’s estate or to Mr. Goldner, as the case may be, the compensation which would otherwise be payable up to the end of the month in which the termination of employment occurs, and Hasbro shall pay Mr. Goldner (or his estate, if applicable) an amount equal to the annual management incentive plan bonus that would have been otherwise payable for the fiscal year in which termination of employment occurs based on the actual performance of Hasbro for such year, multiplied by a fraction, the numerator of which is the number of days elapsed in the fiscal year of termination of employment through the date of such termination, and the denominator of which is 365 (the “Pro-Rata Bonus”). In the event of the termination of Mr. Goldner’s employment for death or Disability, and, if and only to the extent one or more of the stock price thresholds for the Special RSU Grant were satisfied prior to Mr. Goldner’s death or Disability, the service component for that award would be waived and the shares for which the thresholds were met would vest immediately, with any shares for which the stock price thresholds were not met being forfeited.

All other stock options, restricted stock units, and contingent stock performance awards granted to Mr. Goldner will vest on death or Disability in accordance with the relevant agreements and plans, provided that if any such award consists of unvested contingent stock performance awards (including as set forth above, the Retention Grant Performance Shares in the event of the termination of employment for Disability), Mr. Goldner would be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable targets during the full relevant performance period.

Termination by Hasbro Without Cause of by Mr. Goldner for Good Reason.    If, prior to or more than two years following a “Change in Control” (as defined in the Amended Employment Agreement), Mr. Goldner’s employment is terminated at the election of Hasbro without Cause, or at the election of Mr. Goldner for Good Reason, Mr. Goldner would be entitled to:

•	a severance amount equal to two (2) times his target cash compensation (base salary plus annual bonus) for the fiscal year immediately prior to the year in which termination occurs;

•	the Pro-Rata Bonus;

•

continuation of his then–current level of life insurance and medical, dental and vision coverage, with Hasbro and Mr. Goldner sharing the cost on the same basis as it is shared on the last day of his employment, until the date Mr. Goldner commences new employment or two years from the effective date of termination, whichever is earlier;

•

acceleration of the vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of any such awards. In addition, to the extent Mr. Goldner is the holder of any equity award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had his employment not ended) based on achievement of the applicable targets during the full relevant performance period for such award, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds for the Special RSU Grant have been satisfied prior to such termination of employment, a pro-rated portion of the Special RSU Grant will vest, calculated by multiplying the number of shares for which the stock price thresholds have been met by a fraction, the numerator of which is the number of days from October 4, 2012 to the effective date of Mr. Goldner’s termination of employment, and the denominator of which is the total number of days between October 4, 2012 and December 31, 2017. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

If, within two years following a Change in Control, Mr. Goldner’s employment is terminated by Hasbro without Cause or by Mr. Goldner for Good Reason, Mr. Goldner shall be entitled to:

•

the sum of (1) his base salary through the date of termination to the extent not theretofore paid, (2) his annual bonus for the last fiscal year, to the extent not theretofore paid, (3) the product of (x) the “Highest Annual Bonus” (as defined in the Amended Employment Agreement), and (y) a fraction, the numerator of which is the number of days in the current fiscal year through his date of termination, and the denominator of which is 365, and (4) any compensation previously deferred by Mr. Goldner and any accrued vacation pay, in each case to the extent not theretofore paid;

•

a severance amount (the “Change in Control Severance”) equal to the product of (1) two and (2) the sum of (x) his Average Annual Salary (as defined in the Amended Employment Agreement) and (y) the greater of (A) the Highest Annual Bonus and (B) the Average Annual Bonus (as defined in the Amended Employment Agreement);

•

until such date that is three years following the Change in Control, or such longer period as any plan, program, practice or policy may provide, Hasbro will continue providing benefits to Mr. Goldner and/or his family at least equal to those which would have been provided to them if his employment had not been terminated in accordance with the most favorable plans, practices, programs or

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policies of Hasbro applicable generally to other peer executives and their families during the 90-day period immediately preceding the Change in Control or, if more favorable to Mr. Goldner and/or his family, as in effect generally at any time thereafter with respect to other peer executives of Hasbro and its affiliated companies and their families;

•

acceleration of vesting of, and lapse of restrictions on, all unexpired, unvested stock options and time-based restricted stock units, such that said stock options and restricted stock units become fully vested as of the termination of Mr. Goldner’s employment, except as otherwise provided in the Amended Employment Agreement for the Special RSU Grant or in the terms of such awards. In addition, to the extent Mr. Goldner is the holder of any performance award, he shall be entitled to the number of shares of common stock, if any, that would have been earned (had Mr. Goldner’s employment not ended) based on achievement of the applicable performance targets during the full relevant performance periods, pro-rated by multiplying that number of shares by a fraction, the numerator of which is the number of days from the start of the performance period to the effective date of his termination of employment, and the denominator of which is the total number of days in the applicable performance period; and

•

provided one or more of the stock price thresholds in the Special RSU Grant have been satisfied, any such shares for which the thresholds have been met will vest. If one or more of the stock thresholds are not met in the Special RSU Grant as of the time of Mr. Goldner’s termination without Cause or resignation for Good Reason, such portions will not vest and will be forfeited.

Change of Control Agreement with Mr. Hargreaves

David Hargreaves, the Company’s Executive Vice President and Chief Strategy Officer, is party to a change in control agreement with the Company, as amended (the “Change of Control Agreement”). The Change of Control Agreement comes into effect only upon a “Change of Control,” as defined therein, and continues for three years after such date (the “Employment Period”).

If, during the Employment Period, Mr. Hargreaves’ employment with the Company is involuntarily terminated other than for “Cause,” then he is entitled to his (a) average annual salary for the five years preceding the Change of Control (or such lesser number of actual years employed) plus (b) the greater of (x) the target bonus during the year of termination and (y) the average annual bonus for the five completed years preceding the Change of Control, in each case multiplied by three (or multiplied by two if the special bonus described in the following sentence has already been paid). In addition, if Mr. Hargreaves remains employed through the first anniversary of the Change in Control he will receive a special bonus equal to one year’s salary and bonus, computed using the five-year look back period described in the prior sentence.

If Mr. Hargreaves’ employment is involuntarily terminated other than for “Cause” during the Employment Period, he would also be entitled to an amount equal to the shortfall between the actuarial benefit payable to him under the Company’s retirement plans as a result of the early termination and the amount he would have received if he had continued in the employ of the Company for the remainder of the Employment Period. In addition, Mr. Hargreaves and his family would be entitled to the continuation of medical, welfare, life insurance, disability and other benefits for at least the remainder of the Employment Period. If Mr. Hargreaves is subject to the payment of excise tax under Section 4999 of the Code or any tax imposed by Section 409A of the Code, the Company will pay him an additional amount so as to place the executive in the same after-tax position such executive would have been in had such taxes not applied.

In addition, the Change of Control Agreement permits Mr. Hargreaves to terminate his employment for “Good Reason” at any time or for any reason during a 30-day period immediately following the first anniversary of the Change of Control and receive the above-described severance benefits. “Good Reason” includes diminution of the executive’s responsibilities or compensation, relocation or purported termination otherwise than as expressly permitted by the Change of Control Agreements. Under certain circumstances, certain payments by the Company pursuant to the Change of Control Agreements may not be deductible for federal income tax purposes pursuant to Section 280G of the Code.

A “Change of Control” is defined as the occurrence of certain events, including acquisition by a third party of 20% or more of the Company’s outstanding voting securities, a change in the majority of the Board, consummation of a reorganization, merger, consolidation, substantial asset sale involving, or shareholder approval of a liquidation or dissolution of, the Company subject, in each case, to certain exceptions. “Cause” is defined, for purposes of the Agreements, as demonstrably willful or deliberate violations of the executive’s responsibilities which are committed in bad faith or without reasonable belief that such violations are in the best interests of the Company, which are unremedied after notice, or conviction of the executive of a felony involving moral turpitude.

Change in Control Severance Plan for Designated Senior Executives

In 2011 the Company adopted the Hasbro, Inc. Change in Control Severance Plan for Designated Senior Executives (the “Plan”). Participants in the Plan include Ms. Thomas, Mr. Billing and Mr. Frascotti. Under the Plan, if a Change in Control (as defined in the Plan) occurs and the covered executive’s employment is terminated by the Company without Cause (as defined in the Plan) or the covered executive resigns from the Company with Good Reason (as defined in the Plan) in the 24 month period following the Change in Control, the covered executive will be entitled to the following payments and benefits: (A) two times (i) the sum of the covered executive’s annual base salary in effect on the date of termination (or, if higher, immediately preceding the Change in Control) and (ii) the percentage of earned salary which constitutes the target bonus for the covered executive assuming target Company performance under the annual incentive plan in place at the time of termination, and (B) payment by the Company of the employer and employee premiums for continued health coverage for the covered executive and his/her covered dependents for the shorter of 12 months following cessation of employment and the period for which the individuals are eligible for and elect such coverage.

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The annual base salary and target bonus payouts will be reduced by an amount equal to the total of severance payments to which the covered executive is entitled to receive or will receive under any other severance plan, policy or individual agreement applicable to the covered executive’s employment termination. The severance payments and benefits above are subject to the covered executive complying with a non-competition covenant, which is effective while the covered executive is employed by the Company and for a period of 18 months after the covered executive’s employment ends, regardless of the reason for the termination of employment. The Plan does not provide for any tax gross-ups and does not provide benefits to the executive unless their employment with the Company is terminated.

Retirement Agreement With David Hargreaves

Mr. Hargreaves is entitled to a defined benefit from a Retirement Agreement that replaces the benefits previously accrued under the Expatriate Plan and considers all of his services with Hasbro, including periods in the U.K. The single straight-life annuity benefit under the Retirement Agreement is determined as follows: (I) (A) 1% of five-year average compensation multiplied by (B) years of benefit service (for this purpose Mr. Hargreaves is continuing to accrue years of benefit service), with such benefits then being reduced by (II) the benefits payable from the (i) former U.K. Plan sponsored by Hasbro (which benefits are now being provided by Legal and General as a result of the buyout of deferred pensioners), (ii) Pension Plan and (iii) Supplemental Plan (pension benefits). Due to Mr. Hargreaves age and service, benefits under this plan are payable on an unreduced basis.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of the Board as of the 2013 fiscal year end were John M. Connors, Jr. (Chair), Basil L. Anderson, Frank J. Biondi, Jr., Kenneth A. Bronfin and Edward M. Philip. None of the members of the Compensation Committee during fiscal 2013 had at any time been an officer or employee of the Company or of any of its subsidiaries. No executive officer of the Company served as a member of the compensation committee or board of directors of any other entity which had an executive officer serving as a member of the Company’s Board or Compensation Committee during fiscal 2013.

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SHAREHOLDER ADVISORY VOTE ON COMPENSATION FOR NAMED EXECUTIVE OFFICERS (Proposal No. 2)

Pursuant to Section 14A of the Exchange Act, we are seeking shareholder approval for the compensation of our Named Executive Officers, as such compensation is disclosed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”. This vote is advisory and is not binding on the Company. Shareholders are being asked to vote on the following advisory resolution:

RESOLVED, that the shareholders of Hasbro, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as such compensation is disclosed pursuant to the rules of the Securities and Exchange Commission in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation”.

As we discussed under the section of this Proxy Statement entitled “Compensation Discussion and Analysis”, we have designed our compensation programs for our Named Executive Officers in the way we believe enables the Company to attract and retain top executive talent, maximizes the performance of those executives in furthering the objectives of the Company, aligns our realized executive compensation with the Company’s performance in meeting its financial and strategic objectives and with the delivery of total shareholder return, and promotes the creation of long-term shareholder value, all while containing the cost of the executive compensation program to a level the Compensation Committee believes is reasonable and appropriate. To further these objectives, the vast majority of the compensation opportunity for our Named Executive Officers is tied to achievement of Company performance targets which are based upon our Board approved operating and strategic plans and/or to increases in the value of our stock. We design our executive compensation program in the way we believe best promotes the interests of you, our shareholders.

Shareholders are urged to carefully review the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

At our 2011 Annual Meeting we recommended to our shareholders that we have an annual advisory vote on the compensation of our Named Executive Officers. The recommendation of having this vote annually was overwhelmingly supported by our shareholders. In keeping with the expressed interests of our shareholders, we plan to submit annual advisory votes to our shareholders in the future on the compensation of our Named Executive Officers.

Approval

Although the vote is non-binding, the Board of Directors and Compensation Committee of the Company will carefully consider the results of this vote in connection with their ongoing evaluation, and establishment, of the Company’s compensation arrangements and programs for the Company’s Named Executive Officers.

At our 2013 Annual Meeting the shareholders of the Company approved our compensation programs for our Named Executive Officers with 64% of the shares which voted on the proposal having voted in favor of its approval. At our 2012 and 2011 Annual Meetings the shareholders of the Company approved our compensation programs for our Named Executive Officers by a vast majority, with approximately 94% of the shares that voted on each proposal having voted in favor. While the 2013 results represented majority support for our Named Executive Officer compensation, the results were below what we consider satisfactory. Following our 2013 Annual Meeting, we engaged in a significant shareholder outreach program as described beginning on page 23 of this Proxy Statement and took actions as outlined on page 27 of this Proxy Statement. The Company will continue to engage in an ongoing dialogue with shareholders.

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on this shareholder advisory vote is required for approval of the resolution. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S COMPENSATION FOR ITS NAMED EXECUTIVE OFFICERS.

62	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

COMPENSATION OF DIRECTORS

The following table sets forth information concerning compensation of the Company’s directors for fiscal 2013. Mr. Goldner, the Company’s current President and Chief Executive Officer, served on the Board during fiscal 2013. However, Mr. Goldner did not receive any compensation for his Board service in fiscal 2013 beyond his compensation as Chief Executive Officer.

Name	Fees Earned or Paid in Cash(a)	Stock Awards (b)(c)	Option Awards (b)(c)	Change in Pension Value and Non-qualified Deferred Compensation Earnings (d)	All Other Compensation (e)	Total
Basil L. Anderson	$111,505	$129,975	$0	N/A	$60,678	$302,158
Alan R. Batkin	$3,037	$253,752	$0	$0	$113,058	$369,847
Frank J. Biondi, Jr.	$107,524	$129,975	$0	N/A	$45,855	$283,354
Kenneth A. Bronfin	$149,603	$129,975	$0	N/A	$28,767	$308,345
John M. Connors, Jr.	$0	$270,252	$0	N/A	$81,087	$351,339
Michael W.O. Garrett	$0	$253,752	$0	N/A	$56,049	$309,801
Lisa Gersh	$0	$253,752	$0	N/A	$25,422	$279,174
Jack M. Greenberg	$112,524	$129,975	$0	N/A	$35,786	$278,285
Alan G. Hassenfeld	$92,524	$129,975	$0	N/A	$20,308	$242,807
Tracy A. Leinbach	$145,024	$129,975	$0	N/A	$14,943	$289,942
Edward M. Philip	$0	$248,252	$0	N/A	$84,201	$332,453
Richard S. Stoddart(f)	$0	$0	$0	N/A	$0	$0
Alfred J. Verrecchia	$160,024	$129,975	$0	N/A	$23,166	$313,165
(a)	Includes amounts which are deferred by directors into the interest account under the Deferred Compensation Plan for Non-Employee Directors, as well as interest earned by directors on existing balances in the interest account. Does not include the amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors, which amounts are reflected in the Stock Awards column.

(b)	Please see note 13 to the financial statements included in the Company’s Annual Report on Form 10-K, for the year ended December 29, 2013, for a detailed discussion of the assumptions used in valuing stock and option awards.

In addition to reflecting the grant date fair value for stock awards made to the directors (this expense for the director stock award in 2013 was approximately $130,000 per director), the stock awards column also includes, to the extent applicable, the (i) amount of cash retainer payments deferred by the director into the stock unit account under the Deferred Compensation Plan for Non-Employee Directors and (ii) a 10% matching contribution which the Company makes to a director’s account under the Deferred Compensation Plan for Non-Employee Directors (the “Deferred Plan”) on all amounts deferred by such director into the Company’s stock unit account under the Deferred Plan.

No options were granted to any of the non-employee directors in 2013.

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(c)	The non-employee directors held the following outstanding stock and option awards as of December 29, 2013.

Name	Outstanding Option Awards	Outstanding Stock Awards
Basil L. Anderson	0	27,350
Alan R. Batkin	0	27,350
Frank J. Biondi, Jr.	12,000	27,350
Kenneth A. Bronfin	0	19,806
Jack M. Connors, Jr.	0	27,350
Michael W.O. Garrett	0	20,916
Lisa Gersh	0	12,076
Jack M. Greenberg	0	15,196
Alan G. Hassenfeld	0	16,923
Tracy A. Leinbach	0	10,369
Edward M. Philip	6,000	27,350
Richard S. Stoddart	0	0
Alfred J. Verrecchia	493,827	16,773

The outstanding stock awards consist of the non-employee director stock grants made in May of 2006 (4,769 shares), May of 2007 (2,775 shares), May of 2008 (3,033 shares), May of 2009 (4,619 shares) May of 2010 (2,994 shares), May of 2011 (2,726 shares), May of 2012 (3,660 shares) and May of 2013 (2,774 shares) to the extent that the director elected to defer the receipt of any such shares until his or her retirement from the Board. To the extent a director did not defer the stock award, it is not included in the table in this footnote. Each director was given the option, prior to the beginning of the year of grant, to receive the shares subject to the upcoming annual grant either at the time of grant, or to defer receipt of the shares until he or she retires from the Board. Mr. Verrecchia’s outstanding option awards include options granted to him while he was an officer and an employee of the Company.

(d)	An amount of $0 is shown in the change in pension value for Mr. Batkin because his pension value decreased from December 31, 2012 by $1,378. The reduction in pension value is driven by the increase in the discount rate used for computing benefits from 3.14% to 3.93%. The actual pension benefits to be provided to Mr. Batkin were not increased in 2013. As is discussed in more detail in the following pages, in 2003 the Company eliminated its director pension plan on a going-forward basis, such that directors joining the board after that time would not be eligible to participate in the pension plan. However, directors serving on the Board at the time that the pension plan was eliminated were given the ability to (i) either continue to accrue benefits under the director pension plan or instead to elect, effective as of specified dates ranging from May 1, 2003 through May 1, 2006, to start receiving stock options under the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Option Plan”) and (ii) to the extent that a director opted into participation in the 2003 Director Option Plan, to have their accumulated benefits under the pension plan converted into stock units under the Deferred Compensation Plan for Non-employee directors (the “Deferred Plan”). All of the Company’s other current directors who were directors at the time of this transition opted into the 2003 Director Option Plan in 2003 and elected to convert their balance in the director pension plan into deferred stock units under the Deferred Plan. As such, other than Mr. Batkin, no current directors will receive any pension benefits and none of these directors accrued any such benefits during 2013.

This column does not include interest earned on balances held in directors’ interest accounts under the Deferred Plan. Such interest accrues based on the five-year treasury bill rate.

(e)	Comprises (i) deemed dividends which are paid on outstanding balances in stock unit accounts under the Deferred Plan and (ii) deemed dividends paid on annual stock awards which have been deferred. Balances deferred by directors into the stock unit account track the performance of the Company’s common stock. Also includes the Company’s matching charitable contribution of up to $5,000 per director per fiscal year. An aggregate of $32,500 was paid by the Company in fiscal 2013 in director matching contributions.

(f)	Mr. Stoddart was appointed to the Company’s Board of Directors effective March 27, 2014 and therefore did not receive any compensation in 2013.

Current Director Compensation Arrangements

All members of the Board who are not otherwise employed by the Company (“non-employee directors”) received a base retainer of $85,000 per year for their Board service in fiscal 2013. The Chair of the Audit Committee received an additional retainer of $40,000 for her service as Chair of this committee in fiscal 2013. The Chairs of the Compensation Committee and the Finance Committee received an additional retainer of $35,000 and $30,000, respectively, for service as Chair of their respective committee in fiscal 2013. The Chair of the Nominating, Governance and Social Responsibility Committee received an additional retainer of $20,000 for his service as Chair of such committee in fiscal 2013. The Chairman of the Board received an additional retainer of $75,000 per year for his service as Chairman, and the Company’s Presiding Director receives an additional retainer of $25,000 per year for serving in that role. Non-employee directors also received an annual committee membership retainer if they are not chair of the applicable committee of $20,000 for serving on the Audit Committee, $15,000 for serving on the Compensation Committee, and $7,500 for serving on either of the Finance Committee and/or the Nominating, Governance and Social Responsibility Committee. No meeting fees were paid for attendance at meetings of the full Board or committees.

Beginning in 2006, the Company shifted to stock awards, instead of stock options, to provide equity compensation to its non-employee directors. As part of the implementation of this policy, the Company terminated the 2003 Stock Option Plan for Non-Employee Directors

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(which is described below) effective as of December 31, 2005. Under its new program, the Company anticipates issuing to each non-employee director, in May of every year, that number of shares of Common Stock which have a set fair market value (based on the fair market value of the Common Stock on the date of grant). In fiscal 2013, the director stock grants had grant date fair market values of $130,000. These shares are immediately vested, but the Board has adopted stock ownership guidelines which mandate that Board members may not sell any shares of the Company’s Common Stock which they hold, including shares which are obtained as part of this yearly stock grant, until they own shares of Common Stock with an aggregate market value equal to at least $425,000 (which is equivalent to five times the annual Board retainer). Board members are permitted to sell shares of Common Stock they hold with a value in excess of $425,000, as long as they continue to hold at least $425,000 worth of Common Stock.

Pursuant to the Deferred Compensation Plan for non-employee directors (the “Deferred Plan”), which is unfunded, non-employee directors may defer some or all of the annual Board retainer and meeting fees into a stock unit account, the value of each unit initially being equal to the fair market value of one share of Common Stock as of the end of the quarter in which the compensation being deferred would otherwise be payable. Stock units increase or decrease in value based on the fair market value of the Common Stock. In addition, an amount equal to the dividends paid on an equivalent number of shares of Common Stock is credited to each non-employee director’s stock unit account as of the end of the quarter in which the dividend was paid. Non-employee directors may also defer any portion of their retainer and/or meeting fees into an interest account under the Deferred Plan, which bears interest at the five-year treasury rate.

The Company makes a deemed matching contribution to a director’s stock unit account under the Deferred Plan equal to 10% of the amount deferred by the director into the stock unit account, with one-half of such Company contribution vesting on December 31st of the calendar year in which the deferred compensation otherwise would have been paid and one-half on the next December 31st, provided that the participant remains a director on such vesting date. Unvested Company contributions will automatically vest on death, total disability or retirement by the director at or after age seventy-two. Compensation deferred under the Deferred Plan, whether in the stock unit account or the interest account, will be paid out in cash after termination of service as a director. Directors may elect that compensation so deferred be paid out in a lump sum or in up to ten annual installments, commencing either in the quarter following, or in the January following, the quarter in which service as a director terminates.

The Company also offers a matching gift program for its Board members pursuant to which the Company will match charitable contributions, up to a maximum yearly Company match of $5,000, made by Board members to qualifying non-profit organizations and academic institutions.

Chairmanship Agreement with Alan G. Hassenfeld

Effective on August 30, 2005 the Company entered into a Chairmanship Agreement, which agreement was subsequently amended effective May 22, 2008, October 2009 and November 2013 (as amended, the “Chairmanship Agreement”) with Alan G. Hassenfeld.

Pursuant to the Chairmanship Agreement, Mr. Hassenfeld served as a non-employee member of the Board and as Chairman of the Executive Committee of the Board for an initial two-year term ended May 2010. Thereafter, Mr. Hassenfeld’s Chairmanship Agreement automatically renews for additional one-year periods unless he or the Board provide notice of the intent not to renew by December 31st of the year prior to the end of the then current term. Mr. Hassenfeld’s continued service as the non-employee Chairman of the Executive Committee will be contingent upon his annual reelection to the Board by the Company’s shareholders.

Mr. Hassenfeld is eligible to receive Board fees, equity grants and such other benefits as may be provided from time to time to the other non-employee members of the Company’s Board.

As of November 1, 2013, the Company makes available to Mr. Hassenfeld during the period of his service to the Company the support services for one administrative assistant (the “Hasbro Employee”). Mr. Hassenfeld reimburses the Company quarterly in advance for the Company’s pro-rata cost of the Hasbro Employee’s annual base salary, target bonus and fringe benefits (including 401(k), payroll taxes, FICA, social security, insurance costs for health, dental, vision benefits, and cost to administer these benefits) for such Hasbro Employee. Mr. Hassenfeld no longer receives any additional compensation for services as Chair of the Executive Committee.

The Chairmanship Agreement contains certain post-Chairmanship restrictions on Mr. Hassenfeld, including a two-year non-competition agreement and provisions protecting Hasbro’s confidential information.

Former Director Compensation Arrangements In Which Certain Directors Participate or Under Which Directors Previously Received Awards

Under the Hasbro, Inc. Retirement Plan for Directors (the “Retirement Plan”), which is unfunded, each non-employee director who was serving on the Board prior to May 13, 2003 (and who was not otherwise eligible for benefits under the Company’s Pension Plan), has attained the age of sixty-five and completed five years of service on the Board was entitled to receive, beginning at age seventy-two, an annual benefit equal to the annual retainer payable to directors during the year in which the director retires (which does not include the fees paid to directors for attendance at meetings). If a director retires on or after the director’s seventy-second birthday, the annual benefit continues for the life of the director. If a director retires between the ages of sixty-five and seventy-two, the number of annual

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payments will not exceed the retired director’s years of service. Upon a Change of Control, as defined in the Retirement Plan, participating directors and retired directors are entitled to lump-sum payments equal to the present value of their benefits under the Retirement Plan.

Directors appointed to the Board on or after May 14, 2003, the date that the Company’s shareholders approved the Company’s former 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) were not eligible to participate in the Retirement Plan, and automatically participated in the 2003 Director Plan prior to its termination on December 31, 2005. The benefits of the 2003 Director Plan replaced the benefits of both the Retirement Plan and the Company’s previous 1994 Stock Option Plan for Non-Employee Directors (the “1994 Director Plan”). Non-employee directors who were serving on the Board prior to May 13, 2003, and thus were participating in the Retirement Plan, and who were not scheduled to retire at the end of their current term in office as of the time of approval by shareholders of the 2003 Director Plan, were given the opportunity to elect to participate in the 2003 Director Plan effective on either May 14, 2003, May 1, 2004, May 1, 2005 or May 1, 2006. Directors who were serving on the Board prior to May 13, 2003 and who did not elect to participate in 2003 Director Plan on one of these dates continued to participate in the Retirement Plan in accordance with its terms. Directors serving as of May 13, 2003 who elected to participate in the 2003 Director Plan stopped accruing further years of service under the Retirement Plan and did not have their benefits under the Retirement Plan adjusted for changes in the annual retainer following the effective date of their participation in the 2003 Director Plan.

The Company’s 2003 Director Plan, which was approved by the Company’s shareholders at the 2003 Annual Meeting of Shareholders (the “2003 Meeting”), replaced the benefits of the Retirement Plan and the 1994 Director Plan. The 2003 Director Plan was cancelled effective December 31, 2005 and no further grants are being made under the 2003 Director Plan, provided, however, that options previously granted under the 2003 Director Plan continue in effect in accordance with their terms.

66	Notice of Annual Meeting of Shareholders and 2014 Proxy Statement | Hasbro, Inc.

PROPOSAL TO APPROVE THE 2014 SENIOR MANAGEMENT ANNUAL PERFORMANCE PLAN (Proposal No. 3)

On March 27, 2014 the Board adopted the 2014 Senior Management Annual Performance Plan (the “2014 Performance Plan”), subject to shareholder approval. The Company’s existing 2009 Senior Management Annual Performance Plan (the “2009 Performance Plan”), which was designed to enable the Company to make awards that qualify as “performance based” compensation exempt from the tax deduction limitations of Section 162(m) of the Internal Revenue Code (the “Code”), was approved by the Company’s shareholders in 2009. As such, under the requirements of Section 162(m) of the Code, the last year in which awards made under the 2009 Performance Plan may qualify as performance based compensation is 2014. To qualify awards which may be made in 2015 and thereafter as performance based compensation under Section 162(m) of the Code, the Company is proposing the 2014 Performance Plan for shareholder approval.

Purpose of the 2014 Performance Plan

The purpose of the 2014 Performance Plan is to promote the interests of the Company and its shareholders by providing incentive for participating senior executive officers to make significant contributions to the performance of the Company and to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operation of the Company.

If the shareholders approve the 2014 Performance Plan, the Company intends to grant management incentive awards in 2015 and thereafter, which the Company seeks to qualify as performance-based compensation under Section 162(m), pursuant to the 2014 Performance Plan. The 2014 Performance Plan is designed to enable the Company to make awards that qualify as “performance based” compensation exempt from the tax deduction limitations of Section 162(m) of the Internal Revenue Code (the “Code”). Under Section 162(m) of the Internal Revenue Code and regulations promulgated thereunder, a corporation whose stock is publicly traded generally is not entitled to an income tax deduction for remuneration paid to its chief executive officer or any of its three most highly compensated other executive officers, other than the chief financial officer to the extent that payments for any year to any such employee exceed $1 million, unless the payments are made under plans providing for qualifying performance-based compensation plans. The Company believes that if the 2014 Performance Plan is approved by the shareholders, awards made under the 2014 Plan starting in 2015 will qualify as performance-based compensation, although the Company has not requested or received, and does not expect to request or receive a ruling from the Internal Revenue Service to that effect.

Summary Description of the 2014 Performance Plan

The following is a summary description of the 2014 Performance Plan and is therefore not complete. A complete copy of the 2014 Performance Plan is annexed to this Proxy Statement as Appendix B.

Administration

The 2014 Performance Plan will be administered by the Compensation Committee of the Board of Directors. The Committee has the sole authority to select participants under the 2014 Performance Plan, to set Performance Goals (as defined below) for participants and to make rules and regulations for the administration of the 2014 Performance Plan. The interpretations and decisions of the Committee with regard to the 2014 Performance Plan are final and conclusive, and the Committee has the full power and authority in its sole discretion to reduce, or to refuse to make (but not to increase the maximum amount payable to a participant), any payment payable as a result of the achievement of a Performance Goal.

Eligibility

Eligibility for participation in the 2014 Performance Plan is limited to executive officers of the Company who are selected in the sole discretion of the Committee no later than ninety (90) days after the beginning of the performance period. No person is automatically entitled to participate in the 2014 Performance Plan in any plan year. Awards under the 2014 Performance Plan will be made only to those executive officers whose remuneration for the year is expected to potentially be subject to the Section 162(m) deduction limitation. During fiscal year 2014, five executives will participate in the 2009 Performance Plan.

Performance Goals

The Committee will designate one or more performance goals under the 2014 Performance Plan for each fiscal year (each a “Performance Goal”) for each participant. Each Performance Goal will be established in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or such earlier time as is required to qualify the performance award as performance-based under Section 162(m) of the Code).

The Performance Goals for each participant shall be objectively determinable measures of performance based on any one or a combination of the following criteria for the fiscal year: cash net earnings; core brands growth; core brands net revenues; cost control; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; economic value added; free cash flow; gross profit; net cash provided by operating

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activities; net earnings; earnings per share; net earnings per share; net revenues; operating margin; operating profit; return on assets; return on capital investment; return on net revenues; return on shareholders’ equity; sales; stock price; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to Russell 1000 Consumer Discretionary Index; total shareholder return relative to any company or any customized list of companies established by the Committee at the same time as it sets the relevant Performance Goal and working capital. These business criteria may be measured (i) on a consolidated basis or (ii) on the basis of performance in a segment, division, sector or other business unit (including the performance of one or more designated products or brands), all as selected by the Committee in each individual case.

When the Compensation Committee sets the performance goals, the Committee may provide that such objective bases for determining performance will be modified in an objectively determinable and nondiscretionary manner to reflect specified types of events occurring during the fiscal year that the Compensation Committee deems relevant in light of the nature of the performance goals set or the assumptions made by the Compensation Committee regarding such goals.

Determination of Benefits

The Committee will designate the Performance Goals for each participant in the 2014 Performance Plan for every fiscal year and will also establish the maximum amount, expressed as a percentage of Earned Salary (as defined in the 2014 Performance Plan) that will be payable to each participant if the Performance Goals for such participant are achieved at specified levels. In no event will the amount paid to any one individual as a performance award under the 2014 Performance Plan in respect of any given fiscal year exceed the lesser of 300% of that individual’s base salary for the year in question or $6 million.

Payment of Awards

All performance awards under the 2014 Performance Plan with respect to a fiscal year, if any, will be made in cash or in shares of the Company’s stock, which shares, if issued, would be issued under and pursuant to the terms of the Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan, or any successor thereto (including that any such shares will count against the shares authorized under the 2003 Stock Incentive Performance Plan), and would be made to the Participant by March 15 of the following fiscal year.

Estimate of Benefits

The amounts that will be paid pursuant to the 2014 Performance Plan are discretionary and are therefore not currently determinable. The table set forth below provides the maximum bonus which could have been paid to each of the Named Executive Officers chosen to participate in the 2009 Performance Plan in 2014, based on their current salary, as well as the actual bonuses those officers received under the 2009 Performance Plan, with respect to their services in 2013. Changes in salary for one or both of the officers in fiscal 2014 may change the amounts set forth in the table.

Name and Position	Actual Bonus Paid for 2013	Maximum Bonus Payable for 2014
Brian Goldner President and Chief Executive Officer	$1,800,000	$3,900,000
David D.R. Hargreaves Executive Vice President and Chief Strategy Officer	$1,250,000	$2,400,000
Duncan Billing Executive Vice President and Chief Development Officer	$400,000	$1,545,000
John Frascotti Executive Vice President and Chief Marketing Officer	$400,000	$1,545,000

If the shareholders do not approve the 2014 Performance Plan, the Company may not be able to take a tax deduction for some or all of the management incentive plan compensation which it pays to its Covered Officers for fiscal 2015 or subsequent years.

Amendment or Termination

The Committee may terminate or suspend the 2014 Performance Plan in whole or in part at any time, and may amend the 2014 Performance Plan from time to time in any respect, provided that no amendment for which shareholder approval is required either by the Code in order to assure the deductibility by the Company of payments payable under the 2014 Performance Plan, or by other applicable law, will be effective without such shareholder approval having been obtained. The 2014 Performance Plan, if approved by the Company’s shareholders, will remain in full force and effect for future fiscal years of the Company unless amended or terminated by the Committee. However, under Section 162(m), the exemption for performance-based compensation would not be available for awards beyond 2019 unless the 2014 Performance Plan is reapproved by shareholders.

Clawback Provision

All incentive compensation awarded under the 2014 Performance Plan is subject to the Hasbro, Inc. Clawback Policy adopted by the Board of Directors as it may be amended from time to time. By accepting an award under the Plan, a participant agrees that all incentive compensation to which the participant is or becomes entitled to under the 2014 Performance Plan shall be subject to the terms of the Hasbro, Inc. Clawback Policy.

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Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the 2014 Performance Plan is required for approval of the 2014 Performance Plan. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal. In contrast, broker non-votes are not counted as present and entitled to vote on the proposal for purposes of determining if the proposal receives an affirmative vote of a majority of the shares present and entitled to vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2014 PERFORMANCE PLAN.

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EQUITY COMPENSATION PLANS

The following table summarizes information, as of December 29, 2013, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock, restricted stock units, performance shares or other rights to acquire shares may be granted from time to time.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by shareholders(1)	7,965,297(2)	$36.63	6,800,870(4)
Equity compensation plans not approved by shareholders	0	—	0
Total	7,965,297(2)	$36.63	6,800,870(4)
(1)	The only shareholder approved plan which was in effect as of December 29, 2013 was the Company’s Restated 2003 Stock Incentive Performance Plan, as amended (the “2003 Plan”).

The 1995 Stock Incentive Performance Plan (the “1995 Plan”) expired on December 31, 2005 and the 2003 Stock Option Plan for Non-Employee Directors (the “2003 Director Plan”) was terminated effective as of December 31, 2005. Although no further awards may be made under the 1995 Plan or the 2003 Director Plan, awards outstanding under those plans as of the dates of their termination continue in effect in accordance with the terms of the applicable plan.

Included in shares which may be issued pursuant to outstanding awards is the target number of shares subject to outstanding contingent stock performance awards under the 2003 Plan. The actual number of shares, if any, which will be issued pursuant to these awards may be higher or lower than this target number based upon the Company’s achievement of the applicable performance goals over the performance periods specified in these awards. Also included in shares to be issued pursuant to outstanding awards are shares granted to outside directors in May of 2006 through 2013 (as part of the yearly equity grant to outside directors) to the extent that such directors deferred receipt of those shares until they retire from the Board.

(2)	Comprised of 5,543,673 shares subject to outstanding option awards, 942,342 shares subject to outstanding contingent stock performance awards (reflecting such awards at their target numbers), 1,228,069 shares subject to outstanding restricted stock unit awards and 251,213 shares subject to deferred stock awards.

(3)	The weighted average exercise price of outstanding options, warrants and rights excludes restricted stock units and performance-based stock awards, which do not have an exercise price.

(4)	All such shares are eligible for issuance as contingent stock performance awards, restricted stock or deferred restricted stock, or other stock awards under the 2003 Plan.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of March 12, 2014 (except as noted), with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by certain persons known by the Company to be the beneficial owners of more than 5% of such stock. There were 130,917,338 shares of Common Stock outstanding on March 12, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Alan G. Hassenfeld(1)	12,257,743	9.4%
Hassenfeld Family Initiatives LLC 101 Dyer Street Suite 401 Providence, Rhode Island 02903
The Vanguard Group (“Vanguard”)(2)	8,031,580	6.1%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
Capital Research Global Investors (“Capital Research”)(3)	7,961,343	6.1%
333 South Hope Street Los Angeles, CA 90071
(1)	Includes 6,210,921 shares held as sole trustee for the benefit of his mother, 5,643,064 shares held as sole trustee of trusts for Mr. Hassenfeld’s benefit and 16,923 shares the receipt of which is deferred until Mr. Hassenfeld retires from the Board. Mr. Hassenfeld has sole voting and investment authority with respect to all shares except those described in the following sentence, as to which he shares voting and investment authority. Also includes 228,000 shares owned by The Hassenfeld Foundation, of which Mr. Hassenfeld is an officer and director, and 154,216 shares held as one of the trustees of a trust for the benefit of his mother and her grandchildren. Mr. Hassenfeld disclaims beneficial ownership of all shares except to the extent of his proportionate pecuniary interest therein. This information is based upon information furnished by the shareholder or contained in filings made with the Securities and Exchange Commission.

(2)	Includes 188,015 shares over which Vanguard has sole power to vote or to direct the vote, and 7,859,685 shares over which Vanguard has sole power to dispose or direct the disposition. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2013.

(3)	Capital Research has sole power to vote or to direct the vote and sole power to dispose or direct the disposition of all 7,961,343 shares. This information is based solely upon a review of the Schedule 13G reports or related amendments filed with the Securities and Exchange Commission with respect to holdings of the Company’s Common Stock as of December 31, 2013.

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Security Ownership of Management

The following table sets forth information, as of March 12, 2014, with respect to the ownership of the Common Stock (the only class of outstanding equity securities of the Company) by each current director of the Company or nominee for election to the Board, each Named Executive Officer and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Name of Director, Nominee or Executive Officer(1)	Amount and Nature of Beneficial Ownership(#)	Percent of Class (%)
Basil L. Anderson(2)	51,935	*
Alan R. Batkin(3)	93,968	*
Duncan J. Billing(4)	97,682	*
Frank J. Biondi, Jr.(5)	51,402	*
Kenneth A. Bronfin(6)	19,806	*
John M. Connors(7)	77,178	*
John A. Frascotti(8)	181,361	*
Michael W.O. Garrett(9)	76,685	*
Lisa Gersh(10)	22,563	*
Brian D. Goldner(11)	1,694,324	1.3
Jack M. Greenberg(12)	45,320	*
David D.R. Hargreaves(13)	365,309	*
Alan G. Hassenfeld(14)	12,257,743	9.4
Tracy A. Leinbach(15)	19,749	*
Edward M. Philip(16)	72,028	*
Deborah M. Thomas(17)	178,514	*
Richard S. Stoddart (18)	0	*
Alfred J. Verrecchia(19)	1,201,679	*
All Directors and Executive Officers as a Group (includes 21 persons)(20)	16,803,072	12.6
*	Less than one percent.

(1)	Information in this table is based upon information furnished by each director and executive officer. There were 130,917,338 shares of Common Stock outstanding on March 12, 2014.

(2)	Includes 27,350 shares the receipt of which is deferred until Mr. Anderson retires from the Board, as well as 23,585 shares deemed to be held in Mr. Anderson’s stock unit account under the Deferred Plan.

(3)	Includes 27,350 shares the receipt of which is deferred until Mr. Batkin retires from the Board and 64,931 shares deemed to be held in Mr. Batkin’s stock unit account under the Deferred Plan.

(4)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 46,398 shares.

(5)	Consists of 11,250 shares held by The Biondi Family Trust, currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 6,000 shares (all of which are held by The Biondi Family Trust), 27,350 shares (3,760 of which are held by The Biondi Family Trust) the receipt of which is deferred until Mr. Biondi retires from the Board, as well as 6,802 shares deemed to be held in Mr. Biondi’s stock unit account under the Deferred Plan.

(6)	Consists of 19,806 shares the receipt of which is deferred until Mr. Bronfin retires from the Board.

(7)	Includes 27,350 shares the receipt of which is deferred until Mr. Connors retires from the Board, as well as 38,028 shares deemed to be held in Mr. Connors’ stock unit account under the Deferred Plan.

(8)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 121,333 shares and 19,200 shares held jointly with his wife.

(9)	Includes 20,916 shares the receipt of which is deferred until Mr. Garrett retires from the Board and 27,435 shares deemed to be held in Mr. Garrett’s stock unit account under the Deferred Plan.

(10)	Represents 12,076 shares the receipt of which is deferred until Ms. Gersh retires from the Board and 10,487 shares deemed to be held in Ms. Gersh’s stock unit account under the Deferred Plan.

(11)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 1,284,637 shares, as well as 57,787 restricted stock units, which are payable in shares to Mr. Goldner upon Mr. Goldner leaving the Company and 351,882 shares held by the Brian D. Goldner Trust. Does not include 21,935 shares held by the Barbara S. Goldner Trust (Mr. Goldner’s wife’s trust), of which shares Mr. Goldner disclaims beneficial ownership.

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(12)	Includes 15,196 shares the receipt of which is deferred until Mr. Greenberg retires from the Board as well as 10,625 shares deemed to be held in Mr. Greenberg’s stock unit account under the Deferred Plan.

(13)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 141,115 shares. Includes 224,194 shares that are subject to a pledge in support of a line of credit.

(14)	See note (1) to the immediately preceding table.

(15)	Includes 10,369 shares the receipt of which is deferred until Ms. Leinbach retires from the Board.

(16)	Includes 27,350 shares the receipt of which is deferred until Mr. Philip retires from the Board as well as 44,678 shares deemed to be held in Mr. Philip’s stock unit account under the Deferred Plan.

(17)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase 123,757 shares.

(18)	Mr. Stoddart was appointed to the Board effective March 27, 2014. He held no shares of Hasbro common stock as of March 12, 2014.

(19)	Includes currently exercisable options and options exercisable within sixty days of March 12, 2014 to purchase an aggregate of 493,827 shares and 182,715 shares held in the Alfred J. Verrecchia GRAT. Also includes 16,773 shares the receipt of which is deferred until Mr. Verrecchia retires from the Board and 2,572 shares deemed to be held in Mr. Verrecchia’s stock unit account under the deferred plan. Does not include 91,225 shares held by Mr. Verrecchia’s wife’s GRAT and 60,650 shares owned by Mr. Verrecchia’s wife, as to which shares Mr. Verrecchia disclaims beneficial ownership.

(20)	Of these shares, all directors and executive officers as a group have sole voting and dispositive power with respect to 16,401,656 shares and have shared voting and/or dispositive power with respect to 401,416 shares. Includes 2,409,670 shares purchasable by directors and executive officers upon exercise of currently exercisable options, or options exercisable within sixty days of March 12, 2014; 248,809 shares deemed to be held in stock unit accounts under the Deferred Plan; and 161,698 restricted stock units held under the Restated 2003 Stock Incentive Performance Plan, 57,787 of which are vested.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent shareholders are required by regulation promulgated by the United States Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company and certain written representations made by directors and executive officers that no other reports were required during the last fiscal year ended December 29, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 2013.

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PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR (Proposal No. 4)

The Audit Committee has selected KPMG LLP (“KPMG”), independent registered public accounting firm, to perform the integrated audit of the consolidated financial statements and effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 28, 2014 (“Fiscal 2014”), and the Company’s Board has ratified this selection. A representative of KPMG is expected to be present at the Meeting, will have the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

The Board is submitting the selection of KPMG as the Company’s independent registered public accounting firm for Fiscal 2014 to the shareholders for their ratification. The Audit Committee of the Board bears the ultimate responsibility for selecting the Company’s independent registered public accounting firm and will make the selection it deems best for the Company and the Company’s shareholders. As such, the failure by the shareholders to ratify the selection of the independent registered public accounting firm made by the Audit Committee will not require the Audit Committee to alter its decision. Similarly, ratification of the selection of KPMG as the independent registered public accounting firm does not limit the Committee’s ability to change this selection in the future if it deems appropriate.

Approval

The affirmative vote of a majority of the shares of Common Stock present (in person or by proxy) and entitled to vote at the Meeting on the ratification of the selection of KPMG is required for approval. Abstentions are considered shares entitled to vote on the proposal and as such abstentions are the equivalent of a vote against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board (the “Audit Committee”) is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the Company’s Standards for Director Independence and the requirements of The NASDAQ Stock Market’s corporate governance listing standards.

All four of the Audit Committee members possess significant financial, business and accounting expertise. Ms. Leinbach, Chair of the Committee, served as Executive Vice President and Chief Financial Officer of Ryder System, Inc. a public company, from 2003 to 2006. Prior thereto her twenty-one year career with Ryder included service as controller and chief financial officer of several of Ryder’s subsidiaries. Mr. Batkin has more than forty years of experience and financial expertise spanning his work in public accounting, investment banking and international strategic consulting. Mr. Garrett’s forty-year career with Nestle S.A. involved service in a number of operating and executive positions, culminating in his role as Executive Vice President responsible for Asia, Africa, the Middle East and Oceania. Ms. Gersh has served as a senior operating executive of a number of media companies, most recently as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc., and in those senior executive roles had responsibility for the financial performance of those companies and the financial functions reporting to her.

The Audit Committee operates under a written charter, which is available on the Company’s website (www.hasbro.com) under “Corporate — Investors — Corporate Governance — Committee Charters”. Under the charter, the Audit Committee’s primary purpose is to:

•	Appoint the independent registered public accounting firm (hereafter referred to as the independent auditors) and oversee the independent auditors’ work; and

•	Assist the Board in its oversight of the:

•	Integrity of the Company’s consolidated financial statements;

•	Company’s compliance with legal and regulatory requirements;

•	Company’s significant financial and other risks and exposures;

•	Independent auditors’ qualifications and independence; and

•	Performance of the Company’s internal audit function and independent auditors.

In conducting its oversight function, the Audit Committee discusses with the Company’s internal auditor and independent auditors, with and without management present, the overall scope and plans for their respective audits. The Audit Committee also reviews the Company’s programs and key initiatives to implement and maintain effective internal controls over financial reporting and disclosure controls.

The Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management, internal auditors, internal compliance personnel and the independent auditors the Company’s significant financial and other risks and exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks.

The Audit Committee meets with the Company’s head of internal audit, and with the independent auditors, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee discusses with management and the independent auditors all annual and quarterly consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to their filing with the United States Securities and Exchange Commission. The Audit Committee also discusses with management, on a quarterly basis, management’s evaluation of the Company’s internal controls over financial reporting and disclosure controls.

The Audit Committee is responsible for selecting the Company’s independent auditors. In making this selection the Audit Committee reviews the performance of the independent auditors and discusses with management their view on the performance of the auditor. The Audit Committee is also responsible for approving the fees of the independent auditor and in doing so they review fee benchmarking information regarding audit and non-audit fees paid by multinational companies which are comparable in terms of size, complexity, and type of financial and accounting issues to the Company.

The independent auditors are responsible for performing an independent integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting and issuing an opinion as to whether the consolidated financial statements conform with accounting principles generally accepted in the United States of America and an opinion as to the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended December 29, 2013. The Audit Committee has also reviewed and discussed with the independent auditors the matters

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required to be discussed by The Public Company Accounting Oversight Board (United States) and the Securities and Exchange Commission. In addition, the Audit Committee discussed with the independent auditors the audit and non-audit services they provide to the Company and any other matters impacting their independence from management, and the Audit Committee has received from the independent auditors the written disclosures and letters required by the applicable requirements of the Public Company Accounting Oversight Board (United States).

Based on its review and discussions with management and the independent auditors referred to in the preceding paragraph, the Audit Committee recommended to the Board and the Board has approved the inclusion of the audited consolidated financial statements for the fiscal year ended December 29, 2013 in the Company’s Annual Report on Form 10-K for filing with the United States Securities and Exchange Commission. The Audit Committee has also selected, and the Board has approved the selection of, KPMG LLP as the independent auditor for Fiscal 2014.

Report issued by Tracy A. Leinbach (Chair), Alan R. Batkin, Michael W.O. Garrett and Lisa Gersh, as the members of the Audit Committee as of the 2013 fiscal year end.

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ADDITIONAL INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by KPMG LLP for the integrated audits of the Company’s annual consolidated financial statements and effectiveness of internal control over financial reporting for fiscal 2013 and 2012, as well as fees for other services rendered by KPMG to the Company during fiscal 2013 and 2012.

	2013	2012
Audit Fees(1)	$4,687,000	$4,236,000
Audit-Related Fees(2)	$566,000	$185,000
Tax Fees(3)	$815,000	$931,000
All Other Fees	—	$—

Total Fees	$6,068,000	$5,352,000
(1)	Audit Fees consist of services related to the integrated audit of the Company’s consolidated financial statements and effectiveness of internal control over financial reporting. Audit fees also include consultations on accounting and reporting matters, as well as services generally only the independent auditor can reasonably be expected to provide, such as statutory audits and services in connection with filings with the United States Securities and Exchange Commission.

(2)	Audit-Related Fees consist of fees for audits of financial statements of employee benefit plans, accounting and reporting consultations related to proposed transactions and agreed upon procedures reports.

(3)	Tax Fees consist primarily of fees for tax compliance services, such as assistance with the preparation of tax returns and in connection with tax examinations, as well as fees for other tax consultations rendered to the Company.

The Audit Committee has considered whether the provision of the approved non-audit services by KPMG is compatible with maintaining KPMG’s independence and has concluded that the provision of such services is compatible with maintaining KPMG’s independence.

Policy on Audit Committee Pre-Approval of Audit Services and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

Consistent with the rules and regulations of the United States Securities and Exchange Commission regarding auditor independence, the Audit Committee has responsibility for appointing, approving compensation for and overseeing the services of the independent registered public accounting firm (hereafter referred to as the independent auditors). In fulfilling these responsibilities the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services to be provided by the independent auditors.

Prior to engagement of the independent auditor for the fiscal year, management of the Company submits to the Audit Committee for the Audit Committee’s pre-approval:

•	A description of, and estimated costs for, the proposed audit services to be provided by the independent auditors for that fiscal year.

•

A description of, and estimated costs for, the proposed non-audit services to be provided by the independent auditors for that fiscal year. These non-audit services are comprised of permissible audit-related, tax and other services, and descriptions and estimated costs are proposed for these permissible non-audit services.

Audit and permissible non-audit services which are pre-approved by the Audit Committee pursuant to this review may be performed by KPMG during the fiscal year. During the course of the year management periodically reports to the Audit Committee on the audit and non-audit services which are being provided to the Company pursuant to these pre-approvals.

In addition to pre-approving all audit and permissible non-audit services at the beginning of the fiscal year, the Audit Committee has also instituted a procedure for the consideration of additional services that arise during the course of the year for which the Company desires to retain KPMG. For individual projects with estimated fees of $75,000 or less which have not previously been pre-approved by the Audit Committee, the Chair of the Audit Committee is authorized to pre-approve such services. The Chair of the Committee reports any services which are pre-approved in this manner to the full Audit Committee at its next meeting. Any proposed additional projects with an estimated cost of more than $75,000 must be pre-approved by the full Audit Committee prior to the engagement of KPMG.

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OTHER BUSINESS

Management knows of no other matters that may be presented to the Meeting. However, if any other matter properly comes before the Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In accordance with a notice sent to certain street name shareholders of our Common Stock who share a single address, only one copy of the Notice of Internet Availability of Proxy Materials or proxy materials for the year ended December 29, 2013 is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Notice of Internet Availability of the Proxy Materials, the Proxy Statement or our Annual Report on Form 10-K for the year ended December 29, 2013, he or she may contact Debbie Hancock, Vice President of Investor Relations, Hasbro, Inc., 1027 Newport Avenue, Pawtucket, Rhode Island 02861, phone (401) 431-8697, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations Department using the above contact information if he or she would like to receive separate Notices of the Internet Availability of Proxy Materials or proxy statements and annual reports in the future. If you are receiving multiple copies of our Notice of Internet Availability of the Proxy Materials, annual report or proxy statement, you may request householding in the future by contacting the Investor Relations Department using the above contact information.

COST AND MANNER OF SOLICITATION

The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company will reimburse them for any reasonable expenses incurred in connection therewith. The Company has also retained Morrow & Co., LLC, 470 West Avenue, Stamford CT 06902 to aid in the solicitation of proxies at an estimated cost of $12,000 plus reimbursement of reasonable out-of-pocket expenses. In addition to use of mail, proxies may be solicited by officers and employees of the Company or of Morrow & Co., LLC in person or by telephone.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you are respectfully requested to vote by Internet, by telephone or by marking, signing and dating a proxy and returning it in as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

Barbara Finigan

Senior Vice President, Chief Legal Officer and Corporate Secretary

Dated: April 7, 2014

Pawtucket, Rhode Island

Hasbro, Inc. | Notice of Annual Meeting of Shareholders and 2014 Proxy Statement	79

Appendix A

HASBRO, INC. STANDARDS FOR DIRECTOR INDEPENDENCE

FEBRUARY 2014

The following are the standards that will be employed by the Hasbro, Inc. (the “Company”) Board of Directors in determining issues of director independence pursuant to applicable legal requirements and the rules of The NASDAQ Stock Market. For purposes of these standards (i) the Company is meant to include not only Hasbro, Inc., but all of its subsidiaries and divisions, and (ii) a director’s immediate family is deemed to include the following relationships, whether by blood, marriage or adoption: the director’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law, or anyone else residing in such person’s home.

•

The Board of Directors (the “Board”) must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization which has a relationship with the Company). The Company will disclose this determination in compliance with all applicable rules and regulations.

•

No director who is an employee (or whose immediate family member is an executive officer) of the Company can be independent until at least three years after such employment or executive officer relationship has ended.

•

No director who is affiliated with or employed by (or whose immediate family member is affiliated or employed in a professional capacity by) a present or former internal or external auditor of the Company can be independent until at least three years after the end of either the affiliation or the employment or auditing relationship.

•

No director can be independent if he or she directly or indirectly receives from the Company any fees or compensation other than that which is related solely to his or her (i) service as a member of the Board or one of its committees, (ii) benefits under a tax-qualified retirement plan or (iii) non-discretionary compensation. A director who accepts any consulting, advisory or other compensatory fees from the Company other than in this connection will not be considered independent. The same prohibition applies with respect to members of a director’s immediate family, with the exclusion of compensation received by an immediate family member as a non-executive officer employee of the Company, which will be considered in making an independence determination, but which does not preclude a determination of independence.

•

No director who (or whose immediate family member) is employed as an executive officer of another entity where any of the Company’s present executives serve on that entity’s compensation committee can be independent until at least three years after the end of such service or employment relationship.

•

No director who is an executive officer, partner, controlling shareholder or an employee (or whose immediate family member is an executive officer, partner or controlling shareholder) of an entity (including a charitable entity) that makes payments to or receives payments from the Company in amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such entity’s consolidated gross revenues, can be independent until three years after falling below such threshold.

•

No director who is performing, or is a partner, member, officer, director or employee of any entity performing, paid consulting, legal, investment banking, commercial banking, accounting, financial advisory or other professional services work (“professional services”) for the Company can be independent until three years after such services have ended.

Additional Relationships to Consider in Determining Director Independence

The following are suggested parameters that the Board has agreed to consider in determining whether a director has a material relationship or affiliation with the Company that would impact a finding of independence. If a director satisfies all of the criteria set forth below it would suggest that the director, absent other contrary considerations, does not have a material relationship with the Company and is independent. If a director fails to satisfy one or more of the criteria set forth below, further Board inquiry and discussion is needed to determine if the director has a material relationship with the Company or may be found independent.

Business and Professional Relationships of Directors and Their Family Members

•

The director is not currently providing personally, and has not provided personally within the past three years, property, goods or services (other than services as a member of the Board or any committees thereof) to the Company or any of its executive officers.

•

No member of the director’s immediate family is currently providing personally, or has provided personally within the past three years, property, goods or services (other than services as an unpaid intern of the Company) to the Company or any of its executive officers.

•

The director is not currently receiving personally, and has not received personally within the past three years, property, goods or services from the Company. The foregoing requirements do not apply to compensation, services or goods paid or provided to the director solely in connection with the director’s service on the Board or any committees thereof, including $1,000 or less a year in the Company’s products which may be given to the director or one or more of the director’s family members as a director benefit.

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•

No member of the director’s immediate family is currently receiving personally, or has received personally within the past three years, property, goods or services from the Company, excluding the de minimus Company product benefit mentioned above. The foregoing requirements do not apply to unpaid internships provided to a member of the director’s immediate family.

•

The director is not an executive officer or employee of any entity to which the Company was indebted at any time within the past three years or which was indebted to the Company at any time within the past three years in an amount that exceeded at the end of any such year the greater of (i) 2% of such entity’s consolidated assets or (ii) $1,000,000.

Compensation

•

Notwithstanding the restriction described above with respect to direct or indirect receipt of consulting, advisory or other compensatory fees other than in connection with Board or committee service, arrangements between the Company and (i) entities affiliated with the director or (ii) immediate family members of the director, which may be deemed to provide a form of indirect compensation to the director, will not result in a loss of status as an independent director provided such relationships do not violate the requirements set forth above.

Charitable Relationships

•	The director is not an executive officer or an employee of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

•

No member of the director’s immediate family is an executive officer of an entity that has received charitable contributions from the Company in excess of $100,000 in any of the past three fiscal years.

Stock Ownership

•	The director’s stock ownership, as determined in accordance with the rules of the SEC as applied to preparation of proxy statements, does not exceed 5% of the Company’s outstanding stock.

Other Family Relationships

•	The director is not related to any other member of the Company’s board of directors or any officer of the Company.

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Appendix B

HASBRO, INC.

2014 SENIOR MANAGEMENT ANNUAL PERFORMANCE PLAN

Section 1.   Purpose. The purpose of the Hasbro, Inc. 2014 Senior Management Annual Performance Plan (the “Plan”) is to promote the interests of Hasbro, Inc. (the “Company”) and its shareholders by providing incentive to participating senior executive officers of the Company to make significant contributions to the performance of the Company and to reward outstanding performance on the part of those individuals whose decisions and actions most significantly affect the growth, profitability and efficient operation of the Company.

Section 2.   Term. The Plan shall be effective as of the first day of the Company’s 2014 fiscal year (the “Effective Date”), subject to shareholder approval of the Plan at the Company’s 2014 Annual Meeting of Shareholders, and shall also be applicable for all future fiscal years of the Company unless amended or terminated by the Company pursuant to Section 10, subject to any future shareholder reapproval requirements of the Internal Revenue Code of 1986, as amended (including without limitation Section 162(m) thereof), and the rules and regulations (including any then current proposed and/or transitional rules or regulations) promulgated thereunder by the Internal Revenue Service (collectively the “Code”).

Section 3.   Coverage. For purposes of the Plan, a “Participant” for a fiscal year shall mean each executive officer or other employee of the Company selected for such fiscal year by the Compensation Committee of the Board of Directors or a subcommittee thereof, consisting solely of two or more “outside directors,” as defined in Section 162(m) of the Code (the “Committee”). Each member of the Committee shall also be a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

Section 4.   Performance Goals. For each Participant for a fiscal year, the Committee shall designate, within the time period required by the Code, one or more performance goals (each, a “Performance Goal”) to be applied in determining whether payments may be made under the award opportunity (the “Performance Award”) granted to the Participant for such year. The Plan, Performance Goals, payout levels (as described in Section 5 below), and Performance Awards will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Performance Award under the performance-based compensation exception requirements of Section 162(m) of the Code. The Committee will pre-establish each Performance Goal and other relevant terms in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or such earlier time as is required to qualify the Performance Award as performance-based under Section 162(m) of the Code). Attainment of the specified percentage of the Performance Goal so established shall be a condition to any payment under the Performance Award. The Performance Goal for each Participant shall be an objectively determinable measure of performance based on any one or a combination of the following criteria for the fiscal year: cash net earnings; core brands growth; core brands net revenues; cost control; earnings before income taxes; earnings before interest and taxes; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; economic value added; free cash flow; gross profit; net cash provided by operating activities; net earnings; earnings per share; net earnings per share; net revenues; operating margin; operating profit; return on assets; return on capital investment; return on net revenues; return on shareholders’ equity; sales; stock price; total shareholder return on common stock relative to S&P 500 Index; total shareholder return on common stock relative to Russell 1000 Consumer Discretionary Index; total shareholder return relative to any company or any customized list of companies established by the Committee at the same time as it sets the relevant Performance Goal and working capital. These business criteria may be measured (i) on a consolidated basis or (ii) on a segment, divisional, sector, subsidiary or other business unit, line of business, project or geographical basis or on the basis of one or more designated products or brands (herein collectively “business unit”), all as selected by the Committee in each individual case. Performance Goals utilizing the foregoing business criteria may be based upon the achievement of specified levels of consolidated or other business unit performance under one or more of the measures described above relative to internal targets, the past performance of the Company or relevant business unit, or the past, present or future performance of other corporations or their relevant business units. In setting the Performance Goals the Committee intends to set goals which are indicative of strong performance. Performance Goals, including the criteria upon which such goals are based, may vary among Participants. A Performance Goal may consist of a targeted increase in one or more criteria, maintaining one or more criteria or limiting a reduction in one or more criteria, all as determined by the Committee in its discretion for any particular year.

Whether and to what extent a pre-established Performance Goal is achieved shall be determined by reference to the Company’s certified financial statements and supporting financial records maintained by the Company in the ordinary course in accordance with generally accepted accounting principles or on such other objective basis as the Committee determines at the time it specifies the Performance Goal. Without limiting the generality of the foregoing, the Committee may, at the time it specifies the Performance Goal, provide that such objective bases for determining performance will be modified in an objectively determinable and nondiscretionary manner to reflect specified types of events occurring during the fiscal year — for example, but without limitation, acquisitions or dispositions, compensation expenses related to acquisitions, the effects of litigations, arbitrations or settlements, changes in accounting principles, gains or losses on discontinued operations, the writedown of any asset, changes related to restructuring or rationalization programs, amortization of purchased intangibles, impacts from entering into or amending significant licenses or other relationships with third parties, the net impact of tax rate changes, non-cash asset impairment charges, or any other specified items that are considered by

B-1

the Committee to be extraordinary, or other non-recurring and/or non-budgeted items specified by the Committee — the occurrence of which, and the impact of which on such bases for determining performance, are themselves objectively determinable and nondiscretionary.

Section 5. Payout Levels. Within the time period for establishing the terms of a Performance Award, as described in Section 4 above, the Committee shall establish for each Performance Award the maximum amount, expressed as a percentage of Earned Salary (but in no event greater than the maximum amount described in the last sentence of this Section 5), that will be payable to the Participant if the Performance Goal or Performance Goals applicable to the Performance Award are achieved at specified levels pre-established by the Committee. For example, if the Committee establishes under Section 4 a Performance Award opportunity based solely on EBITDA for the fiscal year, it shall establish at the same time a maximum percentage of Earned Salary that will be payable to the Participant at specified levels of EBITDA for the year, which may include no payment for EBITDA performance below a specified level and no increase in payout for EBITDA above a specified level. For purposes of the Plan “Earned Salary” means all base compensation for the Participant for the year in question, which base compensation shall (i) include all base compensation amounts deferred by the Participant under the Company’s Retirement Savings Plan, the Company’s Non-Qualified Deferred Compensation Plan and/or any similar or successor plans for the fiscal year and (ii) exclude any bonus or other benefits, other than base compensation, for the year in question. In no event shall the maximum amount paid to any one individual as a Performance Award under the Plan in respect of any given fiscal year exceed 300% of that individual’s base salary for the year in question, or $6 million, whichever is smaller.

Section 6.   Administration and Interpretation. The Plan shall be administered by the Committee, which shall have the sole authority to select Participants under the Plan, to set Performance Goals for Participants and to make rules and regulations for the administration of the Plan. The Committee may delegate to others, including to officers or other employees of the Company, nondiscretionary administrative functions under the Plan. In making any determinations under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company and its affiliates as well as those of counsel, public accountants and other professional or expert persons. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive, and the Committee shall have the full power and authority in its sole discretion to reduce, or to refuse to make (but not to increase), any payment. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

Section 7.   Certification of Achievement of Performance Goals. Provided that the Code so requires, the Committee shall, prior to any payment under the Plan, certify in writing the extent, if any, of achievement of Performance Goals for each Participant, and such determination will be final and conclusive. For purposes of this Section and for so long as the Code permits, the approved minutes of the Committee meeting in which the certification is made may be treated as a written certification.

Section 8.   Payment of Awards. Payment, if any, under the Plan with respect to a fiscal year can be made in cash or in shares of the Company’s stock, which shares, if issued, shall be issued under and pursuant to the terms of the Hasbro, Inc. Restated 2003 Stock Incentive Performance Plan, or any successor thereto, and shall be made to the Participant if the Participant is employed by the Company at the end of such fiscal year and, subject to the certification requirement described in Section 7, may be made at any time or in installments from time to time between the first day and March 15 of the next fiscal year at the discretion of the Committee.

Unless the Committee provides otherwise, immediately upon the cessation of the Participant’s employment with the Company prior to the end of the fiscal year in question, any unpaid Performance Award under the Plan for such fiscal year will terminate and be forfeited.

Section 9.   Clawback of Awards. All incentive compensation awarded under the Plan is subject to the Hasbro, Inc. Clawback Policy adopted by the Board of Directors as it may be amended from time to time. By accepting an award under the Plan, a Participant agrees that all incentive compensation to which the Participant is or becomes entitled to under the Plan shall be subject to the terms of the Hasbro, Inc. Clawback Policy.

Section 10.   Amendment or Termination. The Committee may terminate or suspend at any time the Plan in whole or in part or from time to time amend the Plan in any respect, provided that no such amendments that require shareholder approval shall be effective without such shareholder approval having been obtained.

Section 11.   No Assignment. The rights hereunder, including without limitation rights to receive any payment, shall not be sold, assigned, transferred, encumbered or hypothecated by a Participant (except by testamentary disposition or intestate succession). During the lifetime of any Participant any payment shall be payable only to such Participant.

Section 12.   The Company. For purposes of the Plan, the “Company” shall include the successors and assigns of the Company, and the Plan shall be binding on any corporation or other person with which the Company is merged or consolidated, or which acquires substantially all of the assets of the Company, or which otherwise succeeds to its business.

Section 13.   No Right to Participate. Nothing in the Plan shall be deemed to create any obligation on the part of the Committee to select any executive officer or other employee of the Company as a Participant, nor confer upon any Participant in the Plan the right to remain a Participant in the Plan for any subsequent fiscal year.

Section 14.   Governing Law. The validity, construction and effect of the Plan and any action taken or relating to the Plan shall be determined in accordance with the laws of the State of Rhode Island and applicable federal law.

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Appendix C

2012 US Mercer Benchmark Database — Executive

3PS, Inc.

7-Eleven, Inc.

A&E Television Network

AAA National Office

AAA Northern California, Nevada and Utah

AarhusKarlshamn USA Inc.

AB Mauri Food Inc.

AB Vista

ABB Concise Optical Group

Abbott Laboratories

ABQ Health Partners

Accident Fund Insurance Company of America

ACS Technologies

Actavis Inc.

ACUITY

Acuity Brands Inc.

Acuity Brands Inc. – Controls

Acuity Brands Inc. – Lighting & Luminaries

Aditi Technologies

Adva Optical Networking North America, Inc.

Adventist Health

Advocate Healthcare

AECOM Technology Corporation

Aeronix, Inc.

AET Inc. Ltd.

Aetna, Inc.

AFC Enterprises, Inc.

AFLAC Incorporated

AgFirst Farm Credit Bank

Aggreko International

AGL Resources

AGL Resources – Sequent Energy Management

Agnesian HealthCare

AgriBank, FCB

Agropur Cooperative – Cheese & Ingredient

Agropur Cooperative – Natrel USA

Ahlstrom USA

Aimia Proprietary Loyalty US Inc.

AIPSO

Air Liquide

Akzo Nobel, Inc

Alea North America

Alegent Health

Alexian Brother Health System

Alfa Laval, Inc.

Alion Science and Technology

Allegiance Health

Allergan, Inc.

Alliance Data Systems

Alliance Data Systems – Epsilon

Alliance Data Systems – Retail

Alliant Techsystems

Allianz Life Insurance Company of

North America

Allina Health System

Allina Health System –

New Ulm Medical Center

Ally Financial, Inc.

Ally Financial, Inc. – Auto Finance

Ally Financial, Inc. – Commercial Finance

Ally Financial, Inc. – Insurance

Ally Financial, Inc. – ResCap

ALSAC/St. Jude Children’s

Research Hospital

Altana ACTEGA Kelstar, Inc.

Altana BYK USA, Inc.

Altana BYK-Gardner USA

Altana ECKART America Corp.

Altana ELANTAS PDG, Inc.

Altarum Institute

Altria

Alyeska Pipeline Service Company

Amcor Rigid Plastics

AMEC Americas

American Airlines, Inc.

American Cancer Society

American Century Investments

American Century Investments – CA

American College of Emergency Physicians

American Dental Partners, Inc.

American Express

American Family Insurance

American Financial Group, Inc.

American Financial Group, Inc. – Great

American Financial Resources, Inc.

American Financial Group, Inc. – Great American Property and Casualty Insurance Company

American Financial Group, Inc. – Great American Supplemental Products

American Property and Casualty Insurance Company

American Supplemental Products

American Heart Association

American Home Mortgage

Servicing, Inc.

American Institute of Physics

American International Group, Inc.

American International Group, Inc. – Chartis

American Medical Association

American Red Cross

American Transmission Company

American University

Amerigroup Corporation

Amerigroup Corporation – Northeastern Region

Amerigroup Corporation – Southern Region

Amerigroup Corporation – Western Region

AmeriPride Services Inc.

Ameriprise Financial

Ameristar Casinos, Inc.

American Casinos, Inc. – Ameristar Casino Black Hawk

American Casinos, Inc. – Ameristar Casino Council Bluffs

Ameristar Casinos, Inc. – Ameristar Casino Kansas City

Ameristar Casino, Inc. – Ameristar Casino St. Charles

Ameristar Casinos, Inc. – Ameristar Casino Vicksburg

Ameristar Casinos, Inc. – Cactus Petes

Ameristar Casinos, Inc. – Resorts East Chicago

Ameritas Life Insurance Corporation

Amherst H. Wilder Foundation

Ammeraal Beltech, Inc.

Amtrak

Amway

Anchor Lamina America, Inc.

Andrews Kurth LLP

ANH Refractories Company

Ann, Inc.

Anne Arundel Medical Center

Apartment Investment and Management Co.

Apex Systems, Inc.

APL Ltd.

APL Ltd. – APL Logistics

APL Ltd. – APL Maritime

Apollo Group

Apollo Group – Apollo Global

Apollo Group – College for Financial Planning

Apollo Group – Institute for Professional Development

Apollo Group – University of Phoenix

Apollo Group – Western International University

Arbella Insurance Group

Arby’s Restaurant Group

Arc Worldwide

Arch Coal, Inc.

Archstone

Argo Group – US

Argonne National Laboratory

ArjoHuntleigh NA

Arkansas Blue Cross Blue Shield

Arlington County Government

Arnold and Porter, LLP

Arrow Electronics, Inc.

Arrow Electronics, Inc. – ECS

Arrow Electronics, Inc. – Global Components

ARTEL, Inc.

Arthrex, Inc.

Asahi Kasei Plastics N.A. Inc.

Ascena Retail Group, Inc.

Ascena Retail Group, Inc. – Dressbarn

Ascena Retail Group, Inc. – Justice

Ascena Retail Group, Inc. – Maurices

Ascend Learning LLC

Ascend Learning LLC – ATI Nursing

Ascend Learning LLC – Boston Reed

Ascend Learning LLC – ClickSafety

Ascend Learning LLC – EsamFX – ABLE Inc.

Ascend Learning – Jones and Bartlett

Ascend Learning – National Academy of Sports Medicine

Ascend Learning – National Healthcareer Association

Ascom (Schweiz) AG

ASM America, Inc.

Asset Acceptance Capital Corp.

Asset Acceptance Capital Corp. – Legal Recovery Solutions, LLC

Association of American Medical Colleges

Asurion

Atkins North America

Atlantic Capital Bank

AtlantiCare

AtlantiCare – Regional Medical Center

Atmos Energy

Atria Senior Living Group

Aurora Health Care

Aurora Health Care – Aurora Clinical Laboratories

Aurora Health Care – Aurora Health Care Ventures

Aurora Health Care – Aurora Medical Group, North Region

Aurora Health Care – Memorial Hospital of Burlington

Aurora Health Care – St. Luke’s Medical Center

Auto Club Group

Automatic Data Processing (ADP)

Automatic Data Processing (ADP) – AVS Division

Automatic Data Processing (ADP) – Dealer Services

Automatic Data Processing (ADP) – Employer Services

Automatic Data Processing (ADP) – Employer Services, MAD Division

Automatic Data Processing (ADP) – Employer Services, NA Division

Automatic Data Processing (ADP) – ES International

Automatic Data Processing (ADP) – TS Division

Automobile Club of Southern California

AutoNation

AutoZone, Inc.

AvalonBay Communities, Inc.

Avery Dennison Corporation

Avis Budget Group, Inc.

Aviva USA

Avon Products, Inc.

AXA Equitable

Axcess Financial – Check ‘n Go

Axcess Financial Services, Inc.

AXIS Specialty US Services, Inc.

Axxis Drilling, Inc.

AZZ Inc.

AZZ Inc. – Atkinson

AZZ Inc. – Aztec Tubular Products

AZZ Inc. – Central Electric

AZZ Inc. – Rig-A-Lite

AZZ Inc. – The Calvert Company

B&H Photo

Bacardi U.S.A., Inc.

Bain & Company

Balfour Beatty Construction

Ball Corporation

Ball Corporation – Ball Food & Household Product Division, Americas

Ball Corporation – Ball Packaging Group

Ball Corporation – Metal Beverage Packaging Division

Banco Popular North America

Bare Escentuals

Barilla America Inc.

Bart & Associates, Inc.

Battelle

Battelle – Pacific Northwest National Laboratory

Baxter International Inc.

Baylor College of Medicine

Baylor Health Care System

Baylor Health Care System – Baylor All Saints Medical Center

Baylor Health Care System – Baylor Jack and Jane Hamilton Heart and Vascular Hospital

Baylor Health Care System – Baylor Medical Center at Carrollton

Baylor Health Care System – Baylor Medical Center at Garland

Baylor Health Care System – Baylor Medical Center at Grapevine

Baylor Health Care System – Baylor Medical Center at Irving

Baylor Heath Care System – Baylor Medical Center at Plano

Baylor Health Care System – Baylor Medical Center at Waxahachie

Baylor Health Care System – Baylor University Medical Center

Baylor Health Care System – Health Texas Provider Network

Baylor Health Care System – The Heart Hospital Baylor

Baystate Health, Inc.

Bechtel Corporation

Betchtel Plant Machinery, Inc.

Belden, Inc.

Belk, Inc.

Belo Corp

Bentley University

Berkshire Health Systems

Best Buy Company, Inc.

Big Lots, Inc.

Bill & Melinda Gates Foundation

BJC HealthCare

BJC HealthCare – Barnes-Jewish Hospital

BJ’s Wholesale Club, Inc.

Black & Veatch Corporation

BloodSource

Blue Cross & Blue Shield of Rhode Island

Blue Cross and Blue Shield of Massachusetts

Blue Cross and Blue Shield of North Carolina

Blue Cross and of Idaho Health Services, Inc.

Blue Cross of Northeastern Pennsylvania

Blue Shield of California

BlueCross BlueShield of Florida

BlueCross BlueShield of Kansas City

BlueCross BlueShield of Louisiana

BlueCross BlueShield of Nebraska

BlueCross BlueShield of South Carolina

BlueCross BlueShield of Tennessee

BlueLinx Corporation

BMW Financial Services NA, LLC

BMW Manufacturing Co., LLC

BMW of North America, LLC

Board of Governors of the Federal Reserve System

Boart Longyear

Boddie Noell Enterprises, Inc.

Boeing Employees Credit Union

Boise Cascade, LLC

Boise Cascade, LLC – Building Materials Distribution

Boise Cascade, LLC – Wood Products

Boise Inc.

Boston College

Boston Medical Center HealthNet Plan

Boy Scouts of America

Brady Corporation

Branch Banking & Trust Company

Bremer Financial Corporation

Bremer Financial Corporation – Bremer Bank NA, Fargo

Bremer Financial Corporation – Bremer Bank NA, Saint Cloud

Bremer Financial Corporation – Bremer Bank NA, Twin Cities

Bremer Financial Corporation – Bremer Bank NA, Willmar

Bridgepoint Education, Inc.

Bristow Group

Broadridge Financial Solutions, Inc.

Broadridge Financial Solutions, Inc. – Investor Communication Solutions

Broadridge Financial Solutions, Inc. Securities Processing Solutions

Brookdale Senior Living, Inc.

Brookfield Renewable Power

Brookhaven National Laboratory

Brookstone, Inc.

Broward Health

Brown and Caldwell

BRP US, Inc.

Bryan Cave LLP

BSH Home Appliances Corporation

Buckeye Partners, L.P.

Buckingham Asset Management, LLC

Burlington Coat Factory

C&S Wholesale Grocers

Cablevision System Corporation

CACI International, Inc.

Calamos Investments

California Casualty Management Company

California Dental Association

California Hospital Association

California Institute of Technology

California ISO

California Pizza Kitchen

Cambia Health Solutions

Campari America

Campbell Soup Company

Campbell Soup Company – Pepperidge Farm

Canadian Pacific US

Capella Education Company

Capital One Financial Corp.

Cardinal Health, Inc.

Career Education Corporation

CareFirst BlueCross BlueShield

CareFusion Corporation

Cargill, Inc.

Caribou Coffee Company

Carlson

Carlson – Carlson Wagonlit Travel

Carlson – Hotels Worldwide

Carlson – Restaurants Worldwide

CarMax, Inc.

Carmeuse North America

Carnegie Mellon University

Carolinas Healthcare System

Carpenter Technology Corporation

Carter’s, Inc.

Casey Family Programs

Catholic Charities Health and Human Services

Catholic Charities Health and Human Services – Community Services

Catholic Charities Health and Human Services – Services

Catholic Financial Life

Catholic Health Initiatives

Catholic Health Initiatives – CHI Nebraska

Catholic Health Initiatives – Franciscan Health System

Catholic Health Initiatives – Franciscan Villa

Catholic Health Initiatives – Good Samaritan Hospital

Catholic Health Initiatives – Memorial Health Care System

Catholic Health Initiatives – Mercy Health Network

Catholic Health Initiatives – Mercy Medical Center Roseburg

Catholic Health Initiatives – Mercy Medical Center Williston

Catholic Health Initiatives – St. Elizabeth Regional Medical Center

Catholic Health Initiatives – St. Catherine Hospital

Catholic Health Initiatives – St. Clare’s Health System

Catholic Health Initiatives – St. Francis Healthcare Campus

Catholic Health Initiatives – St. Francis Medical Center

Catholic Health Initiatives – St. Joseph Health System

Catholic Health Initiatives – St. Joseph Regional Health Network

Catholic Health Initiatives – St. Joseph’s Area Health Services

Catholic Health Initiatives – St. Joseph’s Hospital & Health Center

Catholic Health Initiatives – St. Mary’s Community Hospital

Catholic Health Initiatives – St. Vincent Health System

Catholic Health Initiatives – Unity Family Healthcare

Catholic Health Initiatives – Villa Nazareth

CDM Smith, Inc.

CDS Global, Inc.

Cedars-Sinai Health System

Celestica

Cemex, Inc. US

Cengage Learning

CenterPoint Energy

Central Georgia Health System

Centura Health

Centura Health – Avista Adventist Hospital

Centura Health – Centura Health At Home

Centura Health – Littleton Adventist Hospital

Centura Health – Mercy Regional Medical Center

Centura Health – Parker Adventist Hospital

Centura Health – Porter Adventist Hospital

Centura Health – St. Anthony’s Central Hospital

Centura Health – St. Anthony’s North Hospital

Centura Health – St. Anthony’s Summit Medical Center

Centura Health – St. Mary Corwin Hospital

Centura Health – St. Thomas More Hospital

CenturyLink

CertusBank

CEVA Logistics Americas

CGI Technologies and Solutions, Inc.

CH2M Hill

Checkpoint Systems Inc.

Checkpoint Systems Inc. – Merchandise Visibility

Checkpoint Systems Inc. – North America

Checkpoint Systems Inc. – SMS Worldwide

Chelan County Public Utility District

Chemetall – US Inc.

Chemetall Lithium

Chicago Board Options Exchange

Children’s Healthcare of Atlanta

Children’s Hospital Boston

Children’s Hospital Los Angeles

Children’s Hospital of Orange County

Children’s Hospital of Wisconsin

Children’s Hospitals and Clinics of Minnesota

Children’s Medical Center of Dallas

Chipotle Mexican Grill

Chiquita Brands International, Inc.

Choctaw Nation of Oklahoma

Choctaw Nation of Oklahoma-Choctaw Defense

Choice Hotels International, Inc.

Christopher & Banks

CHRISTUS Health

CHRISTUS Health – CHRISTUS Spohn

CHS Inc.

CHS Inc. – Agriculture

CHS Inc. – Business Solutions

CHS Inc. – Energy

Cimarex Energy Co.

Cincinnati Children’s Hospital Medical Center

Cinetic Automation

Cinetic Landis Corp.

Cinetic Sorting Corp.

Cirque du Soleil, Las Vegas

Citi – Citi North America, Operations & Technology

Citizens Property Insurance Corporation

Citizens Republic Bancorp, Inc.

City and County of Denver

City National Bank

City of Dublin

City of Fort Worth

City of Garland

City of Hope

City of Houston

Classified Ventures, LLC

Clean Harbors Environmental Services

Clemens Family Corporation

Clemens Family Corporation – Clemens Food Group

Cleveland Brothers Equipment Co., Inc.

Cleveland Clinic

Cleveland Clinic – Hillcrest Hospital

Cleveland Clinic – Medina Hospital

Cloud Peak Energy Resources

CNA Financial Corporation

CNH America LLC

CNO Financial Group, Inc.

Coats North America

Coca-Cola Bottling Co. Consolidated

Coca-Cola Refreshments

Coffeyville Resources Nitrogen Fertilizer, LLC

Coinstar, Inc.

Cointstar, Inc. – Coin and Entertainment Services

Coinstar, Inc. – DVD Services

Colgate-Palmolive Company

College of DuPage

Collin County

Colonial Pipeline Company

Colorado Springs Utilities

Columbian Chemicals Company

Columbian Chemicals Company – Hickok KS Plant

Columbian Chemicals Company – North America Region

Columbian Chemicals Company – North Bend Plant

Columbus McKinnon Corporation

Comcast Corporation

Comcast Corporation – Comcast Cable Communications

Comerica, Inc.

Community Health Network

Community Health Systems

Compass Bank

Compass Group North America

Computer Sciences Corporation

Computer Sciences Corporation – Business Services & Solutions

Computer Sciences Corporation – Managed Services

Computer Sciences Corporation – North American Public Sector

Computershare

Concorde Career Colleges Inc.

Connecticut Children’s Medical Center

Constellation Brands, Inc.

Convergys Corporation

Con-way Inc.

CoreLogic

Corn Products

Cornell University

Corning, Inc.

Corning, Inc. – Corning Cable Systems

Corning, Inc. – Display Technologies

Corning, Inc. – Environmental Technologies

Corning, Inc. – Life Sciences

Corning, Inc. – Optical Fiber

Corning, Inc. – Specialty & Ophthalmic Materials

Country Financial

Covance, Inc.

Covanta Energy

Covenant Health

Covenant Health – Covenant HomeCare

Covenant Health – Covenant Medical Management

Covenant Health – Fort Loudoun Medical Center

Covenant Health – Fort Sanders Regional Medical Center

Covenant Health – Fort Sanders West Covenant Health – Knoxville Heart Group

Covenant Health – LeConte Medical Center

Covenant Health – Methodist Medical Center

Covenant Health – Morristown-Hamblen Health System

Covenant Health – Parkwest Medical Center

Covenant Health – Thompson Cancer Survival Center

Coventry Health Care, Inc.

Coventry Health Care, Inc. – Altius Health Plan, Inc.

Coventry Health Care, Inc. – CHC of Delaware, Inc.

Coventry Health Care, Inc. – CHC of Georgia, Inc.

Coventry Health Care, Inc. – CHC of Kansas, Inc.

Coventry Health Care, Inc. – CHC of Louisiana, Inc.

Coventry Health Care, Inc. – CHC Workers Compensation

Coventry Health Care, Inc. – Florida Health Admin LLC

Coventry Health Care, Inc. – Government

Coventry Health Care, Inc. – Group Health Plan, Inc.

Coventry Health Care, Inc. – HealthAmerica Pennsylvania, Inc.

Coventry Health Care, Inc. – MHNet Speciality Services, LLC

Coventry Health Care, Inc. – Midlands (Iowa/Nebraska)

Coventry Health Care, Inc. – PersonalCare

Coventry Health Care, Inc. – Southern Health Services-Carelink

Coventry Health Care, Inc. – WellPath Select, Inc.

Cox Enterprises, Inc.

Cox Enterprises, Inc. – Cox Auto Trader

Cox Enterprises, Inc. – Cox Broadcasting

Cox Enterprises, Inc. – Cox Media Group

Cox Enterprises, Inc. – Cox Radio, Inc.

Cox Enterprises, Inc. – Cox Search, Kudzu

Cox Enterprises, Inc. – Cox Target Media

Cox Enterprises, Inc. – Manheim

Cracker Barrel Old Country Store, Inc.

Crayola LLC

Credit Acceptance Corporation

Credit Suisse AG

Crocs, Inc.

Crowe Horwath LLP

Crowley Maritime Corporation

Crowley Maritime Corporation – Crowley Liner Services, Inc. – Latin America

Crowley Maritime Corporation – Crowley Liner Services, Inc., Puerto Rico & Caribbean

Crowley Maritime Corporation – Crowley Logistics, Inc.

Crowley Maritime Corporation – Petroleum Distribution & Contracts Services

Crowley Maritime Corporation – Petroleum Services

Crowley Maritime Corporation – Technical Services

Crown Castle International Corporation

Crum & Foster

CSA International

CSL International, Inc.

Cubic Corporation

Cubic Corporation – Cubic Applications, Inc.

Cubic Corporation – Cubic Defense Applications, Inc.

Cubic Corporation – Cubic Defense Applications, Inc., Simulation Systems Division

Cubic Corporation – Cubic Global Tracking Solutions, Inc.

Cubic Corporation – Cubic Security Systems, Inc.

Cubic Corporation – Cubic Transportation System, Inc.

Cummins, Inc.

Cummins, Inc. – Components

Cummins, Inc. – Distribution Business

Cummins, Inc. – Engine Business

Cummins, Inc. – Power Generation

CUNA Mutual Group

Curtiss-Wright Corporation

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc.

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc. Embedded Computing Systems, Modular Solutions

Curtiss-Wright Corporation – Curtiss-Wright Controls, Inc., Engineered Systems

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation

Curtiss-Wright Corporation – Curtiss-Wright Flow Control Corporation, Oil & Gas Systems

Curtiss – Wright Corporation – Metal

CVS/Caremark

Daiichi Sankyo, Inc.

Dairy Management, Inc.

Dairy Management, Inc. – U.S. Dairy Export Council

Dallas Central Appraisal District

Danaher Motion

Danfoss US

Danfoss US – SeaRecovery

Darden Restaurants, Inc.

Darden Restaurants, Inc. – Bahama Breeze

Darden Restaurants, Inc. – Capital Grill

Darden Restaurants, Inc. – Eddie V’s

Darden Restaurants, Inc. – LongHorn

Darden Restaurants, Inc. – Olive Garden

Darden Restaurants, Inc. – Red Lobster

Darden Restaurants, Inc. – Season 52

Darden Restaurants, Inc. – Specialty Group

Dassault Falcon Jet Corporation

Dawn Food Products

Day & Zimmermann Group, Inc.

Day & Zimmermann Group, Inc. – American Ordnance

Day & Zimmermann Group, Inc. – Day & Zimmermann Engineering & Construction Services

Day & Zimmermann Group, Inc. – Day & Zimmermann Engineering, Constructions and Maintenance

Day & Zimmermann Group, Inc. – Day & Zimmermann Government Services

Day & Zimmermann Group, Inc. – Day & Zimmermann Munitions and Defense, Kansas

Day & Zimmermann Group, Inc. – Day & Zimmermann Munitions and Defense, Lone Star

Day & Zimmermann Group, Inc. – Day & Zimmermann NPS

Day & Zimmermann Group, Inc. – Day & Zimmermann Security Services

Day & Zimmermann Group, Inc. – Day & Zimmermann SOC

Day & Zimmermann Group, Inc. – H. L. Yoh Company

Day & Zimmermann Group, Inc. – Mason & Hanger

Daymar Colleges Group, LLC

DBP Holdings Corp.

DCI Marketing

Dean Foods Company

Dean Foods Company – Dairy

Dean Foods Company – Morningstar Foods

Dean Foods Company – WhiteWave Foods

Deckers Outdoor Corporation

Deckers Outdoor Corporation – E-Commerce

Deckers Outdoor Corporation – Other Brands

Deckers Outdoor Corporation – Retail Stores

Deckers Outdoor Corporation – Sanuk

Deckers Outdoor Corporation – Teva & Simple

Deckers Outdoor Corporation – Ugg

Deere & Company

Deere & Company – John Deere Credit

Del Monte Foods Company

Del Monte Foods Company – Consumer Products

Del Monte Foods Company – Pet Products

DeLaval Inc.

Delhaize America

Delhaize America – Bottom Dollar Foods

Delhaize America – Food Lion

Delhaize America – Hannaford

Delhaize America – Harveys Supermarket

Delhaize America – Sweetbay

Deloitte Services LP

DeLorme Publishing Co., Inc.

Denso Manufacturing Tennessee, Inc.

Denver Health & Hospital Authority

Denver Public Schools

DePaul University

Devon Energy

DeVry, Inc.

Dex One Corporation

DHL Express – USA

DHL Regional Services, Inc.

Dick’s Sporting Goods

Diebold, Incorporation

Digital Generation, Inc.

DineEquity, Inc.

DineEquity, Inc. – Applebee’s

DineEquity, Inc. – IHOP

Direct Supply, Inc.

Direct Supply, Inc. – Equipment & Furnishings

Direct Supply, Inc. – The Equipment Lifecycle System

Discovery Communications

DISH Network Corp

Diversey, Inc.

DLA Piper US, LLP DnB NOR Bank

Dockwise USA

Doherty Employment Group

Dole Food Company, Inc.

Dollar General Corporation

Dollar Tree, Inc.

Dominion Resources, Inc.

Dominion Resources, Inc. – Dominion Energy

Dominion Resources, Inc. – Dominion Generation

Dominion Resources, Inc. – Dominion Virginia Power

Domino’s Pizza, Inc.

Domtar Corporation

Doosan Infracore International, Inc.

Dorsey & Whitney LLP

Dover Corporation

Dover Corporation – Dover Communications Technologies

Dover Corporation – Dover Energy

Dover Corporation – Dover Engineered Systems

Dover Corporation = Dover Printing & Identification

Dr. Pepper Snapple Group

DRS Technologies

DRS Technologies – C3 & Aviation

DRS Technologies – Power and Environmental Systems

DRS Technologies – Reconnaissance, Surveillance and Target Acquisition (RSTA)

DRS Technologies – Tactical Systems

Drummond Company, Inc.

DSC Logistics

DSI Underground Systems, Inc.

DST Systems, Inc.

DST Systems, Inc. – Argus Health Systems, Inc.

DST Systems, Inc. – DST Health Solutions

DST Systems, Inc.-DST Output, LLC

Duke Energy Corporation

Duke University Health System

Dun & Bradstreet Corporation

Dunkin’ Brands, Inc.

Duquesne Light Holding, Inc.

DxID, LLC

Dynegy, Inc.

DYWIDAG-Systems International USA Inc.

Early Warning Services

Ecolab

ECONET, Inc.

ECONET, Inc. – Aloecorp, Inc.

ECONET, Inc. – Unigen, Inc.

ECONET, Inc. – Univera, Inc.

ED&F Mann Holdings, Inc. – ED&F Man Sugar, Inc.

ED&F Mann Holdings, Inc. – Molasses Liquid Products Corp USA

ED&F Mann Holdings, Inc. – Volcafe Specialty Coffee LLC

Edison Mission Energy

Education Management Corporation

Edward Hospital & Health Services

Edward Jones

Edwards Lifesciences, LLC

El Paso Corporation

Electric Reliability Counsel of Texas, Inc. (ERCOT, Inc.)

Elevations Credit Union

Elizabeth Arden, Inc.

Elkay Manufacturing Company

Elsevier

EMCOR Group, Inc.

EMD Serono

Emdeon Corporation

Employers Mutual Casualty Company

Energen Corporation

Energen Corporation – Alabama Gas Corporation

Energy Future Holdings Corporation

Energy Future Holdings Corporation – Luminant

Energy Future Holdings Corporation – TXU Energy

EnergySolutions

EnergySolutions – Commercial Services Group

EnergySolutions – Government Customer Group

EnPro Industries, Inc.

EnPro Industries, Inc. – CPI

EnPro Industries, Inc. – Fairbanks Morse Engine

EnPro Industries, Inc. – Garlock Sealing Technologies

EnPro Industries, Inc. – GGB Bearing Technology

EnPro Industries, Inc. – Stemco

EnPro Industries, Inc. – Technetics

ENSCO International, Inc.

ENSCO International, Inc. – North & South America Business Unit

Enterprise Products Partners L.P.

EOG Resources, Inc.

Equity Residential

Erickson Living

Erie Insurance Group

Ernst & Young, LLP

Essentia Health

Essentia Health – Duluth Clinic

Essentia Health – St. Joseph’s Medical Center

Essilor of America

Estee Lauder Companies, Inc.

Esurance Insurance Services, Inc.

Exel, a DP-DHL Company

Exel, a DP-DHL Company – Automotive, Engineer, Manufacturing, Chemical & Energy (AEMCE Sector)

Exel, a DP-DHL Company – CRH

Exel, a DP-DHL Company – Exel Direct

Exel, a DP-DHL Company – Power Packaging

Exel, a DP-DHL Company – Retail Sector

Exel, a DP-DHL Company – TASL Sector

Exelis, Inc.

Exelis, Inc. – Exelis Electronic Systems

Exelis, Inc. – Exelis Electronic Systems: Communications Systems Division

Exelis, Inc. – Exelis Electronic Systems: Electronic Attack Division

Exelis, Inc. – Exelis Electronic Systems: Integrated Electronic Warefare Systems Division

Exelis, Inc. – Exelis Electronic Systems: Integrated Structures Division

Exelis, Inc. – Exelis Electronic Systems: Radar Systems Division

Exelis, Inc. – Exelis Geospatial Systems: ISR Division

Exelis, Inc. – Exelis Geospatial Systems: Night Vision Division

Exelis, Inc. – Exelis Geospatial Systems: PNT Division

Exelis, Inc. – Exelis Geospatial Systems: VIS Division

Exelis, Inc. – Exelis Information Systems

Exelis, Inc. – Exelis Information Systems: Advanced Information Systems Division

Exelis, Inc. – Exelis Information Systems: Air Traffic Management Division

Exelis, Inc. – Exelis Information Systems: Air Transportation Systems Division

Exelis, Inc. – Exelis Information Systems: Network Systems Division

Exelis, Inc. – Exelis Mission Systems Afghan Programs Division

Exelis, Inc. – Exelis Mission Systems: Americas Programs Division

Exelis, Inc. – Exelis Mission Systems: Middle East Programs Division

Exelis, Inc. – Exelis Mission Systems: Space Ground & Range Systems Division

Exelis, Inc. – Exelis Mission Systems: TAC Division

Exelis, Inc. – Geospatial Systems

Exelis, Inc. – Exelis Mission Systems

Exelis Mission Systems

Exelon Corporation

Exempla Healthcare, Inc.

Exeter Hospital

Express Scripts, Inc.

Exterran

Faegre Baker Daniels

FairPoint Communications

Fairview Health Services

Faithful+Gould

Farm Credit Bank of Texas

Farm Credit of New Mexico

Farm Credit West

Farmland Foods, Inc.

FBL Financial Group, Inc.

FCCI Services Inc.

Federal Home Loan Bank of Atlanta

Federal Home Loan Bank of Pittsburgh

Federal Reserve Bank of Atlanta

Federal Reserve Bank of Boston

Federal Reserve Bank of Chicago

Federal Reserve Bank of Cleveland

Federal Reserve Bank of Dallas

Federal Reserve Bank of Minneapolis

Federal Reserve Bank of Philadelphia

Federal Reserve Bank of Richmond

Federal Reserve Bank of San Francisco

Federal Reserve Bank of St. Louis

Federal Reserve Information Technology

Federal-Mogul Corporation

Federal-Mogul Corporation – Aftermarket

Federal-Mogul Corporation – Powertrain Energy

Federal-Mogul Corporation – Vehicle Safety and Protection Group

Federal Investors

FedEx Corporation

FedEx Express

FedEx Freight System

FedEx Office

FedEx Services

FedEx SupplyChain

Fennemore Craig, P.C.

Fenwick & West, LLP

Ferguson Enterprises, Inc.

Ferrellgas

Ferrovial

Festo US

Fidelis Care of New York

Fidelity National Information Services

Fifth Third Bancorp

FINRA

Fireman’s Fund Insurance Company

First American Corporation

First American Corporation – First American Trust

First Commonwealth Financial Corporation

First Commonwealth Financial Corporation – First Commonwealth Bank

First Data Corporation

First Financial Bank

First Interstate BancSystem, Inc.

First Midwest Bank, Inc.

First National Bank of Omaha

First-Citizens Bank & Trust Co.

FirstEnergy Corporation

FirstEnergy Corporation – FES

FirstEnergy Corporation – FirstEnergy Generation Corp.

FirstEnergy Corporation – Jersey Central Power & Light (JCP&L)

FirstEnergy Corporation – Metropolitan Edison (MET-ED)

FirstEnergy Corporation – Monongahela Power Company (Mon Power)

FirstEnergy Corporation – Pennsylvania Electric Co. (PENELEC)

FirstEnergy Corporation – The Cleveland Electric Illuminating Company

FirstEnergy Corporation – Toledo Edition

FirstEnergy Corporation – West Penn Power Company

FirstGroup America

Fiskars Brands, Inc.

Fives North American Combustion, Inc.

Fives, Inc.

Fletcher Allen Health Care

Fluor Corporation

Fluor Corporation – Energy & Chemicals

Fluor Corporation – Fluor Government Group

Fluor Corporation – Global Services

Fluor Corporation – Industrial & Infrastructure

Fluor Corporation – Power

FMR, LLC

Follett Corporation

Follett Corporation – Follett Educational Services

Follett Corporation – Follett Higher Education Group

Follett Corporation – Follett International

Follett Corporation – Follett Library Resources

Follett Corporation – Follett Software Company

Foot Locker, Inc.

Forest City Enterprises

Fortune Brands Home & Security, Inc.

Fortune Brands Home & Security, Inc. – MasterBrand Cabinets, Inc.

Fox Networks Group

Fox Networks Group – Fox Broadcasting

Fox Networks Group – Fox College Sports

Fox Networks Group – Fox Sports Net Regional Sports Network

Fox Networks Group – National Geographic Channel

Fox Networks Group – SPEED

Fred Hutchinson Cancer Research Center

Freedom Communication, Inc.

Freeman Companies

Freeman Companies – Alford Media

Freeman Companies – Freeman AV

Freeman Companies – Freeman Expo Hall

Fremont Group

Fresenius Medical Care NA

Friedkin Companies, Inc.

Friedkin Companies, Inc. – Friedkin Aviation, Inc.

Friedkin Companies, Inc. – Gulf States Administrator, Inc.

Friedkin Companies, Inc. – Gulf States Financial Services

Friedkin Companies, Inc. – Gulf States Marketing, Inc.

Friedkin Companies, Inc. – Gulf States Toyota

Friedkin Companies, Inc. – Gulf States Toyota, Transport Systems, LLC

Friedkin Companies, Inc. – Open Road Rent a Car

FrieslandCampina USA LP

Froedtert & Community Health

Froedtert & Community Health – Froedtert Memorial Lutheran Hospital

F-Secure, Inc. North America

Fulton Financial Corporation

G&K Services, Inc.

Gambro, Inc.

Gamfi AGL US

Gardner Denver

Gardner Denver – Air-Relief, Inc.

Gardner Denver – Emco Wheaton

Gardner Denver – Gardner Denver Water Jetting

Gardner Denver – Nash Division

Gardner Denver – Oberdorfer Pumps

Gardner Denver – TCM Investments, Inc.

Gardner Denver – Thomas Division

Gartner, Inc.

Gate Gourment, Inc.

Gateway Ticketing Systems, Inc.

GATX Corporation

Gazette Communications

GCI Communication Corp.

GEICO

Geisinger Health System

Geisinger Health System – Geisinger Health Plan

Geisinger Health System – Geisinger Wyoming Valley Medical Center

GELITA USA

GENCO

GENCO – GTL

GenCorp. Inc.

GenCorp, Inc. – Aerojet General Corporation

GenCorp, Inc. – Easton Development Company LLC

General Cigar Company

General Dynamics Corporation – General Dynamics Information Technology (GDIT)

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Army Solutions

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Civil & Homeland Security

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Intelligence Solutions

General Dynamics Corporation – General Dynamics Information Technology (GDIT), Navy & Air Force Systems

General Kinematics

General Mills, Inc.

General Motors

General Nutrition, Inc.

General Nutrition, Inc. – Anderson

General Nutrition, Inc. – Leetsdale

General Nutrition, Inc. – Phoenix

General Parts International, Inc.

General USA Life Reassurance Company

GenOn Energy

Gentiva Health Services

Genuine Parts

Genworth Financial

Geodis Supply Chain Optimisation

George Washington University

Georgia Health Sciences Medical Center

Georgia Institute of Technology

GeoVera Holdings, Inc.

Getinge Sourcing LLC

Giant Eagle, Inc.

Giesecke & Devrient US

Giesecke & Devrient US – Executive Corporate

GKN America Corporation

GKN America Corporation – GKN Aerospace

GKN America Corporation – GKN Aerospace North America, Inc.

GKN America Corporation – GKN Aerospace, Chemtronics, Inc.

GKN America Corporation – GKN Aerospace, Integrated Aerostructures

GKN America Corporation – GKN Aerospace, Transparency Systems, Inc.

GKN America Corporation – GKN Driveline

GKN America Corporation – GKN Driveline North America, Inc.

GKN America Corporation – GKN Land Systems

GKN America Corporation – GKN Land Systems Power Management Division

GKN America Corporation – GKN Sinter Metals, Inc.

GKN America Corporation – GKN Sinter Metals, Inc., GKN Sinter Metals North America LLC

GKN America Corporation – Hoeganaes Corporation

Glatfelter

Global Payments, Inc.

GOJO Industries, Inc.

Golden Horizons LLC

Golden Horizons LLC – Golden Innovations

Golden Horizons LLC – Golden Innovations, AEGIS

Golden Horizons LLC – Golden Innovations, Asera Care LLC

Golden Horizons LLC – Golden Living LLC

Golub Corporation

Goodmans Interior Structures

Goodrich Corporation

Goodrich Corporation – Actuation and Landing Systems

Goodrich Corporation – Electronic Systems

Goodrich Corporation – Nacelles and Interior Systems

Goodwill Industries, Omaha

Graco Inc.

Grady Health System

Grange Mutual Casualty Company

Grant Thornton LLP

Greater Orlando Aviation Authority

Great-West Life & Annuity

Green Mountain Coffee Roasters, Inc.

Green Mountain Coffee Roasters, Inc. – Keurig Business Unit

Green Mountain Coffee Roasters, Inc. – Specialty Coffee Business Unit

Greenheck Fan Corporation

GreenStone Farm Credit Services

Greif, Inc.

Greyhound Lines, Inc.

Grinnell Mutual Reinsurance Company

Group Health Cooperative

GROWMARK, Inc.

Grundfos Pumps Corporation

Guess?, Inc.

H&R Block, Inc.

H.J. Heinz Company – Heinz North America

Haldex, Inc.

Halliburton Company

Hancock Holding Company

Hancock Holding Company – Hancock Bank of Louisiana

H.J. Heinz Company – Hancock Bank of Mississippi

Hanesbrands, Inc.

HarbourVest Partners, LLC

Harden Healthcare

Harlan Laboratories, Inc.

Harley-Davidson, Inc.

Harris Associates L.P.

Harris County Auditor’s Office

Harris County Hospital District

Harris Teeter, Inc.

Harsco Corporation

Harsco Corporation – Air-X-Changers

Harsco Corporation – IKG Industries

Harsco Corporation – Infrastructure

Harsco Corporation – Metals

Harsco Corporation – Minerals

Harsco Corporation – Patterson-Kelley

Harsco Corporation – Rail

Hartford HealthCare

Harvard Pilgrim Health Care

Harvard University

Harvard Vanguard Medial Associates

Hasbro, Inc.

Hastings Mutual Insurance Company

Hawaiian Electric Company

HBM Inc.

HCA

HD Supply, Inc.

Health Care Service Corporation

Health Care Service Corporation – BlueCross BlueShield of Illinois

Health First, Inc.

Health Net, Inc.

Health Net, Inc. – Health Net Federal Services

Health Net, Inc. – Health Net of Arizona

Health Net, Inc. – Health Net of California

Health Net, Inc. – Health Net of Oregon

Health Net, Inc. – Health Net of the Northeast

Health Net, Inc. – Health Net Pharmaceutical Services

HealthEast Care System

HealthNow New York, Inc.

HealthPartners

HealthSpring, Inc.

HealthSpring, Inc. – Gulfquest

HealthSpring, Inc. – HealthSpring of Florida

HealthSpring, Inc. – NewQuest

Heartland Regional Medical Center

H-E-B

Hendrick & Struggles International, Inc.

Hella Corporate Center USA Inc. (HCCU)

Hella Inc.

Hella Inc. – Hella Electronics Corporation (HEC)

Helmerich & Payne, Inc.

Hempel (USA), Inc.

Hendrick Medical Center

Henkel Corporation

Henkel Corporation – Consumer Goods

Henniges Automotive

Henry Ford Health System

Henry Ford Health System – Henry Ford Hospital

Henry Ford Health System – Macomb Hospital, Clinton Township

Henry Ford Health System – Macomb Hospital, Warren Campus

Henry Ford Health System – West Bloomfield Hospital

Henry Ford Health System – Wyandotte Hospital

Herbalife Ltd.

Herman Miller, Inc.

Highlights for Children

Highlights for Children – Zaner-Bloser

Highmark

Highmark – Gateway Health Plan

Highmark – Insurance Group

Highmark – UCCI

Highmark – WVA

HighMount Exploration & Production LLC

Hilton Worldwide Corporation

Hines Interests, LLP

HNI Corporation

HNI Corporation – Allsteel

HNI Corporation – Gunlocke

HNI Corporation – HBF

HNI Corporation – Hearth & Home Technologies

HNI Corporation – HNI International

HNI Corporation – HON Company

HNI Corporation – Paoli

HNTB Companies

HNTB Companies – Central

HNTB Companies – Great Lakes

HNTB Companies – Infrastructure

HNTB Companies – Northeast

HNTB Companies – Southeast

HNTB Companies – West

Hoag Hospital

Holland America Line

HollyFrontier Corporation

Holy Spirit Hospital

Home Box Office

Horizon Blue Cross Blue Shield of New Jersey

Hormel Foods Corporation

Hormel Foods Corporation – Affiliated BU’s

Hormel Foods Corporation – Farmer John

Hormel Foods Corporation – Foodservice

Hormel Foods Corporation – Grocery Products

Hormel Foods Corporation – Hormel Foods International Corporation

Hormel Foods Corporation – Jennie-O Turkey Store

Hormel Foods Corporation – Refrigerated Foods

Hormel Foods Corporation – Specialty Foods

Hospital Sisters Health System

Hostess Brands, Inc.

Hot Topic, Inc.

Houghton Mifflin Company

Hoya Surgical Optics – Americas

HRN Performance Solutions

Hu-Friedy Manufacturing Company Inc.

Humana, Inc.

Hunt Consolidated

Hunt Consolidated – Hunt Oil Company

Hunt Consolidated – Hunt Realty

Hunter Douglas Inc.

Hunter Industries

Huntington Bancshares Incorporated

Hunton & Williams, LLP

Huron Consulting Group

Husky Injection Molding Systems Ltd. –US

Hyatt Hotels Corporation

Hypertherm

Hyundai Information Services North America

Hyundai Motor America

ICL

ICL Industrial Products

Idaho Power Company

IDEXX Laboratories

IKEA Distribution Services, Inc.

Illinois Tool Works

IMC, Inc.

IMG Worldwide

IMG Worldwide – IMG College

IMG Worldwide – IMG Media

IMG Worldwide – IMG Sports & Entertainment

IMS Health

IMS Health – Global Pharma Solutions

IMS Health – Healthcare Value Solutions

IMS Health – Management Consulting

IMS Health – United States

Independence Blue Cross

Independence Blue Cross – AmeriHealth Administrators

Independence Blue Cross – AmeriHealth New Jersey

Independence Blue Cross – CompServices Inc.

Independent Health Association, Inc.

Indiana Farm Bureau Insurance

ING North American Insurance Corporation – US Financial Services

Ingram Industries, Inc.

Ingram Micro, Inc.

Ingram Micro, Inc. – Latin America

Ingram Micro, Inc. – North America

Inova Health System

Insight

Insperity

Institute of Nuclear Power Operations

Intelsat Corporation

Intelsat General Corporation

InterContinential Hotels Group Americas

Intermountain Health Care, Inc.

Intermountain Health Care, Inc. – Dixie Regional Medical Center

Intermountain Health Care, Inc. – Home Care Services

Intermountain Health Care, Inc. – Intermountain Medical Center

Intermountain Health Care, Inc. – McKay-Dee Hospital

Intermountain Health Care, Inc. – Medical Group

Intermountain Health Care, Inc. – Park City Medical Center

Intermountain Health Care, Inc. – Primary Children’s Hospital

Intermountain Health Care, Inc. – SelectHealth

Intermountain Health Care, Inc. – Southwest Regional Cancer Clinic

Intermountain Health Care, Inc. – Urban Central Region

Intermountain Health Care, Inc. – Urban North Region

Intermountain Health Care, Inc. – Urban South Region

Intermountain Health Care, Inc. – Utah Valley Regional Medical Center

International Imaging Materials, Inc.

International Paper Company

Interpublic Group of Companies

Intrepid Potash

Invesco Ltd

Investment Company Institute

IPA

Iron Mountain Incorporated

Iron Mountain Incorporated – North America

Itochu International, Inc. North America

J.C. Penney Company, Inc.

J. Paul Getty Trust

J.R. Simplot Company

J.R. Simplot Company – Aribusiness Group

J.R. Simplot Company – Food Group

J.R. Simplot Company – Land & Livestock

Jabil Circuit, Inc.

Jacobs Engineering Group, Inc.

Jacobs Engineering Group, Inc. – Eastern Region

Jacobs Engineering Group, Inc. – GBNA

Jacobs Engineering Group, Inc. – Global Construction Services

Jacobs Engineering Group, Inc. – Jacobs Northern Region

Jacobs Engineering Group, Inc. – NAI East

Jacobs Engineering Group, Inc. – Western Region

James Hardie Industries, SE

James Hardie Industries, SE – James Hardie Building Products

James Hardie Industries, SE – James Hardie Building Products, Building Products USA

James Hardie Industries, SE – James Hardie Building Products, Research & Development USA

Jefferson County Public Schools

JetBlue Airways

JM Family Enterprises

Jo-Ann Fabric & Craft Stores Inc.

Jockey International, Inc.

John B. Sanfilippo & Son, Inc.

John Hancock Financial Services, Inc.

John Wiley & Sons, Inc.

John Hopkins HealthCare, LLC

Johns Manville

Johnson Controls, Inc.

Johnson Financial Group

Johnsonville Sausage, LLC

Jones Lang LaSalle

Jones Lang LaSalle – Americas

Jostens, Inc.

Jostens, Inc. – Memory Book Division

Jostens, Inc. – Scholastic/Grad/Prod/College/Jewelry Division

Joy Mining Machinery

JPS Health Network

Judicial Council of California

Kansas City Southern Railway

Kao Brands Company

Kao Specialties Americas LLC

KAR Auction Services, Inc.

KAR Auction Services, Inc. – ADESA

KAR Auction Services, Inc. – Automobile Finance Corporation

KAR Auction Services, Inc. – Insurance Auto Auctions

KBR, Inc.

KBR, Inc. – Allstates

KBR, Inc. – Downstream

KBR, Inc. – Gas Monetization

KBR, Inc. – Hydrocarbons

KBR, Inc. – Infrastructure

KBR, Inc. – Infrastructure, Government & Power

KBR, Inc. – North American Government and Logistics

KBR, Inc. – Power & Industrial

KBR, Inc. – Services

KBR, Inc. – Technology

KBR, Inc. – Upstream, Oil & Gas

KBR, Inc. – Ventures

Kellogg Company

Kellogg Company – International

Kellogg Company – Kashi

Kellogg Company – Morning Foods

Kellogg Company – North America

Kellogg Company – Specialty Channels

Kellogg Company – US

Kelly Services, Inc.

Kelsey-Seybold Clinic

Kemper Home Service Companies

Kemper Preferred

Kennametal Inc.

Kent State University

Kewaunee Scientific Corporation

KeyCorp

Keystone Foods, LLC

Keystone Foods, LLC – USA Proteins

Kforce Inc.

Kimberly-Clark Corporation

Kimberly-Clark Corporation – Health Care

Kimberly-Clark Corporation – K-C Professionals

Kindred Healthcare, Inc.

Kindred Healthcare, Inc. – Home Health/Hospice

Kindred Healthcare, Inc. – Hospital Division

Kindred Healthcare, Inc. – Nursing Center Division

Kindred Healthcare, Inc. – RehabCare Division

Kiwanis International, Inc.

Knowledge Learning Corporation

Knowledge Learning Corporation – Children’s Creative Learning Centers

Kohler Company

Kohler Company – Ann Sacks

Kohler Company – Baker

Kohler Company – Engines

Kohler Company – Global Faucets

Kohler Company – Global Power Group

Kohler Company – Hospitality & Real Estate Group

Kohler Company – Interiors Group

Kohler Company – Kallista

Kohler Company – Kitchen & Bath

Kohler Company – Kohler Rental Power

Kohler Company – Mark David

Kohler Company – McGuire Furniture Company

Kohler Company – Plumbing Americas

Kohler Company – Power Systems Business

Kohler Company – Robern

Kohl’s Corporation

Kone, Inc.

Kuehne + Nagel – North America

Kuehne + Nagel – US

KULICKE & SOFFA INDUSTRIES, INC.

L.L. Bean, Inc.

Laboratory Corporation of America

Lancaster General

Land O’Lakes, Inc.

Land O’Lakes, Inc. – Dairy Food Division

Land O’Lakes, Inc. – Feed Division

Land O’Lakes, Inc. – WinField Solutions

Latham & Watkins LLP

Laureate Education, Inc.

Laureate Education, Inc. – Canter & Associates, Inc.

Laureate Education, Inc. – College of Santa Fe

Laureate Education, Inc. – Kendall College

Laureate Education, Inc. – Walden University

Lawson Products, Inc.

Legacy Health

Legal & General America, Inc.

Leggett & Platt, Incorporated

Leggett & Platt, Incorporated – Asia Automotive

Leggett & Platt, Incorporated – Bedding Group

Leggett & Platt, Incorporated – Commercial Fixturing & Components Segment

Leggett & Platt, Incorporated – Commercial Vehicle Products Group

Leggett & Platt, Incorporated – Consumer Products Group

Leggett & Platt, Incorporated – Hanes Industries

Leggett & Platt, Incorporated – Home Furniture Components Group

Leggett & Platt, Incorporated – Industrial Materials Segment

Leggett & Platt, Incorporated – Office Furn Components

Leggett & Platt, Incorporated – Residential Furnishings Segment

Leggett & Platt, Incorporated – Specialized Products Segment

Leggett & Platt, Incorporated – Tubing & Fabrication

Leggett & Platt, Incorporated – Wire Division

LEGO Systems, Inc.

Leica Geosystems

Lend Lease

Lend Lease – Atlanta

Lend Lease – Charlotte

Lend Lease – Chicago

Lend Lease – Los Angeles

Lend Lease – Nashville

Lend Lease – New York

Leo Burnett USA

Leupold & Stevens, Inc.

LexisNexis Group – US Corporate and Federal Markets

LG&E and KU Energy LLC

Lhoist North America

Liberty Mutual Group

Liberty Mutual Group – Agency Corporation

Liberty Mutual Group –

Commercial Markets

Liberty Mutual Group – Liberty International

Liberty Mutual Group – Personal Markets

Lieberman Research Worldwide

Lifetime Healthcare Companies, Inc.

Lifetime Healthcare Companies, Inc. – Excellus BlueCross BluShield

Lifetime Healthcare Companies, Inc. – Lifetime Care

Lifetime Healthcare Companies, Inc. – MedAmerica

Lifetouch, Inc.

Lifetouch, Inc. – Lifetouch Church Directories (LCD)

Lifetouch, Inc. – Lifetouch National School Studios (LNSS)

Lifetouch, Inc. – Lifetouch Portrait Studio (LPS)

Limited Brands, Inc.

Limited Brands, Inc. – Bath And Body Works

Limited Brands, Inc. – Henri Benzel

Limited Brands, Inc. – La Senza

Limited Brands, Inc. – Mast Global

Limited Brands, Inc. – Victoria’s Secret Stores

Link-Belt Construction Equipment Company

LM Wind Power Blades (AR) Inc.

LM Wind Power Blades (ND), Inc.

Logan’s Roadhouse

Lonza North America Inc.

Lonza North America Inc. – Biologics

Lonza North America Inc. – Walkersville

Loparex, LLC

Lord & Taylor

Lorillard Inc.

Los Angeles Unified School District

Louis Vuitton North America Inc.

Lower Colorado River Authority

Lower Colorado River Authority – Transmission Services

LPL Financial

LSG Lufthansa Service Holding AG

LSG Lufthansa Service Holding AG – LSG Sky Chefs Inc.

Lubrizol Corporation

Lubrizol Corporation – Lubrizol Additives

Lubrizol Corporation – Lubrizol Advanced Materials

Luck Companies Corporation

Luck Companies Corporation – Charles Luck Stone Stores

Luck Companies Corporation – Construction Aggregates

Luck Companies Corporation – Har-Tru Tennis

Luvata Franklin, Inc.

Luxottica Retail US

Macy’s, Inc.

Macy’s Inc. – Bloomingdale’s

Macy’s Inc. – Macy’s Credit & Customer Services

Macy’s Inc. – Macy’s Logistics and Operations (MLO)

Macy’s, Inc. – Macy’s Systems and Technology

Madison Square Garden

MAG Americas

MAG Global Services

Magellan Health Services

Magellan Health Services – Missouri

Magellan Midstream Holdings, LP

Magellan Midstream Holdings, LP – Pipeline/Terminal Division

Magellan Midstream Holdings, LP – Transportation

Magna Donnelly Corporation – Magna Services of America Group

Magnesium Products of America Inc.

Main Line Health, Inc.

Main Line Health, Inc. – Bryn Mawr Hospital

Main Line Health, Inc. – Bryn Mawr Rehabilitation Hospital

Main Line Health, Inc. – Jefferson Home Care

Main Line Health, Inc. – Paoli Hospital

Main Line Health, Inc. – Riddle Memorial Hospital

Main Line Health, Inc. – The Lankenau Hospital

Main Street America Group

MANN+HUMMEL USA, Inc.

Mannington Mills

Mannington Mills – Burke Industries

Manpower, Inc.

ManTech International Corporation

MAPFRE Insurance

Maquet Getinge Group

Marc Jacobs International LLC

Maricopa County Community College District

Maricopa Integrated Health Systems

Maritz, Inc.

Maritz, Inc. – Maritz Motivation

Maritz, Inc. – Maritz Research

Maritz, Inc. – Martiz Travel

Marriott International

Marriott International – The Ritz-Carlton

Mars North America

Mars North America – Mars Food US

Mars North America – Mars Petcare US

Mars North America – Mars Snackfood US

Marsh & McLennan Companies, Inc.

Marshfield Clinic

Mary Kay, Inc.

Mary Kay, Inc. – US Division

Mary Washington Healthcare

Maryland Procurement Office

Masco Corporation – Decorative Architectural Group, Behr Processing Corporation

Massachusetts Institute of Technology

MassMutual Life Insurance Company

MasterCard Incorporated

Matrix Medial Network

Matson Navigation Company

Matson Navigation Company – Matson Integrated Logistics

Matthews International Corporation

Maxum Petroleum

Maxum Petroleum – Canyon State Oil

Maxum Petroleum – General Petroleum

Maxum Petroleum – Petroleum Products, Inc.

Maxum Petroleum – Simons Petroleum

Mayo Foundation

Mayo Foundation – Mayo Clinic, Jacksonville

May Foundation – Mayo Clinic, Scottsdale

McCain Foods USA, Inc.

McDermott International, Inc.

McDonald’s Corporation

McGladrey & Pullen

McGraw-Hill Education

MDU Resources Group, Inc.

MDU Resources Group, Inc. – Fidelity Exploration & Production Company

MDU Resources Group, Inc. – Knife River Corporation

MDU Resources Group, Inc. – Montana Dakota Utilities

MDU Resources Group, Inc. – WBI Holdings, Inc.

MeadWestvaco Corporation

MeadWestvaco Corporation – Calmar

MeadWestvaco Corporation – Coated Board

MeadWestvaco Corporation – Community Development & Land Management

MeadWestvaco Corporation – Consumer Packaging Group

MeadWestvaco Corporation – Packaging Resource Division

Medical College of Wisconsin

Medical Mutual of Ohio

MedStar Health

Medtronic, Inc.

Memorial Hermann

Memorial Hermann – Home Health

Memorial Hermann – Katy

Memorial Hermann – MHealth

Memorial Hermann – Northeast Hospital

Memorial Hermann – Southeast

Memorial Hermann – Texas Medical Center

Memorial Hermann – The Woodlands

Memorial Sloan-Kettering Cancer Center

Mercedes-Benz USA

Mercury Insurance Group

Mercy Corps

Meritor, Inc.

Meritor, Inc. – Aftermarket

Meritor, Inc. – Industrial

Meritor, Inc. – Truck

Merrill Corporation

Metalsa Structural Products, Inc.

Methodist Health System

MetLife

MFS Investment Management

MGIC Investment Corp.

Michael Baker Corporation

Michaels Stores, Inc.

Michelin North America, Inc.

Michelin North America, Inc. – DLPS

Michelin North America, Inc. – PL

Michelin North America, Inc. – TC

Michelin North America, Inc. – Michelin Americas Research Corp.

Michigan Auto Insurance Placement Facility

MillerCoors LLC

Mills-Peninsula Health Services

Mine Safety Appliances Company

Mitsui & Co. (USA), Inc.

Modern Woodmen of America

ModusLink Global Solutions, Inc.

ModusLink Global Solutions, Inc. – Supply Chain Division

Moet Hennessy USA

Mohawk Industries, Inc.

Mohawk Industries, Inc. – Dal-Tile Corporation

Molex

Molex – Commercial Products Division

Molex – Integrated Products Division

Molex – Sales & Marketing Division

Molina Healthcare

Molson Coors Brewing Company

Momentive Specialty Chemicals, Inc.

MoneyGram International, Inc.

Monsanto Company

Moore & Van Allen, PLLC

Morgan, Lewis & Bockius LLP

Morrison & Foerster, LLP Mountain States Health Alliance

MTS Systems Corporation

MTS Systems Corporation – Sensors

MTS Systems Corporation – Test Division

Munich Reinsurance America, Inc.

Mutual of Omaha

Mutual of Omaha – Mutual of Omaha Bank

MWH Global, Inc.

Mylan, Inc.

Nalco Holding Company

Nash-Finch Company

National Association of Home Builders

National Church Residences

National Church Residences – NCR Health Care Division

National Church Residences – NCR Housing Division

National Future Association

National Interstate Insurance Company

National Louis University

National Renewable Energy Laboratory

National Rural Utilities Cooperative Finance Corporation

Nationwide Insurance

Nature’s Sunshine Products

Nautilus, Inc.

Navigant Consulting, Inc.

Navistar, Inc.

Navy Exchange Service Command

Navy Federal Credit Union

NCCI Holdings, Inc.

NCH Corporation

Neighborhood Health Plan

Neighborhood Health Plan of Rhode Island

Nestlé USA, Inc.

Nestlé USA, Inc. – Beverage Division

Nestlé USA, Inc. – Direct Store Delivery Division

Nestlé USA, Inc. – Nestlé Dryer’s Ice Cream

Nestlé USA, Inc. – Nestlé Prepared Foods Company

Nestlé USA, Inc. – Nestlé Professionals

Nestlé USA, Inc. – Nestlé Sales

Nestlé USA, Inc. – Pizza Division

NetJets, Inc.

NetJets, Inc. – NetJets Aviation, Inc.

NetJets, Inc. – NetJets International

NetJets, Inc. – NetJets Sales, Inc.

Netorian LLC

New Balance Athletic Shoe, Inc.

New York Community Bancorp, Inc.

New York Life Insurance Company

New York Power Authority

New York Power Authority – Blenheim-Gilboa Power Project

New York Presbyterian Healthcare System

New York University

NewPage Group, Inc.

Nexen Petroleum USA, Inc.

NextEra Energy, Inc.

Niagara Bottling, LLC

NJM Insurance Group

Noble Corporation

Nordstrom, Inc. – Nordstrom fsb

Norfolk Southern Corporation

North American Construction Services, Ltd

North American Hoganas Inc.

Northeast Georgia Health System, Inc.

Northern Arizona University

Northern Trust Corporation

NorthShore University HealthSystem

Northwestern Mutual

Northwestern University

Norton Healthcare

Nova Healthcare Administrators, Inc.

Novant Health, Inc.

Novant Health, Inc. – Prince William Hospital

Novartis Animal Health US, Inc.

Novartis Pharmaceuticals

Novartis US, Consumer Health

Novelis

Novelis – North America

Novo Nordisk Inc.

NTT Data Inc

NuStar Energy LP

Nutricia North America

NYU Langone Medical Center

O’Reilly Auto Parts, Inc.

Oak Ridge Associated Universities

Oakland County Government

Oakwood Healthcare, Inc.

Océ Business Services

Office Depot

OfficeMax Incorporated

OGE Energy Corporation

Oglethorpe Power Corporation

OhioHealth

Ohly Americas

Oil State Industries, Inc. – Arlington

Old Dominion Electric Cooperative

Old National Bancorp

Old National Bancorp – Old National Bank

O’Melveny & Myers LLP

Omnicare, Inc.

Omnicare, Inc. – Long Term Care

Omnicare, Inc. – Specialty

OneBeacon Insurance

Orange County Government

Orange County’s Credit Union

Orbital Sciences Corporation

Orica USA Inc.

Oriental Trading Company, Inc.

Orrick, Herrington & Sutcliffe, LLP

OSI Industries, LLC

OSI Industries, LLC – Oakland Facility

OSI Industries, LLC – West Chicago Facility

OSI Industries, LLC – West Jordan Facility

OSI Restaurant Partners, LLC

OSI Restaurant Partners, LLC – Bonefish Grill

OSI Restaurant Partners, LLC – Carrabba’s Italian Grill

OSI Restaurant Partners, LLC – Flemings Prime Steakhouse and Wine Bar

OSI Restaurant Partners, LLC – Outback Steakhouse

OSI Restaurant Partners, LLC – Outback Steakhouse International

OSI Restaurant Partners, LLC – Roy’s Hawaiian Fusion

Owens Corning

PACCAR

PACCAR – ITD

PACCAR – Kenworth Truck Company

PACCAR – PACCAR Engine Company

PACCAR – PACCAR Financial

PACCAR – Parts

PACCAR – Peterbilt Motors Company

PACCAR – Technical Center

PACCAR – Winch

Pacific Gas & Electric Company

Pacific Life Insurance Company

Packaging Corporation of America

Packaging Corporation of America – Containerboard

Packaging Corporation of America – Corrugated

Pall Corporation

Pall Corporation – Industrial

Pall Corporation – Life Science

Palmetto Health

Palos Community Hospital

Pandora Holding US

Panduit Corporation

Panduit Corporation – Wiring Components Division

Papa John’s International, Inc.

Paramount Pictures

Park Nicollet Health Services

Parker Hannifin Corporation

Parker Hannifin Corporation – Aerospace Group

Parker Hannifin Corporation – Automation Group

Parker Hannifin Corporation – Climate and Industrial Controls Group

Parker Hannifin Corporation – Filtration Group

Parker Hannifin Corporation – Fluid Connectors Group

Parker Hannifin Corporation – Hydraulics Group

Parker Hannifin Corporation – Industrial

Parker Hannifin Corporation – Instrumentation Group

Parker Hannifin Corporation – Seal Group

Parkland Health & Hospital System

Parkview Health

Parsons Brinckerhoff

Parsons Corporation

Parsons Corporation – Parsons Environment & Infrastructure Group Inc.

Parsons Corporation – Parsons Government Services Inc.

Parsons Corporation – Transportation Group

Partners HealthCare

Patterson Companies

Patterson Companies – Patterson Dental

Patterson Companies – Patterson Medical

Patterson Companies – Webster Veterinary

Patton Boggs LLP

Peabody Energy Corporation

Peabody Energy Corporation – Peabody Powder River Services LLC

Peabody Energy Corporation – Peabody Rocky Mountain Management Services LLC

PeaceHealth

PeaceHealth – Lower Columbia Religion

PeaceHealth – Oregon Region

PeaceHealth – Whatcom Region

Pearson Education

Pearson Education – Curriculum

Pearson Education – Higher Ed Professional

Pearson Education – Pearson NCS, Assessments & Information

Pearson Education – Pearson VUE

Peet’s Coffee & Tea

PEMCO Insurance

Penn National Insurance

Pennsylvania Higher Education Authority Agency

Pentagon Federal Credit Union

Pentair, Inc.

Pentair, Inc. – Aquatic Systems

Pentair, Inc. – Flow Technologies

Pentair, Inc. – Process Technologies

Pentair, Inc. – Technical Products

Pentair, Inc. – Water Purification

People’s United Bank

People’s United Bank – People’s Capital and Leasing Corporation

People’s United Bank – People’s Securities, Inc.

People’s United Bank – People’s United Equipment Financing Corp

People’s United Bank – People’s United Insurance Agency

Pepperdine University Information Technology Division

Performance Food Group

Performance Food Group – AFI Foodservice, Inc.

Performance Food Group – Little Rock

Performance Food Group – Milton’s

Performance Food Group – NorthCenter Foodservice

Performance Food Group – Roma-Philadelphia

Performance Food Group – Temple

Performance Food Group – West Creek – Broadline Corp

Perrigo Company

Personnel Board of Jefferson County

PETCO Animal Supplies Inc.

Pharmavite, LLC

PharMerica, Inc.

PHH Arval

PHH Corporation

Philip Morris International, Inc.

Philip Morris International, Inc. – PMI Global Brands, Inc.

Philip Morris International, Inc. – PMI Global Services, Inc.

Phillips-Van Heusen Corporation

Phillips-Van Heusen Corporation – Calvin Klein

Phillips-Van Heusen Corporation – Dress Shirt

Phillips-Van Heusen Corporation – GH Bass

Phillips-Van Heusen Corporation – Izod Retail

Phillips-Van Heusen Corporation – PVH Sportswear

Phillips-Van Heusen Corporation – Tommy Hilfiger

Phillips-Van Heusen Corporation – Van Heusen Retail

Phoenix Children’s Hospital

Phoenix Companies

Phoenix Companies – Saybrus Partners, Inc.

PHOENIX Process Equipment Company

Pier 1 Imports, Inc.

Pinnacle West Capital Corporation

Pioneer Natural Resources USA, Inc.

Piper Jaffray Companies

Pitney Bowes, Inc.

PJM Interconnection

Plains Exploration & Production Company

Plante & Moran, PLLC

Plexus Corporation

Plum Creek Timber Company, Inc.

Pochet of America, Inc.

Polaris Industries, Inc.

Polymer Technologies

PolyOne Corporation

Port Authority of Allegheny County

Port of Portland

Port of Seattle

Portfolio Recovery Associates, Inc.

Ports America, Inc.

Post Holdings Inc.

PPD, Inc.

PPG Industries, Inc.

PPL Corporation

Praxair, Inc.

Praxair, Inc. – hydrogen-carbon-monoxide (HyCO)

Praxair, Inc. – North American Industrial Gases

Praxair, Inc. – Praxair Distribution, Inc.

Praxair, Inc. – Praxair Surface Technologies

Preformed Line Products Company

Pressure Chemical Co.

Prime Therapeutics LLC

Principal Financial Group

Printpack, Inc.

PrivateBancorp, Inc.

ProBuild Holdings, Inc.

Progressive Corporation

Protective Life Corporation

Protective Life Corporation – Asset Protection Division

Protective Life Corporation – Life & Annuity Division

Providence Health & Services in Oregon

Providence Health & Services in Oregon – Providence Hood River Memorial Hospital

Providence Health & Services in Oregon – Providence Medford Medical Center

Providence Health & Services in Oregon – Providence Newberg Hospital

PSA Healthcare

PSCU Financial Services

PSS World Medical, Inc.

PSS World Medical, Inc. – Gulf South Medical Supply, Inc.

PSS World Medical, Inc. – Physician Sales & Services, Inc.

Public Company Accounting Oversight Board

Publix Super Markets, Inc.

Puget Sound Energy

PulteGroup, Inc.

PZ Cussons Beauty

QBE The Americas

QEP Resources, Inc

QTI Human Resources, Inc.

Qualipac America

Questar Corporation

QVC, Inc.

Radian Group

Rakuten LinkShare Corporation

Ralcorp Holdings, Inc.

Ralcorp Holdings, Inc. – AIPC

Ralcorp Holdings, Inc. – Frozen Bakery Products

Ralcorp Holdings, Inc. – Ralcorp Snacks, Sauces & Spreads

Ralcorp Holdings, Inc. – Ralston Foods

Raley’s

RAND Corporation

Raymond James Financial

Raymond James Financial – Capital Markets

Raymond James Financial – Eagle Asset Management

Raymond James Financial – Raymond James Bank

RBC Wealth Management

Red Bull North America

Regency Centers Corporation

Regeneron Pharmaceuticals, Inc.

Regions Financial Corporation

Reichhold, Inc.

Renaissance Learning, Inc.

Republic National Distributing Company

Republic Underwriters Insurance Company

Restaurant Application Development

Restaurant Technology Services, LLC

Rexel Holdings USA

Rexel Holdings USA – Gexpro

Rexel Holdings USA – Gexpro, Gulf Coast

Rexel Holdings USA – Gexpro, Midwest

Rexel Holdings USA – Gexpro, North Atlantic

Rexel Holdings USA – Gexpro, Southeast

Rexel Holdings USA – Rexel East Central

Rexel Holdings USA – Rexel Florida

Rexel Holdings USA – Rexel Mid Atlantic

Rexel Holdings USA – Rexel Northeast

Rexel Holdings USA – Rexel South Central

Rexel Holdings USA – Rexel West Central

Rexel Holdings USA – Rexel, Inc.

Rexel Holdings USA – Rexel, Inc. West Coast

Rexnord Corp.

Rexnord Corp. – Aerospace

Rexnord Corp. – Bearing

Rexnord Corp. – Chain & Conveying Equipment

Rexnord Corp. – Coupling

Rexnord Corp. – Flat Top

Rexnord Corp. – Gear

Rexnord Corp. – Specialty Components

Rexnord Corp. – Water Management

Rexnord Corp. – Water Treatment

Reynolds American, Inc.

Reynolds American, Inc. – R.J. Reynolds Tobacco Co.

Rich Products Corporation

Rich Products Corporation – Arlington

Rich Products Corporation – Brownsville

Rich Products Corporation – Burlington

Rich Products Corporation – Eagan

Rich Products Corporation – Gallatin

Rich Products Corporation – Grandview

Rich Products Corporation – Hilliard

Rich Products Corporation – Jon Donaire

Rich Products Corporation – Morristown

Rich Products Corporation – Murfreesboro

Rich Products Corporation – New Britain

Rich Products Corporation – Niles

Rich Products Corporation – St. Simon’s Island

Rich Products Corporation – Vineland

Rich Products Corporation – Waycross

Ricoh Americas Corporation

Ridgewood Savings Bank

Rio Tinto plc US

Rio Tinto plc US – Resolution Copper

Rio Tinto plc US – Rio Tinto Minerals

Ritchie Bros. Auctioneers

Rite Aid Corporation

Riviana Foods, Inc.

RLI Insurance Company

Robert Bosch LLC

Robert Bosch LLC – Aftermarket Division

Robert Bosch LLC – Automotive Electronics

Robert Bosch LLC – Bosch Packaging Technology

Robert Bosch LLC – Bosch Security Systems

Robert Bosch LLC – Bosch Thermotechnology

Robert Bosch LLC – CB/Farmington Hills

Robert Bosch LLC – Chassis Systems Control

Robert Bosch LLC – Diesel Systems Division

Robert Bosch LLC – Drive and Control Technology

Robert Bosch LLC – Electrical Drives Division

Robert Bosch LLC – Gasoline Systems Division

Robert Bosch LLC – Power Tools North America

Robert Bosch LLC – Solar Energy

Robert Bosch LLC – Starter Motors and Generators

Robins, Kaplan, Miller & Ciresi, LLP

Roche Diagnostics US

Rockwell Automation, Inc.

Rockwell Collins, Inc.

Rollins, Inc.

Roper St. Francis Healthcare

Roundy’s Supermarkets, Inc.

Rowan Companies, Inc.

Royal Caribbean Cruises Ltd.

RR Donnelley & Sons

RSC Holdings Inc.

Rush University Medical Center

RWE Trading America Inc.

Ryder Systems, Inc.

Ryder Systems, Inc. – Fleet Management Solutions

Ryder Systems, Inc. – Supply Chain Solutions

S&C Electronic Company

Sabre Holdings Corporation

Sabre Holdings Corporation – Sabre Airline Solutions

Sabre Holdings Corporation – Sabre Travel Network

Sabre Holdings Corporation – Travelocity

SAE International

Safety-Kleen Systems, Inc.

Sage North America

Sage North America – Sage Business Solutions

Sage North America – Sage Payment Solutions, Inc.

SAIF Corporation

Saint Agnes Medical Center

Saks, Inc.

Saks, Inc. – Off Fifth

Samsung Telecommunications America

San Antonio Federal Credit Union

San Antonio Water System

Sandoz, Inc.

Sauer-Danfoss

Sauer-Danfoss – Controls

Sauer-Danfoss – Propel

Sauer-Danfoss – Stand Alone Business

Savannah River Nuclear Solutions, LLC

Save the Children Federation, Inc.

Savvis, Inc.

SBA Communications Corporation

SC Johnson

SCANA Corporation

SCANA Corporation – Carolina Gas Transmission Corporation

SCANA Corporation – Public Service Co of NC, Communications, ServiceCare and SEMI

SCANA Corporation – SC Electric Gas

SCANA Corporation – SEMI (SCANA Energy Marketing, Inc.)

SCF Arizona

Schlumberger Limited – Schlumberger Oilfield Services

Schneider National, Inc.

Scholle Corporation

Scholle Corporation – Scholle Chemical

Scholle Corporation – Scholle Packaging

SchoolsFirst Federal Credit Union

Science Applications International Corporation

Scottrade Inc.

Scripps Health

Scripps Health – Scripps Clinic

Scripps Health – Scripps Green Hospital

Scripps Health – Scripps Memorial Hospital Encinitas

Scripps Health – Scripps Mercy Hospital La Jolla

Scripps Health – Scripps Mercy Hospital Chula Visa

Scripps Health – Scripps Mercy Hospital San Diego

Scripps Networks Interactive, Inc.

Scripps Networks Interactive, Inc – Scripps Networks

SCS Engineers

SCS Engineers – Bellevue

SCS Engineers – BT Squared

SCS Engineers – Construction

SCS Engineers – Dallas

SCS Engineers – Long Beach

SCS Engineers – Midwest

SCS Engineers – OM&M

SCS Engineers – Reston

SCS Engineers – SCS Energy

SCS Engineers – SCS Tracer

SCS Engineers – Tampa

SCS Engineers – Valley Cottage

Searles Valley Minerals

Seattle Children’s Hospital

Securian Financial Group

Selective Insurance Company of America

Sentara Healthcare

Sentara Healthcare – Norfolk General Hospital

Sentry Insurance

Sephora USA

Suquent, Inc.

Services Corporation International

Seton Healthcare Family

Sharp HealthCare

Shearman & Sterling LLP

Shure Incorporated

Sidley Austin, LLP

Siemens Corporation

Sigma Foods Inc.

Simon Property Group

Sinclair Broadcast Group, Inc.

SIRVA, Inc.

SIRVA, Inc. – North American Van Lines, Inc.

SIRVA, Inc. – SIRVA, Relocation LLC

Skilled Healthcare, LLC

SMART Technologies Corporation

Smiths Medical, Inc.

SMSC Gaming Enterprises

Society of Manufacturing Engineers

Sodexo USA

Solera Holdings, Inc.

Solera Holdings, Inc. – Claims Services Group

Solo Cup Company

Solutia Inc.

Solutia Inc. – Advanced Interlayers

Solutia Inc. – Performance Films

Solutia Inc. – Technical Specialties

Sothebys

Southeastern Freight Lines

Southern California Regional Rail Authority

Southern Company

Southern Company – Alabama Power Company

Southern Company – Georgia Power

Southern Company – Gulf Power Company

Southern Company – Mississippi Power Company

Southern Company – Southern Nuclear Operating Co.

Southern Company SouthernLINC

Southern States Cooperative

Southwest Airlines

Southwestern Energy Company

Sovereign Bank Corporation

Space Systems/Loral

Spartan Light Metal Products, Inc.

Spectra Energy Corp.

Spectrum Health System

Spectrum Health System – Priority Health

Sprague Operating Resources, LLC

SPX Corporation

SRC – Tec

SRC Inc.

St. Elizabeth Health System

St. Jude Children’s Research Hospital

St. Luke’s Health System

St. Luke’s Health System – Anderson County Hospital

St. Luke’s Health System – Crittenton Children’s Center

St. Luke’s Health System – Cushing Memorial Hospital

St. Luke’s Health System – Hedrick Medical Center

St. Luke’s Health System – St. Luke’s East, Lee’s Summit

St. Luke’s Health System – St. Luke’s Home Care and Hospice

St. Luke’s Health System – St. Luke’s Hospital

St. Luke’s Health System – St. Luke’s Medical Group

St. Luke’s Health System – St. Luke’s Northland Hospital

St. Luke’s Health System – St. Luke’s South Hospital

St. Luke’s Health System – Wright Memorial Hospital

Stampin’ Up!, Inc.

StanCorp Financial Group

Stanford University

Stanford University Medical Center

Stanford University Medical Center – Lucile Packard Children’s Hospital

Stantec Inc.

Staples, Inc.

Staples, Inc. – North American Delivery

Staples, Inc. – North American Stores

Starwood Vacation Ownership

State Farm Insurance

State of North Carolina

State Teachers Retirement System of Ohio

Steelcase, Inc.

Steelcase, Inc. – Designtex Company

Steelcase, Inc. – PolyVision Corporation

STG, Inc.

Storck USA L.P.

Straumann USA

Stryker Corporation

Stryker Corporation – Endoscopy

Stryker Corporation – Instruments

Stryker Corporation – Medical

Stryker Corporation – Neurovascular

Stryker Corporation – Orthopedics

Stryker Corporation – Spine

Stryker Corporation – Sustainability Solutions

Subaru of Indiana Automotive Inc.

Sumitomo Electric – Carbide Manufacturing, Inc.

Summa Health System

Sun Life Financial (US)

Sunrise Medical (US) LLC

Sunsweet Growers, Inc.

Superior Essex, Inc.

Superior Essex, Inc. – Essex Group, Inc.

Superior Essex, Inc. – Superior Essex Communications LP

SuperMedia

SuperValu

Sutter Health

Swagelok Company

Swedish Health Services

Sykes Enterprises, Incorporated

Symetra Financial

Symetra Financial – Group Insurance

Symetra Financial – Life & Annuities

Synovus Financial Corporation

Synovus Financial Corporation – Globalt, Inc.

Synovus Financial Corporation – Synovus Mortgage Corp.

Synovus Financial Corporation – Synovus Securities

Synovus Financial Corporation – Synovus Trust

T. Rowe Price Group, Inc.

Target Corporation

TAS Energy Inc.

Taubman Centers, Inc.

Taylor Industries

Taylor Morrison, Inc.

TD Ameritrade Holdings Corp.

TDS Telecom

TE Connectivity

Teach For America

Teceptrol Operating LLC

TECO Energy, Inc.

TeleTech Holdings, Inc.

Tellabs

Tenaris, Inc. USA

Tenet Healthcare Corporation

Tennant Company

Terumo BCT

Tetra Pak International S.A.

Texas Association of School Boards

Texas Industries, Inc.

Texas Industries, Inc. – Aggregates

Texas Industries, Inc. – CAC

Texas Industries, Inc. – Consumer Products

Texas Mutual Insurance Company

Texas State University-San Marcos

Texon USA, Inc.

Textainer

Textron Inc.

Textron Inc. – Bell Helicopter

Textron Inc. – Cessna Aircraft

Textron Inc. – E-Z-Go

Textron Inc. – Jacobsen

Textron Inc. – Kautex

Textron Inc. – Textron Financial Corporation

Textron Inc. – Textron Systems

The Allstate Corporation

The AmeriHealth Mercy Family of Companies

The AmeriHealth Mercy Family of Companies – PerformCare Behavioral Health Solutions

The AmeriHealth Mercy Family of Companies – Select Health of South Carolina

The Boston Consulting Group

The Capital Group Companies

The Carson Companies

The Casey Group, Inc.

The Children’s Hospital of Philadelphia

The Children’s Mercy Hospital

The Chubb Corporation

The Church of Jesus of Latter-day Saints

The Coca-Cola Company

The Donna Karen Company LLC

The E.W. Scripps Company

The E.W. Scripps Company – Newspaper, The Commercial Appeal

The E.W. Scripps Company – Newspaper, Treasure Coast Newspaper

The E.W. Scripps Company – Newspaper, Ventura Country Star

The E.W. Scripps Company – Abilene Reporter-News

The E.W. Scripps Company – San Angelo Standard-Times

The E.W. Scripps Company – Scripps Howard News Service

The Employers Association

The Ford Foundation

The Frost National Bank

The Golden 1 Credit Union

The Guardian Life Insurance of America

The Guardian Life Insurance of America – Distribution

The Guardian Life Insurance of America – Group Products

The Guardian Life Insurance of America – Individual Markets

The Guardian Life Insurance of America – Retirement

The Hershey Company

The Hertz Corporation

The Hertz Corporation – RAC

The Irvine Company

The Johns Hopkins Hospital

The Johns Hopkins University

The Johns Hopkins University – Applied Physics Laboratory

The Joint Commission

The Medical University of South Carolina Hospital Authority

The Methodist Hospital System

The MITRE Corporation

The Mosaic Company

The Mosaic Company – Phosphates

The Mosaic Company – Potash

The Motorists Insurance Group

The National Academies

The New York Times Company

The Nielsen Company

The NORDAM Group

The Ohio State University

The Ohio State University Medical Center

The Outsource Group

The Pampered Chef Ltd

The Pantry, Inc.

The Pennsylvania State University – Penn State Hershey Medical Center

The Pew Charitable Trusts

The Polyclinic

The Schwan Food Company

The Schwan Food Company – Food Service, Inc.

The Schwan Food Company – Global Consumer Brands, Inc.

The Schwan Food Company – Schwan’s Home Service, Inc.

The ServiceMaster Company

The ServiceMaster Company – American Home Shield

The ServiceMaster Company – Merry Maids

The ServiceMaster Company – ServiceMaster Clean

The ServiceMaster Company – Terminix

The ServiceMaster Company – TruGreen LawnCare

The Sherwin-Williams Company

The Sherwin-Williams Company – Consumer Group, Diversified Brands Division

The Sherwin-Williams Company – Global Finishes

The Sherwin-Williams Company – Global Group, Auto Division

The Sherwin-Williams Company – Latin America Coatings

The Sherwin-Williams Company – Paint and Coatings

The Sherwin-Williams Company – Paint Stores Group

The Sherwin-Williams Company – Paint Stores Group, Eastern Division

The Sherwin-Williams Company – Paint Stores Group, Midwestern Division

The Sherwin-Williams Company – Paint Stores Group, Southeastern Division

The Sherwin-Williams Company – Paint Stores Group, Southwestern Division

The Sherwin-Williams Company – Product Finishes Division

The Sherwin-Williams Company – Protective & Marine Coatings

The SI Organization, Inc.

The Sierra Club Foundation

The Sundt Companies, Inc.

The Sundt Companies, Inc. – Sundt Construction, Inc. Federal Division

The Sundt Companies, Inc. – Sundt Construction, Inc. Northern California

The Sundt Companies, Inc. – Sundt Construction, Inc., Southern California

The Sundt Companies, Inc. – Sundt Construction, Southwest District

The Sundt Companies, Inc. – Texas Division

The TJX Companies, Inc.

The TJX Companies, Inc. – Home Goods

The TJX Companies, Inc. – Marmaxx Group

The Toro Company

The Travelers Companies, Inc.

The University of Alabama at Birmingham

The University of Arizona

The University of Chicago

The University of Chicago Medical Center

The University of Iowa

The University of Kansas Hospital

The University of Texas Medical Branch

The University of Texas System

The University of Texas System – University of Texas at Pan American

The University of Texas System – University of Texas Health Science Center

The University of Texas System – University of Texas Health Science Center at San Antonio

The Valspar Corporation

The Vanguard Group, Inc.

The Walt Disney Company

The Walt Disney Company – Disney ABC Television

The Walt Disney Company – Disney Consumer Products

The Walt Disney Company – ESPN

The Walt Disney Company – Walt Disney Parks & Resorts, LLC

The Weather Channel

The Wendy’s Company

The Wendy’s Company – New Bakery

The Williams Companies, Inc.

The Williams Companies, Inc. – Midstream

The Williams Companies, Inc. – Williams Gas Pipeline (WGP)

The Woodbridge Group

Theodor Wille Intertrade, Inc.

Thermo Fisher Scientific, Inc.

Thomas Jefferson University Hospital

Thrivent Financial for Lutherans

ThyssenKrupp Elevator

TI Automotive

TIAA-CREF

Tiffany & Co.

Tim Hortons USA Inc.

Time Warner Cable

Time Warner Cable – East Region

Time Warner Cable – West Region

Time Warner, Inc. – Time, Inc.

TMEIC Corporation

TMK IPSCO

Tomkins Corporation

Tomkins Corporation – Gates Corporation

Toray Plastics (America), Inc.

Totem Ocean Trailer Express, Inc.

Toyota Industrial Equipment Manufacturing, Inc.

Toys R Us, Inc.

Tractor Supply Company

Transamerica

Transocean, Inc.

Travis County

Trinidad Drilling LP

Trinity Health

TriWest Healthcare Alliance

Troy Corporation

True North Communications

Truman Medical Centers

Trustmark Companies

TSYS Core

TSYS Core – TSYS International Services

TSYS Core – TSYS Merchant Services

TSYS Core – TSYS North America Services

TTX Company

Tupperware Brands Corporation

Turner Broadcasting System, Inc.

Tyco Fire & Security

Under Armour, Inc.

Under Armour, Inc. – Under Armour Retails Sales

Union Tank Car Company

Uni-Select USA, Inc.

Unisys Corporation

United Parcel Service

United Rentals, Inc.

United Services Automobile Association

United States Cellular Corporation

United States Enrichment Corporation (USE)

United States Enrichment Corporation (USE) – American Centrifuge Oak Ridge

United States Enrichment Corporation (USE) – Gaseous Diffusion

United States Enrichment Corporation (USE) – Government Services

United States Olympic Committee

United States Steel Corporation

United Stationers Supply Company

United Water

UnitedHealth Group

Universal Health Services, Inc.

Universal Orlando

Universal Technical Institute

University of Buffalo

University of Arkansas for Medical Sciences

University of Central Florida

University of Colorado Hospital

University of Houston

University of Illinois at Chicago

University of Maryland Medical Center

University of Maryland University College

University of Miami

University of Michigan

University of Notre Dame

University of Pennsylvania

University of Southern California

University of Virginia Health System

UNUM Group

UPM-Kymmene, Inc.

Uponor, Inc.

URS Corporation Infrastructure and Environment Division

US Bancorp

US Federal Credit Union

US Foods

USG Corporation

USG Corporation – L&W Supply

USG Corporation – United States Gypsum Company

Utah Transit Authority

UTi Worldwide Inc.

Vail Resorts, Inc.

Vail Resorts, Inc. – Breckenridge

Vail Resorts, Inc. – Colorado Mountain Express

Vail Resorts, Inc. – Great Divide Lodge

Vail Resorts, Inc. – Heavenly Ski Resort

Vail Resorts, Inc. – Keystone Resort

Vail Resorts, Inc. – Mountain News Corp.

Vail Resorts, Inc. – NorthStar Resort

Vail Resorts, Inc. – Rock Resorts

Vail Resorts, Inc. – Specialty Sports Ventures

Vail Resorts, Inc. – Vail Mountain

Vail Resorts, Inc. – Vail Resorts Development Company

Valassis Communications, Inc.

Valero Energy Corporation

Valley National Bank

Vantiv, Inc.

Vectren Corporation

Velocity Technology Solutions, Inc.

Ventura Foods, LLC

Veolia Water North America

Veolia Water North America – Central LLC

Veolia Water North America – Industrial Group

Veolia Water North America – Northeast LLC

Veolia Water North America – West LLC

Verisign Inc.

Vermeer Corporation

Verso Paper Corp.

Vestas Americas

Vestergaard Frandsen Inc.

Vinson & Elkins, LLP

Virginia Commonwealth University Health System

Visiting Nurse Service of New York

Visteon Corporation

VITAS Healthcare Corporation

Volvo Group North America – 3P

Volvo Group North America – Arrow Truck Sales Inc.

Volvo Group North America – Construction Equipment

Volvo Group North America – Mack Trucks Inc.

Volvo Group North America – Nova Bus Company

Volvo Group North America – Parts

Volvo Group North America – Penta

Volvo Group North America – Powertrain

Volvo Group North America – Trucks

Volvo Group North America – Volvo Aero Leasing LLC

Volvo Group North America – Volvo Financial Services

Volvo Group North America – Volvo Information Technology

Volvo Group North America –Volvo Road Machinery Inc.

Vonage Holdings Corporation

VW Credit, Inc.

VWR International

W.L. Gore & Associates, Inc.

W.L. Gore & Associates, Inc. – Medical Products Division

Waddell & Reed

Wake County Government

Wake Forest University

Wal-Mart Stores, Inc.

Washington Suburban Sanitary Commission

Waste Management, Inc.

Weaver and Tidwell, LLP

Weber Aircraft LLC

Webster Financial Corporation

Webster Financial Corporation – HAS Bank

Wegmans Food Markets, Inc.

Weil, Gotshal & Manges, LLP Weir SPM

WellCare Health Plans

WellCare Health Plans – Florida Division

WellCare Health Plans – North Division

WellCare Health Plans – South Division

WellPoint, Inc.

Wells Enterprises, Inc.

Wells Fargo & Company

WellSpan Health

WellStar Health System

WESCO International, Inc.

West Penn Allegheny Health

System

West Penn Allegheny Health

System – Allegheny General Hospital & Suburban Campus

West Penn Allegheny Health

System – Alle-Kiski Medical Center

West Penn Allegheny Health

System – Canonsburg General Hospital

West Penn Allegheny Health

System – Forbes Regional Campus

West Penn Allegheny Health

System – The Western Pennsylvania Hospital

West Penn Allegheny Health

System – WPAHS Primary Care Network

Western & Southern Financial Group

Western Digital

Western Michigan University

Westlake Chemical Corporation

Westlake Chemical Corporation – Vinyls, Vinyl Chemicals

Weston Solutions, Inc.

Weston Solutions, Inc. – Central Division

Weston Solutions, Inc. – Client Business Teams Division

Weston Solutions, Inc. – Global Division

Weston Solutions, Inc. – Mid-Atlantic Division

Weston Solutions, Inc. – National Accounts

Weston Solutions, Inc. – Northeast Division

Weston Solutions, Inc. – Pacific Division

Weston Solutions, Inc. – Service Lines Division

Weston Solutions, Inc. – South Division

Westwood College

WGL Holdings, Inc. – Washington Gas

Wheaton College

Wheaton Franciscan Healthcare

Wheaton Franciscan Healthcare – All Saints Healthcare

Wheaton Franciscan Healthcare – Covenant Medical Center

Wheaton Franciscan Healthcare – St. Francis Hospital

Wheaton Franciscan Healthcare – St. Joseph Hospital

Whip Mix Corporation

Whole Foods Market, Inc.

William Blair & Company, LLC

William Marsh Rice University

Williams-Sonoma, Inc.

Wilmer Cutler Pickering Hale and Dorr, LLP

Wm. Wrigley Jr. Company

Wm. Wrigley Jr. Company – North America

Wm. Wrigley Jr. Company – US

Wolters Kluwer NA

Wolters Kluwer NA – Corporate Legal Services

Wolters Kluwer NA – Financial & Compliance

Wolters Kluwer NA – Health Services

Wolters Kluwer NA – Small Firm Services

Wolters Kluwer NA – Tax and Accounting

Wolters Kluwer NA – WK Health Clinical Solutions

Wolters Kluwer NA – WK Health Pharma Solutions

Wolters Kluwer NA – WK Health Professional Education

Wolters Kluwer NA – WK Medical Research

World Vision

Worthington Industries

Wright Express Corporation

Wyndham Worldwide

Xcel Energy Inc.

XL America

XL America – Exton OBU’s

XL America – Insurance

XL America – Insurance US

XL America – Marine and Offshore Energy

XL America – Reinsurance

XL America – Reinsurance US

Xylem Inc.

Xylem Inc. – Analytics

Xylem Inc. – RCW Executive

Xylem Residential and Commercial Water

Yamaha Corporation of America

Yellow Pages Group USA

Yeshiva University

Zale Corporation

Zebra Technologies Corporation

Zeon Corp.

Zimmer Holdings, Inc.

Zimmer Holdings, Inc. – Accelero Health

Zimmer Holdings, Inc. – Zimmer Dental

Zimmer Holdings, Inc. – Zimmer Orthobiologics

Zimmer Holdings, Inc. – Zimmer Orthopedic Surgical Products, Dover

Zimmer Holdings, Inc. – Zimmer Spine

Zions Bancorporation

Zions Bancorporation – Amegy Bank

Zions Bancorporation – California Bank and Trust

Zions Bancorporation – National Bank of Arizona

Zions Bancorporation – Nevada State Bank

Zions Bancorporation – Vectra Bank Colorado

Zions Bancorporation – Zions First National Bank

Zumtobel US

Zurich North America

Zurich North America – Farmers Insurance Group

Appendix D

Towers Watson 2012 Executive Compensation Databank

3M

A.O. Smith

Abbott Laboratories

Accenture

ACH Food

Acxion

Adecco

Aerojet

Agilent Technologies

Agrium

Air Liquide

Air Products and Chemicals

Alcatel-Lucent

Alcoa

Allergan

AMC Entertainment

American Crystal Sugar

American Sugar Refining

Americas Styrenics

AmerisourceBergen

AMETEK

Amgen

AMSTED Industries

Anixter International

APL

Appleton Papers

ARAMARK

Arby’s Restaurant Group

Archer Daniels Midland

Arctic Cat

Aricent Group

Arkema

Armstrong World Industries

Arrow Electronics

Ashland

AstraZeneca

AT&T

Atos IT Solutions and Services

Automatic Data Processing

Avaya

Avis Budget Group

BAE Systems

Ball

Barnes Group

BASF

Baxter International

Bayer AG

Bayer Business & Technology Services

Bayer CropScience

Bayer HealthCare

BD – Becton Dickinson

Beam

Bechtel Systems & Infrastructure

Best Buy

Big Lots

Bob Evans Farms

Boehringer Ingelheim

Boeing

Booz Allen Hamilton

BorgWarner

Boston Scientific

Brady

Bristol-Myers Squibb

Brunswick

Bunge

Burlington Northern Santa Fe

Bush Brothers

CA, Inc.

Cardinal Health

CareFusion

Cargill

Carlson

Carmeuse North America Group

Carnival

Carpenter Technology

Catalent Pharma Solutions

Catalyst Health Solutions

Caterpillar

Celanese Americas

Celestica

Century Aluminum

CEVA Logistics

CGI Technologies & Solutions

CH2M Hill

Chemtura

Chiquita Brands

CHS

Cintas

Cisco Systems

Clear Channel Communications

Cliffs Natural Resources

Cloud Peak Energy

Coach

Coca-Cola

Coca-Cola Enterprises

Coinstar

Colgate-Palmolive

Columbia Sportswear

Comcast

Compass Group

ConAgra Foods

Continental Automotive Systems

ConvaTec

Convergys

Cooper Industries

Corning

Covance

Covidien

Crown Castle

CSC

CSX

Cummins

Curtiss-Wright

CVS Caremark

Daiichi Sankyo

Daimler Trucks North America

Danaher

Darden Restaurants

Dean Foods

Deckers Outdoor

Dell

Delta Air Lines

Deluxe

Dentsply

Dex One

DIRECTTV Group

Dollar Thrifty Automotive Group

Dollar Tree

Domtar

Donaldson

Dow Corning

DuPont

E.W. Scripps

Eastman Chemical

Eaton

eBay

Ecolab

Eisai, Inc.

Eli Lilly

EMC

Emerson Electric

EnCana Oil & Gas USA

Endo Health Solutions

EnPro Industries

Equifax

Equity Office Properties

Ericsson

ESRI

Essilor of America

Estee Lauder

Esterline Technologies

Euro-Pro Operating

Exelis

Expedia

Experian Americas

Express Scripts

Exterran

Federal-Mogul

Fidessa Group

Fluor

Ford

Forest Laboratories

Freeport-McMoRan Copper & Gold

GAF Materials

Gap

Gates

GATX

Gavilon

GenCorp

General Atomics

General Dynamics

General Mills

General Motors

Gilead Sciences

GlaxoSmithKline

Globecomm Systems

Goodrich

Graco

Green Mountain

GROWMARK

GTECH

H.B. Fuller

Hanesbrands

Hanger Orthopedic Group

Harland Clarke

Harman International Industries

Harsco

Hasbro

Herman Miller

Hershey

Hertz

Hewlett-Packard

Hexcel

Hilton Worldwide

Hitachi Data Systems

HNI

HNTB

Hoffmann-La Roche

Honeywell

Hormel Foods

Hostess Brands

Houghton Mifflin Harcourt Publishing

Hovnanian Enterprises

HTC Corporation

Hunt Consolidated

Hutchinson Technology

IBM

IDEXX Laboratories

Illinois Tool Works

Ingersoll-Rand

Intel

Intercontinental Hotels

International Data Group

International Flavors & Fragrances

International Game Technology

International Paper

ION Geophysical

Irvine Company

Itron

ITT - Corporate

J.M. Smucker

J.R. Simplot

Jabil Circuit

Jack-in-the-Box

Jacobs Engineering

JetBlue Airways

John-Manville

Johnson & Johnson

Johnson Controls

Kaman Industrial Technologies

Kansas City Southern

Kao Brands

KB Home

KBR

Kellogg

Kelly Services

Kennametal

Keystone Foods

Kimberly-Clark

Kimco Realty

Kinross Gold

Koch Industries

Kohler

Kyocera Corporation

L-3 Communications

Land O’Lakes

Leggett and Platt

Lend Lease

Lenovo

Leprino Foods

Level 3 Communications

Lexmark International

Life Technologies

LifeCell

Limited

Lincoln Electric

L’Oreal

Lorillard Tobacco

LSG Sky Chefs

LyondellBaselll

Magellan Midstream Partners

Makino

Manitowoc

Marriott International

Martin Marietta Materials

Mary Kay

Mattel

Matthews International

McDonald’s

McGraw-Hill

MeadWestvaco

Medicines Company

Medtronic

Merck & Co.

Meredith

Micron Technology

Microsoft

Milacron

MillerCoors

Mohegan Sun Casino

Molson Coors Brewing

Monsanto

Mosaic

Motorola Mobility

Motorola Solutions

Murphy Oil

Mylan

Nash-Finch

Navigant Consulting

Navistar International

NBTY

Neoris USA

Nestlé USA

NeuStar

Newmont Mining

NewPage

Nissan North America

Nokia

Norfolk Southern

Northrop Grumman

Novartis Consumer Health

Novo Nordisk Pharmaceuticals

Novus International

Nu Skin Enterprises

Nypro

Occidental Petroleum

Office Depot

Omnicare

D-1

OMBOVA Solutions

OSI Restaurant Partners

Owens Corning

Pall Corporation

Parker Hannifin

Parsons

PCL Constructors

Performance Food Group

Pfizer

Pitney Bowes

Plexus

Polaris Industries

Polymer Group

PolyOne

Potash

PPG Industries

Praxair

Pulte Homes

Purdue Pharma

Quest Diagnostics

Quintiles

R.R. Donnelley

Ralcorp Holdings

Rayonier

Regency Centers

Research in Motion

Revlon

Ricardo

Rio Tinto

Roche Diagnostics

Rockwell Automation

Rockwell Collins

Rohm Semiconductor USA

Rolls-Royce North America

S.C. Johnson & Son

Sabre

SAIC

Sanofi-Aventis

SAS Institute

SCA Americas

Schlumberger

Schreiber Foods

Schwan’s

Scientific Research Corporation

Scotts Miracle-Gro

Seagate Technology

Sealed Air

ServiceMaster Company

ShawCor

Sherwin-Williams

Shire Pharmaceuticals

Siemens AG

Sigma-Aldrich

Snap-On

Sodexo

Solvay America

Sonoco Products

Sony Corporation

Space Systems Loral

Sprint Nextel

SPX

Staples

Starbucks Coffee Company

Starwood Hotels & Resorts

Statoil

Stepan Company

Stryker

Sundt Corporation

Swagelok

Syngenta Crop Protection

Sysco

Target

Taubman Centers

TE Connectivity

Tech Data

TeleTech Holdings

Teradata

Terex

Textron

Thermo Fisher Scientific

Thomson Reuters

Time Warner

Time Warner Cable

T-Mobile USA

Toro

Tower International

Toyota Motor Engineering & Manufacturing

North America

Transocean

Trepp

Trident Seafoods

Trinity Industries

Tronox

TRW Automotive

Tupperware Brands

Tyson Foods

Underwriters Laboratories

Unilever United States

Union Pacific Corporation

Unisys

United Rentals

United States Cellular

United Technologies

UPS

URS

Valero Energy

Valmont Industries

Verizon

Vertex Pharmaceuticals

Viacom

Viad

VistaPrint

Vulcan Materials

VWR International

Walt Disney

Warner Chilcott

Waste Management

Watson Pharmaceuticals

Wendy’s Group

Westlake Chemical

Weyerhaeuser

Whirlpool

Wm. Wrigley Jr.

Xerox

Xylem

YRC Worldwide

Yum! Brands

Zebra Technologies

D-2

Electronic Voting Instructions
You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE SHADED TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 a.m. Eastern Daylight Time, on May 22, 2014.
Vote by Internet
• Go to www.investorvote.com/HAS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
	☒	•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.		•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Election of Directors For Terms Expiring in 2015 — The Board of Directors recommends a vote FOR all of the nominees listed.

1. Nominees:		For	Withhold		For	Withhold		For	Withhold	+
	01 - Basil L. Anderson	☐	☐	02 - Alan R. Batkin	☐	☐	03 - Frank J. Biondi, Jr.	☐	☐

	04 - Kenneth A. Bronfin	☐	☐	05 - John M. Connors, Jr.	☐	☐	06 - Michael W.O. Garrett	☐	☐

	07 - Lisa Gersh	☐	☐	08 - Brian D. Goldner	☐	☐	09 - Jack M. Greenberg	☐	☐

	10 - Alan G. Hassenfeld	☐	☐	11 - Tracy A. Leinbach	☐	☐	12 - Edward M. Philip	☐	☐

	13 - Richard S. Stoddart	☐	☐	14 - Alfred J. Verrecchia	☐	☐

B	Proposals — The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.

		For	Against	Abstain

2.	The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of Hasbro, Inc., as described in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the 2014 Proxy Statement.	☐	☐	☐

4.	Ratification of the selection of KPMG LLP as Hasbro, Inc.’s independent registered public accounting firm for fiscal 2014.	☐	☐	☐

		For	Against	Abstain

3.	Approval of the 2014 Senior Management Annual Performance Plan.	☐	☐	☐

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.

¢	+

01TGIC

Dear Fellow Shareholders:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of Hasbro, Inc. to be held at 11:00 a.m., EDT on Thursday, May 22, 2014, at 1027 Newport Avenue, Pawtucket, Rhode Island. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

Your Vote Matters. Whether or not you plan to attend the 2014 Annual Meeting, it is important that your shares be voted. Please follow the instructions on the other side of this proxy card. You may, of course, attend the 2014 Annual Meeting and vote in person, even if you have previously voted. I am looking forward to seeing you there.

Sincerely,

Alfred J. Verrecchia

Chairman of the Board

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HASBRO, INC. 1027 Newport Avenue, Pawtucket, RI 02861 Annual Meeting of Shareholders – May 22, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	+

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Hasbro, Inc. (the “Company”) and hereby appoints BRIAN D. GOLDNER and ALFRED J. VERRECCHIA and each of them, with full power of substitution to each of them, as attorneys and proxies to appear and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 22, 2014 at 11:00 a.m., EDT at 1027 Newport Avenue, Pawtucket, Rhode Island, and at any adjournment or postponement thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND IN SUPPORT OF MANAGEMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK ON REVERSE SIDE AND SIGN AND DATE BELOW AND PROMPTLY MAIL IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE AND TO BE SIGNED BELOW. YOUR VOTE IS IMPORTANT

C	Non-Voting Items
Change of Address — Please print new address below.

D	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B AND D ON BOTH SIDES OF THIS CARD.	+